UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23039

Virtus Diversified Income & Convertible Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9683

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-270-7788

Date of fiscal year end: January 31

Date of reporting period: January 31, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT

January 31, 2024
Virtus Artificial Intelligence & Technology Opportunities Fund (AIO)
Virtus Convertible & Income 2024 Target Term Fund (CBH)
Virtus Convertible & Income Fund (NCV)
Virtus Convertible & Income Fund II (NCZ)
Virtus Diversified Income & Convertible Fund (ACV)
Virtus Dividend, Interest & Premium Strategy Fund (NFJ)
Virtus Equity & Convertible Income Fund (NIE)

Not FDIC Insured • No Bank Guarantee • May Lose Value

FUND DISTRIBUTIONS AND MANAGED DISTRIBUTION PLAN
The Board of Trustees (the “Board,” or the “Trustees”) of the Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each individually a “Fund” or collectively “Funds”) have adopted a Managed Distribution Plan (the “Plan”). The Plan currently provides for AIO and ACV to make a monthly distribution at a rate of $0.15 per share and $0.18 per share, respectively. The Plan currently provides for NIE to make a quarterly distribution at a rate of $0.50 per share. The Plan currently provides for NFJ to make a quarterly distribution at a rate of $0.28 per share for distributions after March 1, 2024; prior to March 1, 2024, the rate for NFJ was $0.245 per share. Under the terms of the Plan, the Funds seek to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Plan had no effect on the Funds meeting their principal strategies during the most recent fiscal period and is not expected to have such an effect in future periods.
If a Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
You should not draw any conclusions about a Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Plan.
The amounts and sources of distributions reported in a Fund’s notices issued pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment results during its fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell you how to report distributions for federal income tax purposes.
The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interest of the Fund and its shareholders.
Information on each Fund is available through the closed-end fund section on the web at www.Virtus.com. Section 19(a) notices are posted on the website at:
https://www.virtus.com/AIO
https://www.virtus.com/ACV
https://www.virtus.com/NFJ
https://www.virtus.com/NIE

MESSAGE TO SHAREHOLDERS
To Virtus Closed-End Fund Shareholders:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended January 31, 2024.
The investment picture appeared to brighten during the 12-month period. Inflation slowed measurably while the U.S. economy showed strength. The efforts of the Federal Reserve (“Fed”) and other central banks to manage inflation bolstered hopes for an economic “soft landing.” By the end of the period, interest rates were moderating and the Fed announced that rate cuts might be on the horizon, further fueling investor optimism.
For the 12 months ended January 31, 2024, U.S. large-capitalization stocks returned 20.82%, as measured by the S&P 500® Index. Small-cap stocks returned 2.40%, as measured by the Russell 2000® Index. Within international equities, developed markets, as measured by the MSCI EAFE® Index (net), returned 10.01%, outpacing emerging markets, which were down 2.94% as measured by the MSCI Emerging Markets Index (net).
In fixed income markets, the yield on the 10-year Treasury rose to 3.99% on January 31, 2024, from 3.52% on January 31, 2023. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned 2.10% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 9.28%.
Please call our shareholder service team at 1-866-270-7788 if you have questions about your fund or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President and Chief Executive Officer, Virtus Closed-End Funds
March 2024
Refer to the Manager’s Discussion section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

CBH, NCV, NCZ, ACV and NIE
MANAGER’S DISCUSSION OF MARKET PERFORMANCE (Unaudited)
January 31, 2024
Manager Comments – Voya Investment Management Co. LLC (Voya IM)
Voya Investment Management Co. LLC (“Voya IM”) manages the Funds. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity, and multi-asset platforms, including private markets and alternatives. The following commentary is provided by the portfolio team at Voya IM.
How did the markets perform during the Funds’ fiscal year ended January 31, 2024?
Markets finished higher for the 12 months ended January 31, 2024. During the reporting period, corporate profits generally exceeded estimates, driven by stronger-than-forecasted economic activity, cost-cutting efforts, and revenue growth that slowed less than expected. In addition, corporate management outlooks highlighted steady business trends, moderating inflation, and operating efficiencies. Economic growth was helped by low unemployment, steady consumption, government spending, services sector expansion, and a stabilizing manufacturing sector. In addition, the pace of interest rate hikes slowed during the period in response to decelerating inflation. All of these factors positively impacted investor sentiment and more than offset concerns about rising geopolitical tensions.
For the reporting period, risk assets rebounded, led by the S&P 500® Index, which returned 20.82%. Convertible securities and high yield corporate bonds returned 5.44% and 9.21%, respectively. Investments that are typically viewed as less risky such as investment grade credit and 10-year U.S. Treasuries returned 4.49% and -0.38%, respectively, for the same period.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
About the Fund:
Artificial Intelligence & Technology Opportunities Fund’s (NYSE: AIO) (the “Fund”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of January 31, 2024, the Fund’s leverage consisted of $130.0 million of borrowings made pursuant to margin financing and/or securities lending, which represented approximately 15% of the Fund’s total assets.
How did the markets perform during the Fund’s fiscal year ended January 31, 2024?
Markets rallied sharply over the 12 months ended January 31, 2024. Despite significant fears of a recession in early 2023, one never materialized as U.S. economic growth and corporate earnings were relatively robust. The U.S. Federal Reserve (“Fed”) and other major central banks were able to achieve a cooling of inflation from elevated levels without inducing significant job losses. Consumption remained resilient. Many of the supply and demand distortions from the pandemic continued to unwind, helping to improve the inflation backdrop.
For the reporting period, risk assets rebounded, led by the S&P 500® Index, which returned 20.82%. Convertible securities and high yield corporate bonds returned 5.44% and 9.21%, respectively. Investments that are typically viewed as less risky such as investment grade credit and 10-year U.S. Treasuries returned 4.49% and -0.38%, respectively, for the same period.
What factors affected the Fund’s performance during its fiscal year?
For the fiscal year ended January 31, 2024, the Fund’s net asset value (NAV) returned 13.56%, while its market price returned 18.84%. For the same period, the Fund’s composite benchmark, which consists of 50% MSCI All Country World Index (net) (representing equities) and 50% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 10.04%. The underlying indexes returned 14.70% for equities and 5.44% for convertibles.
The Fund’s equity portfolio was a strong relative contributor during the 12-month period. The information technology, communication services, and health care sectors contributed the most to performance on an absolute basis. The energy, industrials, and materials sectors detracted from returns.
Convertible securities were positively impacted by credit spread tightening, meaning that investors were demanding less additional yield above the risk-free rate, and by rising stock prices. Within the convertible securities allocation, the information technology, industrials, and financials sectors contributed the most to performance. Conversely, the Fund’s utilities, health care, and consumer discretionary exposures detracted from performance.
With respect to credit, the Fund’s allocation to high yield corporate bonds contributed to returns. Information technology, industrials, and consumer discretionary issues contributed to performance. The communication services sector was the only detractor.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a monthly distribution at a rate of $0.15 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distribution and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	Since Inception 10/31/19
Market Value[1,2]	18.84%	10.60%
Net Asset Value[1,2]	13.56%	12.32%
Composite: 50% MSCI All Country World Index (net)/ 50% ICE BofA U.S. Convertibles Index[1,3]	10.04%	9.73% [4]
MSCI All Country World Index (net)[1,3]	14.70%	9.42% [4]
ICE BofA U.S. Convertibles Index[1,3]	5.44%	9.84% [4]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on October 31, 2019 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[4]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2024
About the Fund:
Convertible & Income 2024 Target Term Fund’s (NYSE: CBH) (the “Fund”) investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to borrow at short-term rates and seek to invest at higher yields on its investments. As of January 31, 2024, the Fund’s leverage consisted of $19.7 million of borrowings made pursuant to margin financing, which represented approximately 10% of the Fund’s total assets.
As announced on March 1, 2024, in anticipation of its upcoming termination date of September 2, 2024, CBH has been shifting its portfolio to shorter duration securities and has paid off its borrowings. As a result, CBH’s yield has decreased. Thus, CBH reduced its monthly distribution rate from $0.046 per share to $0.027 per share, effective with its March 2024 distribution, to pay out an amount closer to its expected earnings.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2024, the Fund’s net asset value (NAV) returned 3.96%, while its market price returned 4.02%. For the same period, the Fund’s composite benchmark, which consists of 40% ICE BofA U.S. Convertibles Index (representing convertible securities), 45% ICE BofA U.S. High Yield BB-B Constrained Index (representing high yield bonds), and 15% Credit Suisse Leveraged Loan Index (representing leveraged loans), returned 7.85%. The underlying indexes returned 5.44% for convertible securities, 8.73% for high yield bonds, and 11.08% for leveraged loans.
The Fund delivered a high level of monthly income during the 12-month period. With respect to total return, the Fund benefited from strength across risk assets including convertible securities, high yield corporate bonds, and bank loans.
Convertible securities were positively impacted by credit spread tightening, meaning that investors were demanding less additional yield above the risk-free rate, and by rising stock prices. Within the Fund’s convertible securities allocation, the technology, health care, and consumer discretionary sectors contributed the most to performance. Conversely, only media and financials detracted from performance.
With respect to high yield corporate bonds, issues in gaming, recreation & travel, and financial services had the greatest positive impact on performance. Cable & satellite television was the only industry that adversely affected the Fund.
Bank loan holdings were also additive, led by issues in technology, theaters & entertainment, and retail. Only one industry -- energy -- hindered performance.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	5 Years	Since Inception 6/29/17
Market Value[1,2]	4.02%	6.96%	4.74%
Net Asset Value[1,2]	3.96% [3]	5.83%	5.29%
Composite: 40% ICE BofA U.S. Convertibles Index/ 45% ICE BofA U.S. High Yield BB-B Constrained Index/ 15% Credit Suisse Leveraged Loan Index[1,4]	7.85%	6.90%	6.45%
ICE BofA U.S. Convertibles Index[1,4]	5.44%	10.16%	9.62% [5]
ICE BofA U.S. High Yield BB-B Constrained Index[1,4]	8.73%	4.30%	3.96% [5]
Credit Suisse Leveraged Loan Index[1,4]	11.08%	5.24%	4.84% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on June 29, 2017 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV calculated on that business day. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

CONVERTIBLE & INCOME FUND (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2024
About the Fund:
Virtus Convertible & Income Fund’s (NYSE: NCV) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2024, the Fund’s leverage consisted of $200.0 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 36% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2024, the Fund’s net asset value (NAV) returned 0.98%, while its market price returned -6.04%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned 7.00%. The underlying indexes returned 5.44% for convertible securities and 9.21% for high yield bonds.
With respect to total return, the Fund benefited from strength across risk assets including convertible securities and high yield corporate bonds.
Convertible securities were positively impacted by credit spread tightening, meaning that investors were demanding less additional yield above the risk-free rate, and by rising stock prices. Within the convertible securities allocation, the technology, industrials, and financials sectors contributed the most to performance. Conversely, the materials, utilities, and energy sectors detracted from performance.
With respect to high yield corporate bonds, issues in energy, technology, and financial services had the greatest positive impact on performance. Telecommunications, media, and printing & publishing exposures negatively impacted the Fund.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

CONVERTIBLE & INCOME FUND (NCV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	5 Years	10 Years
Market Value[1,2]	-6.04%	-1.33%	0.61%
Net Asset Value[1,2]	0.98%	2.32%	2.24%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,3]	7.00%	7.88%	6.99%
ICE BofA U.S. Convertibles Index[1,3]	5.44%	10.16%	8.59%
ICE BofA U.S. High Yield Index[1,3]	9.21%	4.27%	4.44%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

CONVERTIBLE & INCOME FUND II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2024
About the Fund:
Convertible & Income Fund II’s (NYSE: NCZ) (the “Fund”) investment objective is to provide total return through a combination of capital appreciation and high current income. There is no guarantee that the Fund will achieve its investment objective.
The use of leverage currently enables the Fund to have a blended capital structure combining long-term fixed rates and short-term variable rates which allows the Fund to seek to enhance the yields on its investments. As of January 31, 2024, the Fund’s leverage consisted of $156.0 million of borrowings made pursuant to a combination of cumulative preferred shares, mandatory redeemable preferred shares, margin financing and/or securities lending, which represented approximately 37% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2024, the Fund’s net asset value (NAV) returned 0.76%, while its market price returned -1.94%. For the same period, the Fund’s composite benchmark, which consists of 60% ICE BofA U.S. Convertibles Index (representing convertible securities) and 40% ICE BofA U.S. High Yield Index (representing high yield bonds), returned 7.00%. The underlying indexes returned 5.44% for convertible securities and 9.21% for high yield bonds.
With respect to total return, the Fund benefited from strength across risk assets including convertible securities and high yield corporate bonds.
Convertible securities were positively impacted by credit spread tightening, meaning that investors were demanding less additional yield above the risk-free rate, and by rising stock prices. Within the convertible securities allocation, the technology, industrials, and financials sectors contributed the most to performance. Conversely, materials, utilities, and energy detracted from performance.
With respect to high yield corporate bonds, issues in energy, technology, and financial services had the greatest positive impact on performance. Telecommunications, media, and printing & publishing exposures negatively impacted the Fund.
Level Distribution Practice
The Fund has a practice of seeking to maintain a specified level of monthly distributions to shareholders, which may be changed at any time. As a result of this practice, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the practice did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

CONVERTIBLE & INCOME FUND II (NCZ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	5 Years	10 Years
Market Value[1,2]	-1.94%	-1.36%	-0.24%
Net Asset Value[1,2]	0.76%	1.93%	2.04%
Composite: 60% ICE BofA U.S. Convertibles Index/ 40% ICE BofA U.S. High Yield Index[1,3]	7.00%	7.88%	6.99%
ICE BofA U.S. Convertibles Index[1,3]	5.44%	10.16%	8.59%
ICE BofA U.S. High Yield Index[1,3]	9.21%	4.27%	4.44%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2024
About the Fund:
Diversified Income & Convertible Fund’s (NYSE: ACV) (the “Fund”) investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss. There is no guarantee that the Fund will achieve its investment objective.
The Fund has a blended capital structure combining long-term fixed rates and short-term variable rates which enable the Fund to seek to enhance the returns and yields on its investments. As of January 31, 2024, the Fund’s leverage consisted of $105.0 million of borrowings made pursuant to long-term senior notes, margin loan financing, and mandatory redeemable preferred shares, which represented approximately 32% of the Fund’s total assets.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2024, the Fund’s net asset value (NAV) returned 9.26%, while its market price returned 10.61%. For the same period, the Fund’s composite benchmark, which consists of 50% ICE BofA U.S. Convertibles Index (representing convertible securities), 25% ICE BofA U.S. High Yield Index (representing high yield bonds), and 25% Russell 1000® Growth Index (representing equities), returned 13.34%. The underlying indexes returned 5.44% for convertible securities, 9.21% for high yield bonds, and 34.99% for equities.
With respect to total return, the Fund benefited from strength across risk assets including equities, convertible securities, and high yield corporate bonds.
Top contributors to performance were technology companies that sought to capitalize on longer-term trends around artificial intelligence (AI), cloud migration, and cybersecurity. Outperformers included a semiconductor company that consistently exceeded expectations due to strong demand for its chips, which train and deploy generative AI applications. Other outperformers benefited from increased demand for cloud capacity or cybersecurity services, and reported better-than-estimated earnings results and provided optimistic earnings guidance.
Top detractors included a semiconductor company and a lithium producer that have exposure to electric vehicle manufacturing. A residential solar provider underperformed due to sales growth concerns that arose from higher borrowing costs. Other detractors included a medical device company due to concerns about substitutions for its products, and an airframe manufacturer that experienced production issues.
Many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a monthly distribution at a rate of $0.18 per common share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	5 Years	Since Inception 5/26/15
Market Value[1,2]	10.61%	14.34%	10.45%
Net Asset Value[1,2]	9.26% [3]	11.81%	9.75%
Composite: 50% ICE BofA U.S. Convertibles Index/ 25% ICE BofA U.S. High Yield Index/ 25%Russell 1000® Growth Index[1,4]	13.34%	10.77%	9.10%
ICE BofA U.S. Convertibles Index[1,4]	5.44%	10.16%	8.25% [5]
ICE BofA U.S. High Yield Index[1,4]	9.21%	4.27%	4.44% [5]
Russell 1000® Growth Index[1,4]	34.99%	18.04%	15.09% [5]
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund made on May 26, 2015 (inception date of the Fund) for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV calculated on that business day. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
[5]	The since inception index return is from the Fund’s inception date.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2024
About the Fund:
Dividend, Interest & Premium Strategy Fund’s (NYSE: NFJ) (the “Fund”) investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
For the fiscal year ended January 31, 2024, the Fund’s net asset value returned 7.60%, and its market price returned 7.37%. For the same period, the Fund’s composite benchmark, which consists of 75% Russell 1000® Value and 25% ICE BofA US Convertibles Index returned 5.97%.
As announced on March 1, 2024, NFJ increased its quarterly distribution rate by 14% from $0.245 per share to $0.28 per share, effective with its March 2024 distribution, as part of an ongoing effort to enhance shareholder value by both seeking to provide a more attractive distribution rate and furthering its efforts to reduce the current discount to net asset value at which its shares currently trade.
Manager Comments – Voya Investment Management Co. LLC (Voya IM) and NFJ Investment Group, LLC (NFJ Investment Group)
Voya IM manages the Fund’s convertible securities portfolio, while NFJ Investment Group manages the Fund’s equity and options portfolios. The Voya IM team and NFJ Investment Group have been working together for more than 15 years. As the asset management business of Voya Financial (NYSE: VOYA), Voya IM seeks to understand and anticipate client needs, delivering differentiated solutions across public and private fixed income, equity and multi-asset platforms, including private markets and alternatives. The NFJ Investment Group investment team has been managing value equities for clients for over 30 years. They seek to invest in companies with low market expectations and the strongest prospects for returning capital to shareholders. The following commentary is provided by the portfolio teams at NFJ Investment Group and Voya IM and cover the Fund’s portfolio for the period ended January 31, 2024.
NFJ Investment Group, LLC (NFJ Investment Group)
How did the equity markets perform during the Fund’s fiscal year ended January 31, 2024?
U.S. equities appreciated on the whole over the 12-month period, lifted by enthusiasm for the benefits and applications of artificial intelligence (AI), as well as a pause in the Federal Reserve’s (Fed’s) aggressive interest rate hiking cycle due to signs of slowing inflation toward the end of the reporting period. Investors’ growing appetite for risk drove gains for a handful of large technology leaders, skewing returns toward growth stocks. Volatility, as measured by the CBOE Volatility Index® (VIX®), spiked in March and October of 2023, and then trended downward in the final months of the reporting period.
Within the Russell 1000® Value Index, communication services, information technology, and industrials led returns with double-digit gains, followed by strength from the financials sector. In contrast, returns for the utilities, materials, energy, real estate, and health care sectors slumped into negative territory as markets largely favored more growth-oriented equities during the reporting period.
What factors affected the performance of the Fund’s equity portfolio during the fiscal year?
For the fiscal year ended January 31, 2024, the Fund’s equity portfolio returned 10.46% (before fees and expenses). For the same period, the Russell 1000® Value Index returned 6.08%.
In the equity sleeve, relative performance results were driven by robust stock selection, though sector allocation also contributed during the reporting period. Selection was strong across the information technology and consumer discretionary sectors. These gains were only somewhat offset by holdings in the industrials and real estate sectors that failed to keep pace with benchmark shares. An overweight in information technology and an underweight in energy contributed. Conversely, an underweight in communication services and an overweight in real estate detracted from 12-month returns.
In the options sleeve, while most of the written options positions expired below the strike price and the Fund retained those set premiums, the covered-call strategy detracted from relative performance for the reporting period due to strong underlying equity performance.
Voya Investment Management (Voya IM)
How did the convertible securities markets perform during the Funds’ fiscal year ended January 31, 2024?
Markets finished higher for the 12 months ended January 31, 2024. During the reporting period, corporate profits generally exceeded estimates, driven by stronger-than-forecasted economic activity, cost-cutting efforts, and revenue growth that slowed less than expected. In addition, corporate management outlooks highlighted steady business trends, moderating inflation, and operating efficiencies. Economic growth was helped by low unemployment, steady consumption, government spending, services sector expansion, and a stabilizing manufacturing sector. In addition, the pace of interest rate hikes slowed during the period in response to decelerating inflation. All of these factors positively impacted investor sentiment and more than offset concerns about rising geopolitical tensions.
For the reporting period, risk assets rebounded, led by the S&P 500® Index, which returned 20.82%. Convertible securities and high yield corporate bonds returned 5.44% and 9.21%, respectively. Investments that are typically viewed as less risky such as investment grade credit and 10-year U.S. Treasuries returned 4.49% and -0.38%, respectively, for the same period.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
What factors affected the performance of the Fund’s convertible securities portfolio during the fiscal year?
For the fiscal year ended January 31, 2024, the Fund’s convertible securities portfolio returned 3.16% (before fees and expenses). For the same period, the ICE BofA U.S. Convertibles Index returned 5.44%.
Convertible securities were positively impacted by credit spread tightening, meaning that investors were demanding less additional yield above the risk-free rate, and by rising stock prices. Within the convertible securities allocation, the technology, industrials, and financials sectors contributed the most to performance. Conversely, materials, utilities, and energy exposures detracted from performance.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a quarterly distribution at a set rate per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distribution and its effect on net asset value.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	5 Years	10 Years
Market Value[1,2]	7.37%	8.27%	4.69%
Net Asset Value[1,2]	7.60%	7.89%	5.21%
Composite: 75% Russell 1000® Value Index/ 25% ICE BofA U.S. Convertibles Index[1,3]	5.97%	9.62%	8.83%
Russell 1000® Value Index[1,3]	6.08%	9.28%	8.80%
ICE BofA U.S. Convertibles Index[1,3]	5.44%	10.16%	8.59%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
January 31, 2024
About the Fund:
Equity & Convertible Income Fund’s (NYSE: NIE) (the “Fund”) investment objective is to seek total return comprised of capital appreciation, current income and gains. There is no guarantee that the Fund will achieve its investment objective.
What factors affected the Fund’s performance during its fiscal year?*
For the fiscal year ended January 31, 2024, the Fund’s net asset value (NAV) returned 16.05%, while its market price returned 15.95%. For the same period, the Fund’s composite benchmark, which consists of 60% Russell 1000® Growth Index (representing equities) and 40% ICE BofA U.S. Convertibles Index (representing convertible securities), returned 22.49%. The underlying indexes returned 34.99% for equities and 5.44% for convertible securities.
With respect to total return, the Fund benefited from strength across risk assets including equities and convertible securities.
Top contributors to performance were technology companies that sought to capitalize on longer-term trends around artificial intelligence (AI) and cloud migration. Outperformers included a semiconductor company that consistently exceeded expectations due to strong demand for its chips, which train and deploy generative AI applications. Other outperformers benefited from increased demand for cloud capacity and reported better-than-estimated earnings results and provided optimistic earnings guidance. A social media company that saw improving advertising trends was also a source of strength.
Top detractors included an energy company that provided a cautious production outlook. A semiconductor manufacturer and a battery producer with electric vehicle manufacturing exposure also weighed on performance. Other detractors included an electric utility position due to regulatory concerns and an athletic apparel company due to slowing overseas sales.
Many written options positions expired below the strike price, and the Fund was able to retain the set premiums.
Managed Distribution Plan
As discussed on the inside cover of this Report, the Fund currently operates under a Managed Distribution Plan (the Plan) pursuant to which the Fund makes a quarterly distribution at a rate of $0.50 per share. As a result of execution on the Plan, the Fund may pay distributions in excess of the Fund’s taxable net investment income and net realized gains. During the most recent fiscal year, the Plan did not have a material impact on the Fund’s investment strategy. Please refer to the financial highlights and federal income tax information note in this report for further information about the Fund’s distributions and its effect on net asset value.
*Please refer to page 2 for the Manager’s Discussion of Market Performance.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
January 31, 2024
Average Annual Total Returns1 for periods ended 1/31/24

	1 Year	5 Years	10 Years
Market Value[1,2]	15.95%	11.92%	10.83%
Net Asset Value[1,2]	16.05%	11.27%	9.42%
Composite: 60% Russell 1000® Growth Index/ 40% ICE BofA U.S. Convertibles Index[1,3]	22.49%	14.98%	12.77%
Russell 1000® Growth Index[1,3]	34.99%	18.04%	15.48%
ICE BofA U.S. Convertibles Index[1,3]	5.44%	10.16%	8.59%
All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 1/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.
[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
[3]	The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 20.

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
January 31, 2024
The following tables present the portfolio holdings within certain industries as a percentage of total investments at January 31, 2024.
AIO
Common Stocks		52%
Software	10%
Semiconductors & Semiconductor Equipment	9
Hotels, Restaurants & Leisure	5
All other Common Stocks	28
Convertible Bonds and Notes		31
Software	7
Semiconductors	4
Computers	4
All other Convertible Bonds and Notes	16
Corporate Bonds and Notes		16
Semiconductors	3
Computers	3
Software	2
All other Corporate Bonds and Notes	8
Equity-Linked Note		1
Total		100%

CBH
Corporate Bonds and Notes		43%
Entertainment	10%
Lodging	6
Leisure Time	5
All other Corporate Bonds and Notes	22
Leveraged Loans		32
Convertible Bonds and Notes		24
Software	6
Commercial Services	5
Internet	5
All other Convertible Bonds and Notes	8
Short-Term Investment		1
Total		100%

NCV
Convertible Bonds and Notes		53%
Software	8%
Internet	8
Commercial Services	4
All other Convertible Bonds and Notes	33
Corporate Bonds and Notes		41
Media	4
Oil, Gas & Consumable Fuels	4
Entertainment	3
All other Corporate Bonds and Notes	30
Convertible Preferred Stocks		4
Securities Lending Collateral		2
Total		100%

NCZ
Convertible Bonds and Notes		55%
Software	8%
Internet	8
Commercial Services	4
All other Convertible Bonds and Notes	35
Corporate Bonds and Notes		39
Media	4
Oil, Gas & Consumable Fuels	3
Entertainment	3
All other Corporate Bonds and Notes	29
Convertible Preferred Stocks		4
Securities Lending Collateral		2
Total		100%

PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited) (Continued)
January 31, 2024
ACV
Convertible Bonds and Notes		57%
Software	9%
Internet	8
Commercial Services	4
All other Convertible Bonds and Notes	36
Common Stocks		26
Software	4
Semiconductors & Semiconductor Equipment	2
Specialty Retail	2
All other Common Stocks	18
Corporate Bonds and Notes		13
Media	1
Oil, Gas & Consumable Fuels	1
Entertainment	1
All other Corporate Bonds and Notes	10
Convertible Preferred Stocks		4
Total		100%

NFJ
Common Stocks		80%
Banks	10%
Electric Utilities	5
Capital Markets	5
All other Common Stocks	60
Convertible Bonds and Notes		19
Software	3
Internet	3
Commercial Services	1
All other Convertible Bonds and Notes	12
Convertible Preferred Stocks		1
Total		100%

NIE
Common Stocks		65%
Software	11%
Semiconductors & Semiconductor Equipment	6
Specialty Retail	5
All other Common Stocks	43
Convertible Bonds and Notes		32
Software	5
Internet	5
Commercial Services	2
All other Convertible Bonds and Notes	20
Convertible Preferred Stocks		2
Short-Term Investment		1
Total		100%

KEY INVESTMENT TERMS (Unaudited)
January 31, 2024
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Cboe Volatility Index® (“Cboe VIX®”)
The Cboe VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The Cboe VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (ACV): 50% ICE BofA U.S. Convertibles / 25% ICE BofA U.S. High Yield / 25% Russell 1000® Growth Index
The composite index consists of 50% ICE BofA U.S. Convertibles Index, 25% ICE BofA U.S. High Yield Index, and 25% Russell 1000® Growth Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (AIO): 50% MSCI All Country World Index (net) / 50% ICE BofA U.S. Convertibles Index
The composite index consists of 50% MSCI All Country World Index (net) and 50% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (CBH): 40% ICE BofA U.S. Convertibles / 45% ICE BofA U.S. HY BB-B Constrained / 15% CS Leveraged Loan Index
The composite index consists of 40% ICE BofA U.S. Convertibles Index, 45% ICE BofA U.S. High Yield BB-B Constrained Index, and 15% Credit Suisse Leveraged Loan Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCV): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NCZ): 60% ICE BofA U.S. Convertibles Index / 40% ICE BofA U.S. High Yield Index
The composite index consists of 60% ICE BofA U.S. Convertibles Index and 40% ICE BofA U.S. High Yield Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NFJ): 75% Russell 1000® Value / 25% ICE BofA U.S. Convertibles Index
The composite index consists of 75% Russell 1000® Value Index and 25% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Composite Index (NIE): 60% Russell 1000® Growth / 40% ICE BofA U.S. Convertibles Index
The composite index consists of 60% Russell 1000® Growth Index and 40% ICE BofA U.S. Convertibles Index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Enterprise value (“EV”)
EV is a measure of a company’s total value, often used as a comprehensive alternative to equity market capitalization that includes debt.
Exchange-Traded Funds (“ETFs”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

KEY INVESTMENT TERMS (Unaudited) (Continued)
January 31, 2024
Federal Reserve (“Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
ICE BofA U.S. Convertibles Index
The ICE BofA U.S. Convertibles Index tracks the performance of publicly issued U.S. dollar denominated convertible securities of U.S. companies. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE BofA U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (“MLPs”)
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership.
MSCI All Country World Index (net)
The MSCI All Country World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Risk Assets
Risk assets are those that tend to demonstrate price volatility, such as equities, high-yield bonds, currencies and commodities.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

KEY INVESTMENT TERMS (Unaudited) (Continued)
January 31, 2024
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—36.4%
Banks—1.5%
Morgan Stanley Finance LLC 1.500%, 1/28/27(1)	$ 9,650	$ 10,555
Biotechnology—0.4%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27(2)	3,000	2,884
Commercial Services—2.6%
Block, Inc. 0.125%, 3/1/25(2)	9,000	8,652
Shift4 Payments, Inc.
0.000%, 12/15/25(2)	6,090	6,680
0.500%, 8/1/27(2)	3,075	2,850
		18,182

Computers—4.7%
Lumentum Holdings, Inc. 0.250%, 3/15/24(2)	8,500	8,457
Western Digital Corp. 144A 3.000%, 11/15/28(3)	10,000	12,970
Zscaler, Inc. 0.125%, 7/1/25(2)	7,550	12,069
		33,496

Energy-Alternate Sources—2.0%
SolarEdge Technologies, Inc. 0.000%, 9/15/25(2)	4,515	4,063
Stem, Inc. 144A 0.500%, 12/1/28(3)	10,500	5,137
Sunnova Energy International, Inc. 2.625%, 2/15/28	9,000	4,612
		13,812

Entertainment—2.2%
Live Nation Entertainment, Inc. 2.000%, 2/15/25(2)	8,320	8,715
Vail Resorts, Inc. 0.000%, 1/1/26(2)(4)	8,000	7,205
		15,920

Financial Services—1.3%
Goldman Sachs Finance Corp. 4.000%, 9/28/26(1)	7,100	9,171
Healthcare-Products—1.1%
Exact Sciences Corp. 0.375%, 3/15/27(2)	8,265	7,635
Internet—4.6%
Etsy, Inc. 0.125%, 9/1/27(2)	5,725	4,731
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(2)(3)	8,000	7,105
Uber Technologies, Inc.
0.000%, 12/15/25(2)(4)(5)	4,825	4,991
Series 2028 144A 0.875%, 12/1/28(3)	6,605	7,358
	Par Value	Value

Internet—continued
Zillow Group, Inc. 2.750%, 5/15/25(2)	$ 8,000	$ 8,730
		32,915

Leisure Time—1.3%
NCL Corp., Ltd. 2.500%, 2/15/27(2)(5)	9,950	9,109
Media—1.0%
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27(2)	7,000	7,365
Pharmaceuticals—0.6%
Dexcom, Inc. 144A 0.375%, 5/15/28(2)(3)	3,965	3,983
Semiconductors—5.2%
Impinj, Inc. 1.125%, 5/15/27(2)	3,010	3,439
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(2)	7,200	8,471
Microchip Technology, Inc. 0.125%, 11/15/24(5)	10,457	10,921
ON Semiconductor Corp. 144A 0.500%, 3/1/29(2)(3)	9,670	9,375
Wolfspeed, Inc. 0.250%, 2/15/28	7,500	4,440
		36,646

Software—7.9%
Akamai Technologies, Inc. 0.125%, 5/1/25(2)	6,000	7,896
Bentley Systems, Inc. 0.125%, 1/15/26(2)	10,900	10,675
Cloudflare, Inc. 0.000%, 8/15/26(2)(4)	10,860	9,682
Datadog, Inc. 0.125%, 6/15/25(2)	5,000	7,078
Nutanix, Inc. 0.250%, 10/1/27(2)	10,370	11,842
Tyler Technologies, Inc. 0.250%, 3/15/26(2)	9,000	9,049
		56,222

Total Convertible Bonds and Notes (Identified Cost $267,083)		257,895

Corporate Bonds and Notes—18.0%
Computers—2.8%
NCR Voyix Corp. 144A 5.125%, 4/15/29(2)(3)	10,650	9,965
Seagate HDD Cayman 144A 8.500%, 7/15/31(2)(3)(5)	9,175	9,967
		19,932

See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Diversified REITS—1.4%
Iron Mountain, Inc. 144A 7.000%, 2/15/29(2)(3)	$ 9,505	$ 9,747
Electronic Equipment, Instruments & Components—1.3%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(2)(3)	9,310	9,563
Entertainment—1.3%
Caesars Entertainment, Inc. 144A 8.125%, 7/1/27(2)(3)	8,980	9,216
Healthcare-Services—1.4%
Tenet Healthcare Corp. 6.125%, 10/1/28(2)(5)	9,845	9,809
Internet—1.3%
Gen Digital, Inc. 144A 7.125%, 9/30/30(2)(3)(5)	9,250	9,596
Lodging—1.4%
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(2)(3)	10,815	9,993
Machinery-Diversified—1.3%
Chart Industries, Inc. 144A 9.500%, 1/1/31(2)(3)(5)	8,700	9,279
Semiconductors—2.9%
Entegris, Inc. 144A 5.950%, 6/15/30(2)(3)	9,850	9,730
Micron Technology, Inc. 6.750%, 11/1/29(2)	9,850	10,634
		20,364

Software—1.5%
Alteryx, Inc. 144A 8.750%, 3/15/28(2)(3)	9,625	10,306
Transportation—1.4%
XPO, Inc. 144A 7.125%, 6/1/31(2)(3)	9,550	9,780
Total Corporate Bonds and Notes (Identified Cost $124,494)		127,585

	Shares
Common Stocks—60.2%
Banks—2.3%
Citigroup, Inc.	87,285	4,903
JPMorgan Chase & Co.(2)	63,220	11,023
		15,926

Biotechnology—0.7%
Natera, Inc.(6)	73,460	4,844
Broadline Retail—0.8%
Amazon.com, Inc.(6)	37,770	5,862
	Shares	Value

Capital Markets—0.4%
Charles Schwab Corp. (The)	46,825	$ 2,946
Communications Equipment—2.3%
Arista Networks, Inc.(2)(6)	38,000	9,830
Motorola Solutions, Inc.	20,600	6,581
		16,411

Electrical Equipment—0.6%
Rockwell Automation, Inc.	15,815	4,006
Electronic Equipment, Instruments & Components—2.3%
Flex Ltd.(5)(6)	389,785	9,253
Jabil, Inc.	55,830	6,995
		16,248

Energy Equipment & Services—0.9%
Schlumberger N.V.	126,785	6,174
Entertainment—1.1%
Netflix, Inc.(2)(6)	13,970	7,881
Financial Services—1.6%
Mastercard, Inc. Class A	10,135	4,553
Visa, Inc. Class A(2)(5)	24,020	6,564
		11,117

Healthcare Equipment & Supplies—2.3%
Boston Scientific Corp.(2)(6)	147,535	9,333
Insulet Corp.(6)	22,530	4,300
Intuitive Surgical, Inc.(6)	6,995	2,646
		16,279

Healthcare Providers & Services—4.3%
Cigna Group (The)	25,485	7,670
McKesson Corp.	16,315	8,156
UnitedHealth Group, Inc.(2)	28,505	14,587
		30,413

Hotels, Restaurants & Leisure—5.4%
Chipotle Mexican Grill, Inc. Class A(6)	3,730	8,985
Hilton Worldwide Holdings, Inc.(2)	62,955	12,022
Marriott International, Inc. Class A(2)	24,225	5,808
McDonald’s Corp.	20,680	6,053
Trip.com Group Ltd. ADR(6)	153,865	5,625
		38,493

Insurance—1.4%
Chubb Ltd.	20,900	5,121
Progressive Corp. (The)	26,510	4,725
		9,846

Interactive Media & Services—3.9%
Alphabet, Inc. Class A(2)(6)	62,720	8,787

See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Shares	Value

Interactive Media & Services—continued
Meta Platforms, Inc. Class A(2)(6)	48,190	$ 18,801
		27,588

IT Services—0.8%
Twilio, Inc. Class A(6)	84,180	5,920
Life Sciences Tools & Services—1.1%
ICON plc ADR(6)	16,435	4,288
IQVIA Holdings, Inc.(2)(6)	18,442	3,840
		8,128

Machinery—0.4%
Deere & Co.	6,651	2,618
Metals & Mining—0.9%
Freeport-McMoRan, Inc.	168,670	6,694
Pharmaceuticals—4.6%
AstraZeneca plc Sponsored ADR(2)	189,425	12,623
Eli Lilly & Co.(2)	20,925	13,510
Merck & Co., Inc.	53,105	6,414
		32,547

Semiconductors & Semiconductor Equipment—10.0%
Analog Devices, Inc.	16,910	3,253
Applied Materials, Inc.	18,015	2,960
Broadcom, Inc.(2)	5,465	6,449
Marvell Technology, Inc.(2)	205,727	13,928
Monolithic Power Systems, Inc.	1,370	826
NVIDIA Corp.(2)	37,570	23,115
NXP Semiconductors N.V.	47,060	9,909
Silicon Laboratories, Inc.(6)	47,360	5,842
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	38,845	4,388
		70,670

Software—11.6%
Cadence Design Systems, Inc.(2)(6)	62,665	18,076
Elastic N.V.(6)	36,960	4,326
Intuit, Inc.	11,540	7,286
Microsoft Corp.(2)	48,940	19,458
Oracle Corp.(2)	102,415	11,440
Salesforce, Inc.(2)(6)	39,085	10,986
ServiceNow, Inc.(2)(6)	13,530	10,356
		81,928

Specialized REITs—0.5%
Equinix, Inc.(2)	4,335	3,597
Total Common Stocks (Identified Cost $337,290)		426,136

	Shares	Value

Equity-Linked Note—1.0%
Financial Services—1.0%
Goldman Sachs Finance Corp.(1)	7,315,000	$ 6,778
Total Equity-Linked Note (Identified Cost $7,498)		6,778

Total Long-Term Investments—115.6% (Identified Cost $736,365)		818,394

Securities Lending Collateral—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.219%)(7)(8)	2,479,579	2,480
Total Securities Lending Collateral (Identified Cost $2,480)		2,480

TOTAL INVESTMENTS—116.0% (Identified Cost $738,845)		$ 820,874
Other assets and liabilities, net—(16.0)%		(113,136)
NET ASSETS—100.0%		$ 707,738

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company

Footnote Legend:
(1)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(2)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $171,260.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $153,070 or 21.6% of net assets.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(6)	Non-income producing.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	90%
Netherlands	2
United Kingdom	2
Cayman Islands	1
Singapore	1
Bermuda	1
Curaçao	1
Other	2
Total	100%
† % of total investments as of January 31, 2024.

For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Artificial Intelligence & Technology Opportunities Fund (AIO)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$257,895	$ —	$238,169	$19,726
Corporate Bonds and Notes	127,585	—	127,585	—
Equity Securities:
Common Stocks	426,136	426,136	—	—
Equity-Linked Note	6,778	—	—	6,778
Securities Lending Collateral	2,480	2,480	—	—
Total Investments	$820,874	$428,616	$365,754	$26,504
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds And Notes	Equity-Linked Note
Investments in Securities
Balance as of January 31, 2023:	$ 7,647	$ —	$ 7,647
Net change in unrealized appreciation (depreciation)(a)	199	1,068	(869)
Purchases	18,658	18,658	—
Balance as of January 31, 2024	$ 26,504	$ 19,726	$ 6,778
(a) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024, was $199.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—26.4%
Commercial Services—5.8%
Block, Inc. 0.125%, 3/1/25(1)	$ 10,000	$ 9,613
Internet—5.1%
Wayfair, Inc. 1.125%, 11/1/24(1)	8,850	8,424
Mortgage Real Estate Investment Trusts (REITs)—3.0%
Redwood Trust, Inc. 5.625%, 7/15/24(1)	5,000	4,925
Pharmaceuticals—2.9%
Jazz Investments I Ltd. 1.500%, 8/15/24(1)	5,000	4,880
Software—6.7%
Everbridge, Inc. 0.125%, 12/15/24(1)	4,000	3,764
LivePerson, Inc. 0.750%, 3/1/24(1)	3,500	3,448
PROS Holdings, Inc. 1.000%, 5/15/24(1)	4,000	3,890
		11,102

Transportation—2.9%
Air Transport Services Group, Inc. 1.125%, 10/15/24	5,000	4,783
Total Convertible Bonds and Notes (Identified Cost $44,762)		43,727

Corporate Bonds and Notes—46.6%
Aerospace & Defense—2.5%
Howmet Aerospace, Inc. 5.125%, 10/1/24(1)	4,108	4,090
Auto Manufacturers—3.9%
Ford Motor Credit Co. LLC 4.063%, 11/1/24(1)	6,500	6,416
Computers—4.7%
Seagate HDD Cayman 4.750%, 1/1/25(1)	8,000	7,886
Containers & Packaging—1.6%
Owens-Brockway Glass Container, Inc. 144A 5.375%, 1/15/25(2)	2,610	2,584
Entertainment—11.0%
International Game Technology plc 144A 6.500%, 2/15/25(1)(2)	7,900	7,912
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(1)(2)	6,500	6,461
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(2)	4,000	3,960
		18,333

	Par Value	Value

Financial Services—4.8%
Navient Corp. 5.875%, 10/25/24(1)	$ 8,000	$ 7,993
Leisure Time—5.9%
NCL Corp., Ltd. 144A 3.625%, 12/15/24(2)	10,000	9,800
Lodging—6.2%
Wynn Las Vegas LLC 144A 5.500%, 3/1/25(1)(2)	10,250	10,237
Oil, Gas & Consumable Fuels—2.2%
Occidental Petroleum Corp. 6.950%, 7/1/24(1)	3,600	3,614
Passenger Airlines—3.8%
Delta Air Lines, Inc. 2.900%, 10/28/24(1)	6,500	6,354
Total Corporate Bonds and Notes (Identified Cost $77,236)		77,307

Leveraged Loans—34.4%
Advertising—0.6%
Advantage Sales & Marketing, Inc. Tranche B-1 (3 month Term SOFR + 4.762%) 10.092%, 10/28/27 (3)	970	962
Aerospace & Defense—0.9%
TransDigm, Inc. Tranche I (3 month Term SOFR + 3.250%) 0.000%, 8/24/28 (3)(4)	1,500	1,501
Automotive Parts & Equipment—0.4%
Adient U.S. LLC Tranche B-1 (1 month Term SOFR + 2.750%) 8.083%, 4/10/28 (3)	635	635
Chemicals—0.6%
Ecovyst Catalyst Technologies LLC (3 month Term SOFR + 2.500%) 7.913%, 6/9/28 (3)	972	971
Commercial Services—2.9%
Allied Universal Holdco LLC (1 month Term SOFR + 3.750%) 9.183%, 5/12/28 (3)	978	965
Avis Budget Car Rental LLC Tranche B (1 month Term SOFR + 1.864%) 7.197%, 8/6/27 (3)	987	981
Hertz Corp. (The)
Tranche B (1 month Term SOFR + 3.364%) 8.697%, 6/30/28 (3)	1,236	1,221
Tranche C (1 month Term SOFR + 3.364%) 8.697%, 6/30/28 (3)	239	236
WEX, Inc. Tranche B (1 month Term SOFR + 2.364%) 0.000%, 4/3/28 (3)(4)	1,446	1,442
		4,845

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Computers—1.9%
Conduent Business Services LLC Tranche B (1 month Term SOFR + 4.364%) 9.697%, 10/16/28 (3)	$ 980	$ 951
KBR, Inc. Tranche B (1 month Term SOFR + 2.250%) 7.583%, 2/5/27 (3)	988	986
McAfee Corp. Tranche B-1 (1 month Term SOFR + 3.850%) 9.203%, 3/1/29 (3)	1,182	1,169
		3,106

Containers & Packaging—0.9%
Pactiv Evergreen Group Holdings, Inc. Tranche B-3 (1 month Term SOFR + 3.250%) 8.697%, 9/25/28 (3)	1,465	1,465
Diversified REITS—0.9%
Iron Mountain Information Management LLC Tranche B (1 month Term SOFR + 2.250%) 7.587%, 1/31/31 (3)	1,500	1,490
Electronic Equipment, Instruments & Components—0.7%
Energizer Holdings, Inc. (1 month Term SOFR + 2.364%) 7.701%, 12/22/27 (3)	1,257	1,250
Electronics—0.5%
Coherent Corp. Tranche B (1 month Term SOFR + 2.864%) 8.197%, 7/2/29 (3)	879	874
Entertainment—2.2%
AMC Entertainment Holdings, Inc. Tranche B-1 (1 month Term SOFR + 3.114%) 8.449%, 4/22/26 (3)	953	749
Caesars Entertainment, Inc. Tranche B-1 (3 month Term SOFR + 2.750%) 0.000%, 1/24/31 (3)(4)	500	499
Penn National Gaming, Inc. Tranche B (1 month Term SOFR + 2.850%) 8.183%, 5/3/29 (3)	1,487	1,483
SeaWorld Parks & Entertainment, Inc. Tranche B-2 (1 month Term SOFR + 2.500%) 7.833%, 8/25/28 (3)	987	987
		3,718

Environmental Services—0.5%
GFL Environmental, Inc. 2023 (3 month Term SOFR + 2.500%) 7.816%, 5/31/27 (3)	840	840
Food & Beverage—0.5%
U.S. Foods, Inc. 2021, Tranche B (1 month Term SOFR + 2.614%) 7.947%, 11/22/28 (3)	912	915
Food Service—0.9%
Aramark Services, Inc. Tranche B-5 (1 month Term SOFR + 2.614%) 7.947%, 4/6/28 (3)	1,500	1,497
	Par Value	Value

Healthcare-Services—0.9%
Select Medical Corp. Tranche B-1 (1 month Term SOFR + 3.000%) 8.333%, 3/6/27 (3)	$ 1,492	$ 1,490
Internet—0.6%
Go Daddy Operating Co. LLC Tranche B-6 (1 month Term SOFR + 2.000%) 7.333%, 11/9/29 (3)	990	989
Leisure Time—1.5%
Carnival Corp. 2021, Tranche B (1 month Term SOFR + 3.364%) 8.697%, 10/18/28 (3)	1,481	1,480
Topgolf Callaway Brands Corp. (1 month Term SOFR + 3.600%) 8.933%, 3/15/30 (3)	993	989
		2,469

Lodging—0.7%
Hilton Grand Vacations Borrower LLC (1 month Term SOFR + 2.864%) 8.220%, 8/2/28 (3)	1,222	1,219
Machinery-Diversified—0.9%
Gardner Denver, Inc. Tranche B-1 (1 month Term SOFR + 1.850%) 7.183%, 3/1/27 (3)	1,565	1,566
Media—3.4%
Charter Communications Operating LLC
Tranche B-2 (1 month Term SOFR + 1.750%) 7.083%, 2/1/27 (3)	975	971
Tranche B-4 (3 month Term SOFR + 2.000%) 7.329%, 12/7/30 (3)	500	492
DIRECTV Financing LLC 2024, Tranche B (3 month Term SOFR + 5.250%) 10.830%, 8/2/29 (3)	797	796
Nexstar Media, Inc. Tranche B-4 (1 month Term SOFR + 2.614%) 7.951%, 9/18/26 (3)	774	774
Sinclair Television Group, Inc. Tranche B-3 (1 month Term SOFR + 3.114%) 8.447%, 4/1/28 (3)	1,219	1,106
Virgin Media Bristol LLC Tranche N (1 month Term SOFR + 2.614%) 7.948%, 1/31/28 (3)	1,500	1,471
		5,610

Metal Fabricate/Hardware—0.4%
Advanced Drainage Systems, Inc. (1 month Term SOFR + 2.350%) 7.703%, 7/31/26 (3)	600	603
Miscellaneous Manufacturing—0.9%
Gates Global LLC Tranche B-3 (1 month Term SOFR + 2.500%) 7.933%, 3/31/27 (3)	1,480	1,477

See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Oil, Gas & Consumable Fuels—0.0%
Lealand Finance Co. B.V. (1 month Term SOFR + 4.114%) 9.447%, 6/30/25 (3)	$ 180	$ 71
Passenger Airlines—0.8%
American Airlines, Inc. (3 month Term SOFR + 5.012%) 10.329%, 4/20/28 (3)	850	870
Delta Air Lines, Inc. (3 month Term SOFR + 3.750%) 9.068%, 10/20/27 (3)	375	383
		1,253

Pharmaceuticals—2.0%
Jazz Financing Lux S.a.r.l. Tranche B-1 (1 month Term SOFR + 3.114%) 0.000%, 5/5/28 (3)(4)	2,000	1,998
Organon & Co. (1 month Term SOFR + 3.114%) 8.450%, 6/2/28 (3)	1,318	1,316
		3,314

Retail—2.7%
Academy Ltd. (1 month Term SOFR + 3.864%) 9.217%, 11/5/27 (3)	644	644
Burlington Coat Factory Warehouse Corp. Tranche B-6 (1 month Term SOFR + 2.114%) 7.447%, 6/24/28 (3)	1,331	1,326
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 8.860%, 3/3/28 (3)	1,107	1,038
Restoration Hardware, Inc. (1 month Term SOFR + 2.614%) 7.947%, 10/20/28 (3)	1,466	1,404
		4,412

Semiconductors—1.4%
Cohu, Inc. Tranche B (1 month Term SOFR + 3.000%) 8.447%, 10/1/25 (3)	185	185
Entegris, Inc. Tranche B (1-3 month Term SOFR + 2.500%) 7.833% - 7.848%, 7/6/29 (3)	702	702
MKS Instruments, Inc. 2023, Tranche B (1 month Term SOFR + 2.500%) 7.848%, 8/17/29 (3)	1,493	1,482
		2,369

Software—2.6%
Applovin Corp. (1 month Term SOFR + 3.100%) 8.433%, 8/14/30 (3)	1,496	1,493
BMC Software 2028 (1 month Term SOFR + 4.250%) 9.583%, 12/29/28 (3)	857	858
Ceridian HCM Holding, Inc. (1 month Term SOFR + 2.500%) 7.947%, 4/30/25 (3)	982	982
Open Text Corp. Tranche B (1 month Term SOFR + 2.850%) 8.183%, 1/31/30 (3)	920	920
		4,253

	Par Value	Value

Telecommunications—1.2%
Ciena Corp. 2023 (1 month Term SOFR + 2.000%) 7.337%, 10/24/30 (3)	$ 975	$ 977
Frontier Communications Corp. Tranche B (1 month Term SOFR + 3.864%) 9.197%, 10/8/27 (3)	975	961
		1,938

Total Leveraged Loans (Identified Cost $57,797)		57,102

	Shares
Common Stocks—0.0%
Banks—0.0%
CCF Holdings LLC (5)(6)	1,369,231	—
CCF Holdings LLC Class M(5)(6)	293,320	—
		—

Total Common Stocks (Identified Cost $2,614)		—

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 4/1/24(5)(6)	485,227	—
Total Warrant (Identified Cost $—)		—

Total Long-Term Investments—107.4% (Identified Cost $182,409)		178,136

Short-Term Investment—1.7%
Money Market Mutual Fund—1.7%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.216%)(7)	2,755,672	2,756
Total Short-Term Investment (Identified Cost $2,756)		2,756

TOTAL INVESTMENTS—109.1% (Identified Cost $185,165)		$180,892
Other assets and liabilities, net—(9.1)%		(15,055)
NET ASSETS—100.0%		$165,837

Abbreviations:
EV	Enterprise Value
LLC	Limited Liability Company
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Convertible & Income 2024 Target Term Fund (CBH)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
Footnote Legend:
(1)	All or a portion of securities is segregated as collateral for the Liquidity Facility. The value of securities segregated as collateral is $44,550.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $40,954 or 24.7% of net assets.
(3)	Variable rate security. Rate disclosed is as of January 31, 2024. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(4)	This loan will settle after January 31, 2024, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(5)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(6)	Non-income producing.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
Country Weightings (Unaudited)†
United States	80%
Bermuda	8
United Kingdom	5
Cayman Islands	4
Luxembourg	1
Canada	1
Panama	1
Total	100%
† % of total investments as of January 31, 2024.
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$ 43,727	$ —	$43,727	$—
Corporate Bonds and Notes	77,307	—	77,307	—
Leveraged Loans	57,102	—	57,102	—
Equity Securities:
Common Stocks	— (1)	—	—	— (1)
Warrant	— (1)	—	—	— (1)
Money Market Mutual Fund	2,756	2,756	—	—
Total Investments	$180,892	$2,756	$178,136	$— (1)

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended January 31, 2024.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—84.7%
Aerospace & Defense—0.2%
Spirit AeroSystems, Inc. 144A 3.250%, 11/1/28(1)	$ 630	$ 745
Auto Manufacturers—1.4%
Ford Motor Co. 0.000%, 3/15/26(2)	1,565	1,525
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	1,250	496
Rivian Automotive, Inc.
144A 4.625%, 3/15/29(1)	1,025	1,091
144A 3.625%, 10/15/30(1)	1,785	1,639
		4,751

Banks—2.9%
Barclays Bank plc 0.000%, 2/18/25	2,700	2,997
BofA Finance LLC 0.600%, 5/25/27	3,000	3,522
Morgan Stanley Finance LLC 1.500%, 1/28/27(3)	2,765	3,024
		9,543

Biotechnology—3.2%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27(4)	845	812
Bridgebio Pharma, Inc.
2.500%, 3/15/27(4)	2,390	2,664
2.250%, 2/1/29	1,165	959
Cytokinetics, Inc. 3.500%, 7/1/27(4)	725	1,242
Immunocore Holdings plc 144A 2.500%, 2/1/30(1)	825	886
Insmed, Inc.
1.750%, 1/15/25	1,890	2,012
0.750%, 6/1/28	1,100	1,193
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	840	945
		10,713

Commercial Services—6.2%
Affirm Holdings, Inc. 0.000%, 11/15/26(2)	7,595	6,015
Block, Inc. 0.125%, 3/1/25(4)	7,045	6,772
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)(2)	3,345	2,831
Shift4 Payments, Inc. 0.500%, 8/1/27(4)	3,485	3,230
Stride, Inc. 1.125%, 9/1/27	1,335	1,709
		20,557

Computers—6.2%
CyberArk Software Ltd. 0.000%, 11/15/24	1,915	2,880
Lumentum Holdings, Inc. 0.250%, 3/15/24	2,065	2,055
	Par Value	Value

Computers—continued
Parsons Corp. 0.250%, 8/15/25	$ 1,615	$ 2,389
Seagate HDD Cayman 144A 3.500%, 6/1/28(1)	2,225	2,674
Varonis Systems, Inc. 1.250%, 8/15/25	1,105	1,674
Western Digital Corp. 144A 3.000%, 11/15/28(1)(4)	3,535	4,585
Zscaler, Inc. 0.125%, 7/1/25	2,640	4,220
		20,477

Electric Utilities—3.5%
PG&E Corp. 144A 4.250%, 12/1/27(1)	4,465	4,543
Southern Co. (The) 144A 3.875%, 12/15/25(1)	6,960	6,929
		11,472

Energy-Alternate Sources—1.0%
Plug Power, Inc. 3.750%, 6/1/25	575	619
Sunnova Energy International, Inc. 2.625%, 2/15/28	5,465	2,801
		3,420

Engineering & Construction—2.3%
Fluor Corp. 144A 1.125%, 8/15/29(1)	4,785	5,046
Granite Construction, Inc. 144A 3.750%, 5/15/28(1)	2,115	2,485
		7,531

Entertainment—4.8%
DraftKings Holdings, Inc. 0.000%, 3/15/28(2)	6,280	5,244
IMAX Corp. 0.500%, 4/1/26	2,640	2,338
Live Nation Entertainment, Inc.
2.000%, 2/15/25	4,500	4,714
3.125%, 1/15/29	1,920	2,113
Penn Entertainment, Inc. 2.750%, 5/15/26	1,335	1,575
		15,984

Environmental Services—0.9%
Tetra Tech, Inc. 144A 2.250%, 8/15/28(1)	2,960	3,008
Equity Real Estate Investment Trusts (REITs)—0.4%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,270	1,258
Financial Services—1.2%
Bread Financial Holdings, Inc. 144A 4.250%, 6/15/28(1)	760	857
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Financial Services—continued
Encore Capital Group, Inc. 144A 4.000%, 3/15/29(1)	$ 3,340	$ 3,253
		4,110

Health Care REITs—2.0%
Welltower OP LLC 144A 2.750%, 5/15/28(1)(4)	6,230	6,717
Healthcare-Products—5.5%
Alphatec Holdings, Inc. 0.750%, 8/1/26	3,145	3,431
Exact Sciences Corp. 0.375%, 3/15/27	1,360	1,256
Integer Holdings Corp. 144A 2.125%, 2/15/28(1)	2,610	3,390
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	3,070	3,442
Natera, Inc. 2.250%, 5/1/27	1,330	2,380
Repligen Corp. 144A 1.000%, 12/15/28(1)	1,855	2,147
TransMedics Group, Inc. 144A 1.500%, 6/1/28(1)	2,000	2,375
		18,421

Insurance—0.5%
HCI Group, Inc. 4.750%, 6/1/42	1,220	1,537
Internet—12.1%
Booking Holdings, Inc. 0.750%, 5/1/25(4)	2,125	3,975
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	1,615	1,434
Palo Alto Networks, Inc. 0.375%, 6/1/25	2,580	8,772
PDD Holdings, Inc. 0.000%, 12/1/25(4)	2,795	2,736
Snap, Inc. 0.750%, 8/1/26	3,100	3,241
Uber Technologies, Inc.
0.000%, 12/15/25(2)	4,170	4,314
Series 2028 144A 0.875%, 12/1/28(1)	3,370	3,754
Wayfair, Inc.
1.125%, 11/1/24	2,345	2,232
1.000%, 8/15/26(4)	3,025	2,602
3.250%, 9/15/27	2,315	2,534
Zillow Group, Inc.
2.750%, 5/15/25(4)	3,000	3,274
1.375%, 9/1/26(4)	1,125	1,530
		40,398

Iron & Steel—0.5%
ATI, Inc. 3.500%, 6/15/25	600	1,600
	Par Value	Value

Leisure Time—3.7%
Carnival Corp. 5.750%, 12/1/27	$ 840	$ 1,276
NCL Corp., Ltd. 1.125%, 2/15/27	5,705	5,060
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	2,330	6,083
		12,419

Media—2.3%
DISH Network Corp. 0.000%, 12/15/25(2)	1,620	1,153
Liberty Broadband Corp. 144A 3.125%, 3/31/53(1)	2,355	2,314
Liberty Media Corp. 144A 3.750%, 3/15/28(1)	2,120	2,623
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,580	1,662
		7,752

Metal Fabricate/Hardware—0.3%
Xometry, Inc. 1.000%, 2/1/27	1,095	988
Miscellaneous Manufacturing—1.2%
Axon Enterprise, Inc. 0.500%, 12/15/27	3,125	3,830
Oil, Gas & Consumable Fuels—0.9%
Northern Oil & Gas, Inc. 3.625%, 4/15/29	1,350	1,494
Pioneer Natural Resources Co. 0.250%, 5/15/25	620	1,538
		3,032

Passenger Airlines—0.9%
American Airlines Group, Inc. 6.500%, 7/1/25(4)	2,785	3,133
Pharmaceuticals—2.4%
Amphastar Pharmaceuticals, Inc. 144A 2.000%, 3/15/29(1)	2,225	2,477
Dexcom, Inc. 144A 0.375%, 5/15/28(1)	3,765	3,782
Mirum Pharmaceuticals, Inc. 144A 4.000%, 5/1/29(1)	705	805
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	425	775
		7,839

Retail—1.7%
Burlington Stores, Inc. 144A 1.250%, 12/15/27(1)	2,745	3,121
Freshpet, Inc. 144A 3.000%, 4/1/28(1)	1,775	2,528
		5,649

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Semiconductors—3.5%
Impinj, Inc. 1.125%, 5/15/27	$ 860	$ 982
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(4)	2,135	2,512
ON Semiconductor Corp. 144A 0.500%, 3/1/29(1)(4)	2,985	2,894
Semtech Corp. 1.625%, 11/1/27	930	757
SMART Global Holdings, Inc. 2.000%, 2/1/29	1,295	1,452
Veeco Instruments, Inc. 144A 2.875%, 6/1/29(1)	1,205	1,570
Wolfspeed, Inc. 0.250%, 2/15/28	2,645	1,566
		11,733

Software—13.0%
Akamai Technologies, Inc. 0.125%, 5/1/25	4,990	6,567
Bentley Systems, Inc. 0.125%, 1/15/26	3,225	3,159
BILL Holdings, Inc. 0.000%, 12/1/25(2)	2,280	2,132
Cloudflare, Inc. 0.000%, 8/15/26(2)(4)	2,910	2,594
Confluent, Inc. 0.000%, 1/15/27(2)	3,710	3,082
Datadog, Inc. 0.125%, 6/15/25	2,340	3,312
Evolent Health, Inc. 144A 3.500%, 12/1/29(1)	1,175	1,283
Five9, Inc. 0.500%, 6/1/25	3,160	3,018
Guidewire Software, Inc. 1.250%, 3/15/25	1,150	1,283
HubSpot, Inc. 0.375%, 6/1/25	1,125	2,452
MicroStrategy, Inc. 0.750%, 12/15/25	1,600	2,251
MongoDB, Inc. 0.250%, 1/15/26(4)	1,765	3,409
Nutanix, Inc. 0.250%, 10/1/27	2,660	3,037
Tyler Technologies, Inc. 0.250%, 3/15/26	5,135	5,163
Workiva, Inc. 144A 1.250%, 8/15/28(1)	370	356
		43,098

Total Convertible Bonds and Notes (Identified Cost $263,938)		281,715

Corporate Bonds and Notes—65.4%
Aerospace & Defense—3.5%
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(4)	2,865	2,920
Spirit AeroSystems, Inc. 144A 9.750%, 11/15/30(1)	1,790	1,879
	Par Value	Value

Aerospace & Defense—continued
TransDigm, Inc. 144A 7.125%, 12/1/31(1)(4)	$ 4,770	$ 4,972
Triumph Group, Inc. 144A 9.000%, 3/15/28(1)(4)	1,635	1,725
		11,496

Auto Manufacturers—0.8%
Ford Motor Co. 9.625%, 4/22/30	2,205	2,586
Automotive Parts & Equipment—2.9%
Adient Global Holdings Ltd. 144A 8.250%, 4/15/31(1)(4)	2,160	2,281
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(4)	1,280	1,275
Clarios Global LP 144A 8.500%, 5/15/27(1)(4)	3,010	3,002
Goodyear Tire & Rubber Co. (The) 5.250%, 7/15/31(4)	3,210	2,922
		9,480

Building Materials—2.2%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	2,445	2,494
Griffon Corp. 5.750%, 3/1/28(4)	2,425	2,376
Summit Materials LLC 144A 7.250%, 1/15/31(1)	2,315	2,405
		7,275

Chemicals—1.0%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)(4)	2,505	2,362
Tronox, Inc. 144A 4.625%, 3/15/29(1)(4)	1,275	1,126
		3,488

Commercial Services—1.8%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)	2,875	2,869
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	1,315	1,291
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)	2,000	1,875
		6,035

Computers—2.5%
McAfee Corp. 144A 7.375%, 2/15/30(1)	2,530	2,293
NCR Voyix Corp. 144A 5.125%, 4/15/29(1)	2,515	2,353
Seagate HDD Cayman 144A 8.500%, 7/15/31(1)(4)	3,495	3,797
		8,443

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Containers & Packaging—1.4%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(1)(4)	$ 1,810	$ 1,829
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(4)	1,680	1,688
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	1,165	1,137
		4,654

Diversified REITS—1.5%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	2,335	2,394
144A 5.250%, 7/15/30(1)(4)	2,820	2,660
		5,054

Electric Utilities—0.5%
PG&E Corp. 5.250%, 7/1/30(4)	1,815	1,733
Electronic Equipment, Instruments & Components—0.8%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(4)	2,560	2,630
Electronics—0.6%
Coherent Corp. 144A 5.000%, 12/15/29(1)(4)	1,980	1,854
Entertainment—4.8%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(1)(4)	4,165	4,274
144A 7.000%, 2/15/30(1)(4)	1,215	1,249
Churchill Downs, Inc. 144A 5.750%, 4/1/30(1)	1,225	1,185
International Game Technology plc 144A 6.250%, 1/15/27(1)	1,185	1,192
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)	2,215	2,212
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(4)	2,720	2,068
Live Nation Entertainment, Inc. 144A 6.500%, 5/15/27(1)(4)	1,915	1,935
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(4)	2,105	1,961
		16,076

Environmental Services—0.9%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	2,930	2,997
Financial Services—3.9%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,400	1,329
144A 7.125%, 2/1/32(1)	2,345	2,326
Navient Corp.
6.750%, 6/15/26	2,340	2,350
9.375%, 7/25/30(4)	1,175	1,225
OneMain Finance Corp. 9.000%, 1/15/29	2,150	2,265
PennyMac Financial Services, Inc. 144A 7.875%, 12/15/29(1)	2,330	2,400
	Par Value	Value

Financial Services—continued
PRA Group, Inc. 144A 8.375%, 2/1/28(1)(4)	$ 1,205	$ 1,148
		13,043

Food & Beverage—1.2%
Performance Food Group, Inc. 144A 5.500%, 10/15/27(1)(4)	1,460	1,424
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)(4)	2,625	2,537
		3,961

Healthcare-Products—0.9%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	3,285	3,063
Healthcare-Services—2.0%
Select Medical Corp. 144A 6.250%, 8/15/26(1)(4)	1,750	1,750
Tenet Healthcare Corp. 6.125%, 10/1/28(4)	4,830	4,812
		6,562

Hotel & Resort REITs—1.3%
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)	1,340	1,303
Service Properties Trust 7.500%, 9/15/25(4)	2,825	2,868
		4,171

Housewares—0.5%
Newell Brands, Inc. 6.625%, 9/15/29	1,750	1,697
Internet—1.4%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(4)	2,905	3,013
Uber Technologies, Inc. 144A 7.500%, 9/15/27(1)	1,650	1,686
		4,699

Investment Companies—0.9%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(4)	3,085	2,938
Iron & Steel—0.3%
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)(4)	1,145	1,148
Leisure Time—2.1%
Carnival Corp. 144A 10.500%, 6/1/30(1)	2,180	2,394
NCL Corp., Ltd. 144A 8.375%, 2/1/28(1)	1,820	1,911

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Leisure Time—continued
Royal Caribbean Cruises Ltd. 144A 11.625%, 8/15/27(1)	$ 2,545	$ 2,768
		7,073

Lodging—0.3%
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(4)	1,250	1,155
Machinery-Construction & Mining—0.4%
Terex Corp. 144A 5.000%, 5/15/29(1)	1,280	1,210
Machinery-Diversified—0.7%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(4)	2,385	2,448
Media—6.2%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)(4)	2,445	2,381
144A 7.375%, 3/1/31(1)(4)	3,045	3,077
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(4)	2,420	2,301
DISH Network Corp. 144A 11.750%, 11/15/27(1)(4)	1,110	1,158
Gray Television, Inc. 144A 7.000%, 5/15/27(1)(4)	3,100	3,030
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(4)	2,120	2,065
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(4)	2,595	2,356
TEGNA, Inc. 5.000%, 9/15/29(4)	1,415	1,307
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(4)	3,075	2,958
		20,633

Mining—1.1%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)(4)	1,155	1,205
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(4)	2,470	2,438
		3,643

Oil, Gas & Consumable Fuels—5.8%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)	1,126	1,159
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	2,115	2,188
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,715	1,782
Civitas Resources, Inc. 144A 8.750%, 7/1/31(1)(4)	2,825	3,003
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(4)	2,335	2,371
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,650	1,725
SM Energy Co. 6.500%, 7/15/28(4)	2,360	2,360
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
USA Compression Partners LP 6.875%, 9/1/27	$ 2,285	$ 2,283
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	2,440	2,493
		19,364

Paper & Forest Products—0.4%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)	1,470	1,262
Personal Care Product—0.2%
Coty, Inc. 144A 6.500%, 4/15/26(1)	738	737
Pharmaceuticals—0.3%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	1,250	1,153
Pipelines—1.8%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	1,405	1,349
NGL Energy Operating LLC
144A 7.500%, 2/1/26(1)	2,150	2,188
144A 8.375%, 2/15/32(1)	1,745	1,758
NuStar Logistics LP 6.375%, 10/1/30(4)	820	824
		6,119

Real Estate—0.5%
Kennedy-Wilson, Inc. 5.000%, 3/1/31(4)	1,990	1,587
Retail—1.7%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(4)	1,175	1,191
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)	2,350	2,384
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	2,265	2,024
		5,599

Semiconductors—1.1%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	1,170	1,179
Entegris, Inc. 144A 5.950%, 6/15/30(1)(4)	2,375	2,346
		3,525

Software—1.6%
Central Parent LLC 144A 8.000%, 6/15/29(1)(4)	1,690	1,735
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)(4)	1,910	1,783
UKG, Inc. 144A 6.875%, 2/1/31(1)	1,710	1,729
		5,247

See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Telecommunications—1.4%
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)(4)	$ 2,845	$ 2,914
Hughes Satellite Systems Corp. 6.625%, 8/1/26(4)	2,610	1,785
		4,699

Transportation—2.2%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	1,500	1,556
144A 7.875%, 12/1/30(1)	2,265	2,389
XPO, Inc. 144A 7.125%, 6/1/31(1)	3,150	3,226
		7,171

Total Corporate Bonds and Notes (Identified Cost $216,948)		217,708

	Shares
Convertible Preferred Stocks—6.1%
Banks—3.1%
Wells Fargo & Co. Series L, 7.500%	8,380	10,140
Electric Utilities—0.6%
NextEra Energy, Inc., 6.926%(4)	53,385	1,986
Financial Services—1.0%
Apollo Global Management, Inc., 6.750%	57,220	3,343
Healthcare Providers & Services—0.2%
BrightSpring Health Services, Inc., 6.750%	14,755	673
Machinery—1.2%
Chart Industries, Inc. Series B, 6.750%	23,195	1,155
RBC Bearings, Inc. Series A, 5.000%	23,945	2,946
		4,101

Total Convertible Preferred Stocks (Identified Cost $14,625)		20,243

Preferred Stock—0.1%
Entertainment—0.1%
LiveStyle, Inc. Series B (3)(5)(6)	4,196	419
Total Preferred Stock (Identified Cost $411)		419

Common Stocks—0.0%
Banks—0.0%
CCF Holdings LLC (3)(5)	7,808,320	—
CCF Holdings LLC Class M(3)(5)	879,959	—
		—

Consumer Finance—0.0%
Erickson, Inc.(3)(5)	8,295	127
	Shares	Value

Entertainment—0.0%
LiveStyle, Inc. (3)(5)(6)	90,407	$ —
Total Common Stocks (Identified Cost $30,173)		127

Warrants—0.0%
Banks—0.0%
CCF Holdings LLC, 4/1/24(3)(5)	1,455,681	—
Media—0.0%
Tenerity, Inc., 4/1/24(3)(5)(6)	15,602	—
Total Warrants (Identified Cost $3,080)		—

Total Long-Term Investments—156.3% (Identified Cost $529,175)		520,212

Short-Term Investment—0.0%
Money Market Mutual Fund—0.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.216%)(7)	68,616	69
Total Short-Term Investment (Identified Cost $69)		69

Securities Lending Collateral—3.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.219%)(7)(8)	9,844,245	9,844
Total Securities Lending Collateral (Identified Cost $9,844)		9,844

TOTAL INVESTMENTS—159.3% (Identified Cost $539,088)		$ 530,125
Other assets and liabilities, net—(29.2)%		(97,302)
Cumulative Preferred Shares—(30.0)%		(100,000)
NET ASSETS—100.0%		$ 332,823

Abbreviations:
DAC	Designated Activity Company
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $270,791 or 81.4% of net assets.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
(4)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	89%
Canada	2
Cayman Islands	2
Bermuda	2
Liberia	2
United Kingdom	1
Panama	1
Other	1
Total	100%
† % of total investments as of January 31, 2024.
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$281,715	$ —	$278,691	$3,024
Corporate Bonds and Notes	217,708	—	217,708	—
Equity Securities:
Convertible Preferred Stocks	20,243	20,243	—	—
Preferred Stock	419	—	—	419
Common Stocks	127	—	—	127 (1)
Warrants	—	—	—	— (1)
Money Market Mutual Fund	69	69	—	—
Securities Lending Collateral	9,844	9,844	—	—
Total Investments	$530,125	$30,156	$496,399	$3,570

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Convertible & Income Fund (NCV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes	Preferred Stock	Common Stocks	Warrants	Equity-Linked Note
Investments in Securities
Balance as of January 31, 2023:	$13,284	$ —	$ 925	$ 5,596	$ 553(a)	$ 6,210
Accrued discount/(premium)	1	—	—	—	—	1
Net realized gain (loss)	(768)	—	16	—	—	(784)
Net change in unrealized appreciation (depreciation)(b)	(5,918)	(64)	289	(5,469)	(553)	(121)
Purchases	4,491	3,088	—	—	—	1,403
Sales (c)	(7,520)	—	(811)	—	—	(6,709)
Balance as of January 31, 2024	$ 3,570	$ 3,024	$ 419	$ 127(a)	$ —(a)	$ —
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024, was $(5,797).
(c) Includes paydowns on securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at
January 31, 2024:
Investments in Securities – Assets	Ending Balance at January 31, 2024	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$419	Discounted cash flows liquidation approach	Discount rate	23.84% (23.63% - 24.06%)

Common Stock:

Erickson, Inc.	$127	Market and Company Comparables	EV Multiples	1.28x (0.57x - 3.33x)
				12.42x (10.07x - 15.10x)
				0.95x (0.50x - 2.13x)
			M&A Transaction Multiples	1.13x (0.62x - 1.74x)
			Illiquidity Discount	20%

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—89.4%
Aerospace & Defense—0.2%
Spirit AeroSystems, Inc. 144A 3.250%, 11/1/28(1)	$ 500	$ 591
Auto Manufacturers—1.5%
Ford Motor Co. 0.000%, 3/15/26(2)	1,235	1,203
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	985	391
Rivian Automotive, Inc.
144A 4.625%, 3/15/29(1)	810	862
144A 3.625%, 10/15/30(1)	1,410	1,295
		3,751

Banks—3.0%
Barclays Bank plc 0.000%, 2/18/25	2,135	2,370
BofA Finance LLC 0.600%, 5/25/27	2,370	2,782
Morgan Stanley Finance LLC 1.500%, 1/28/27(3)	2,185	2,390
		7,542

Biotechnology—3.4%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27(4)	665	639
Bridgebio Pharma, Inc.
2.500%, 3/15/27	1,890	2,107
2.250%, 2/1/29	915	754
Cytokinetics, Inc. 3.500%, 7/1/27	575	985
Immunocore Holdings plc 144A 2.500%, 2/1/30(1)	650	698
Insmed, Inc.
1.750%, 1/15/25	1,495	1,591
0.750%, 6/1/28	865	938
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	660	743
		8,455

Commercial Services—6.5%
Affirm Holdings, Inc. 0.000%, 11/15/26(2)	5,995	4,747
Block, Inc. 0.125%, 3/1/25(4)	5,565	5,350
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)(2)	2,640	2,234
Shift4 Payments, Inc. 0.500%, 8/1/27(4)	2,755	2,554
Stride, Inc. 1.125%, 9/1/27	1,055	1,350
		16,235

Computers—6.5%
CyberArk Software Ltd. 0.000%, 11/15/24	1,515	2,278
Lumentum Holdings, Inc. 0.250%, 3/15/24	1,630	1,622
	Par Value	Value

Computers—continued
Parsons Corp. 0.250%, 8/15/25	$ 1,275	$ 1,886
Seagate HDD Cayman 144A 3.500%, 6/1/28(1)	1,760	2,115
Varonis Systems, Inc. 1.250%, 8/15/25	870	1,318
Western Digital Corp. 144A 3.000%, 11/15/28(1)(4)	2,790	3,619
Zscaler, Inc. 0.125%, 7/1/25	2,085	3,333
		16,171

Electric Utilities—3.6%
PG&E Corp. 144A 4.250%, 12/1/27(1)	3,525	3,587
Southern Co. (The) 144A 3.875%, 12/15/25(1)	5,495	5,470
		9,057

Energy-Alternate Sources—1.1%
Plug Power, Inc. 3.750%, 6/1/25	455	490
Sunnova Energy International, Inc. 2.625%, 2/15/28	4,315	2,211
		2,701

Engineering & Construction—2.4%
Fluor Corp. 144A 1.125%, 8/15/29(1)	3,780	3,986
Granite Construction, Inc. 144A 3.750%, 5/15/28(1)	1,670	1,963
		5,949

Entertainment—5.1%
DraftKings Holdings, Inc. 0.000%, 3/15/28(2)	4,960	4,142
IMAX Corp. 0.500%, 4/1/26	2,085	1,846
Live Nation Entertainment, Inc.
2.000%, 2/15/25	3,555	3,724
3.125%, 1/15/29(4)	1,515	1,668
Penn Entertainment, Inc. 2.750%, 5/15/26	1,055	1,244
		12,624

Environmental Services—1.0%
Tetra Tech, Inc. 144A 2.250%, 8/15/28(1)	2,340	2,378
Equity Real Estate Investment Trusts (REITs)—0.4%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,010	1,000
Financial Services—1.3%
Bread Financial Holdings, Inc. 144A 4.250%, 6/15/28(1)	600	677
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Financial Services—continued
Encore Capital Group, Inc. 144A 4.000%, 3/15/29(1)	$ 2,635	$ 2,566
		3,243

Health Care REITs—2.1%
Welltower OP LLC 144A 2.750%, 5/15/28(1)(4)	4,920	5,304
Healthcare-Products—5.9%
Alphatec Holdings, Inc. 0.750%, 8/1/26	2,485	2,711
Exact Sciences Corp. 0.375%, 3/15/27	1,075	993
Integer Holdings Corp. 144A 2.125%, 2/15/28(1)	2,065	2,683
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	2,425	2,718
Natera, Inc. 2.250%, 5/1/27	1,050	1,879
Repligen Corp. 144A 1.000%, 12/15/28(1)	1,465	1,696
TransMedics Group, Inc. 144A 1.500%, 6/1/28(1)(4)	1,580	1,876
		14,556

Insurance—0.5%
HCI Group, Inc. 4.750%, 6/1/42	965	1,215
Internet—12.8%
Booking Holdings, Inc. 0.750%, 5/1/25	1,680	3,143
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	1,275	1,132
Palo Alto Networks, Inc. 0.375%, 6/1/25	2,040	6,936
PDD Holdings, Inc. 0.000%, 12/1/25(4)	2,210	2,163
Snap, Inc. 0.750%, 8/1/26	2,445	2,556
Uber Technologies, Inc.
0.000%, 12/15/25(2)	3,295	3,409
Series 2028 144A 0.875%, 12/1/28(1)	2,670	2,974
Wayfair, Inc.
1.125%, 11/1/24	1,845	1,756
1.000%, 8/15/26	2,385	2,051
3.250%, 9/15/27(4)	1,835	2,008
Zillow Group, Inc.
2.750%, 5/15/25	2,370	2,587
1.375%, 9/1/26	890	1,211
		31,926

Iron & Steel—0.5%
ATI, Inc. 3.500%, 6/15/25	475	1,267
	Par Value	Value

Leisure Time—4.0%
Carnival Corp. 5.750%, 12/1/27	$ 665	$ 1,011
NCL Corp., Ltd. 1.125%, 2/15/27	4,500	3,991
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	1,840	4,803
		9,805

Media—2.5%
DISH Network Corp. 0.000%, 12/15/25(2)	1,275	907
Liberty Broadband Corp. 144A 3.125%, 3/31/53(1)	1,860	1,828
Liberty Media Corp. 144A 3.750%, 3/15/28(1)	1,680	2,079
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,245	1,310
		6,124

Metal Fabricate/Hardware—0.3%
Xometry, Inc. 1.000%, 2/1/27	860	776
Miscellaneous Manufacturing—1.2%
Axon Enterprise, Inc. 0.500%, 12/15/27	2,470	3,027
Oil, Gas & Consumable Fuels—1.0%
Northern Oil & Gas, Inc. 3.625%, 4/15/29	1,065	1,179
Pioneer Natural Resources Co. 0.250%, 5/15/25	490	1,215
		2,394

Passenger Airlines—1.0%
American Airlines Group, Inc. 6.500%, 7/1/25(4)	2,200	2,475
Pharmaceuticals—2.5%
Amphastar Pharmaceuticals, Inc. 144A 2.000%, 3/15/29(1)	1,760	1,959
Dexcom, Inc. 144A 0.375%, 5/15/28(1)	2,975	2,989
Mirum Pharmaceuticals, Inc. 144A 4.000%, 5/1/29(1)	555	634
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	335	611
		6,193

Retail—1.8%
Burlington Stores, Inc. 144A 1.250%, 12/15/27(1)	2,170	2,467
Freshpet, Inc. 144A 3.000%, 4/1/28(1)	1,400	1,994
		4,461

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Semiconductors—3.7%
Impinj, Inc. 1.125%, 5/15/27	$ 680	$ 777
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(4)	1,685	1,982
ON Semiconductor Corp. 144A 0.500%, 3/1/29(1)(4)	2,360	2,288
Semtech Corp. 1.625%, 11/1/27	740	603
SMART Global Holdings, Inc. 2.000%, 2/1/29	1,020	1,144
Veeco Instruments, Inc. 144A 2.875%, 6/1/29(1)	950	1,238
Wolfspeed, Inc. 0.250%, 2/15/28	2,090	1,237
		9,269

Software—13.6%
Akamai Technologies, Inc. 0.125%, 5/1/25	3,855	5,073
Bentley Systems, Inc. 0.125%, 1/15/26	2,550	2,498
BILL Holdings, Inc. 0.000%, 12/1/25(2)	1,800	1,683
Cloudflare, Inc. 0.000%, 8/15/26(2)	2,300	2,050
Confluent, Inc. 0.000%, 1/15/27(2)	2,930	2,434
Datadog, Inc. 0.125%, 6/15/25	1,850	2,619
Evolent Health, Inc. 144A 3.500%, 12/1/29(1)	925	1,010
Five9, Inc. 0.500%, 6/1/25	2,495	2,383
Guidewire Software, Inc. 1.250%, 3/15/25	910	1,015
HubSpot, Inc. 0.375%, 6/1/25	890	1,940
MicroStrategy, Inc. 0.750%, 12/15/25	1,265	1,780
MongoDB, Inc. 0.250%, 1/15/26	1,395	2,694
Nutanix, Inc. 0.250%, 10/1/27	2,100	2,398
Tyler Technologies, Inc. 0.250%, 3/15/26	4,055	4,077
Workiva, Inc. 144A 1.250%, 8/15/28(1)	295	284
		33,938

Total Convertible Bonds and Notes (Identified Cost $208,395)		222,427

Corporate Bonds and Notes—63.5%
Aerospace & Defense—3.3%
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(4)	2,070	2,110
Spirit AeroSystems, Inc. 144A 9.750%, 11/15/30(1)	1,300	1,364
	Par Value	Value

Aerospace & Defense—continued
TransDigm, Inc. 144A 7.125%, 12/1/31(1)(4)	$ 3,450	$ 3,596
Triumph Group, Inc. 144A 9.000%, 3/15/28(1)(4)	1,180	1,245
		8,315

Auto Manufacturers—0.8%
Ford Motor Co. 9.625%, 4/22/30	1,705	2,000
Automotive Parts & Equipment—2.8%
Adient Global Holdings Ltd. 144A 8.250%, 4/15/31(1)(4)	1,565	1,653
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(4)	1,000	996
Clarios Global LP 144A 8.500%, 5/15/27(1)(4)	2,325	2,319
Goodyear Tire & Rubber Co. (The) 5.250%, 7/15/31(4)	2,325	2,116
		7,084

Building Materials—2.1%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)	1,790	1,826
Griffon Corp. 5.750%, 3/1/28(4)	1,760	1,725
Summit Materials LLC 144A 7.250%, 1/15/31(1)	1,675	1,740
		5,291

Chemicals—1.0%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)(4)	1,815	1,712
Tronox, Inc. 144A 4.625%, 3/15/29(1)(4)	920	812
		2,524

Commercial Services—1.8%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)	2,075	2,070
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)	1,015	997
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)(4)	1,470	1,378
		4,445

Computers—2.5%
McAfee Corp. 144A 7.375%, 2/15/30(1)	1,835	1,663
NCR Voyix Corp. 144A 5.125%, 4/15/29(1)	1,815	1,698
Seagate HDD Cayman 144A 8.500%, 7/15/31(1)(4)	2,525	2,743
		6,104

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Containers & Packaging—1.4%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(1)(4)	$ 1,310	$ 1,324
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(4)	1,220	1,226
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)	840	820
		3,370

Diversified REITS—1.5%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)	1,680	1,723
144A 5.250%, 7/15/30(1)(4)	2,180	2,056
		3,779

Electric Utilities—0.5%
PG&E Corp. 5.250%, 7/1/30(4)	1,320	1,261
Electronic Equipment, Instruments & Components—0.8%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(4)	1,980	2,034
Electronics—0.4%
Coherent Corp. 144A 5.000%, 12/15/29(1)	975	913
Entertainment—4.4%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(1)(4)	3,025	3,105
144A 7.000%, 2/15/30(1)(4)	880	904
Churchill Downs, Inc. 144A 5.750%, 4/1/30(1)	885	856
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)(4)	1,600	1,598
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(4)	2,105	1,601
Live Nation Entertainment, Inc. 144A 6.500%, 5/15/27(1)(4)	1,495	1,510
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)	1,525	1,420
		10,994

Environmental Services—0.9%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	2,120	2,168
Financial Services—3.8%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)	1,080	1,026
144A 7.125%, 2/1/32(1)	1,695	1,681
Navient Corp.
6.750%, 6/15/26	1,700	1,708
9.375%, 7/25/30	845	881
OneMain Finance Corp. 9.000%, 1/15/29	1,560	1,643
PennyMac Financial Services, Inc. 144A 7.875%, 12/15/29(1)	1,685	1,735
	Par Value	Value

Financial Services—continued
PRA Group, Inc. 144A 8.375%, 2/1/28(1)(4)	$ 875	$ 833
		9,507

Food & Beverage—1.0%
Performance Food Group, Inc. 144A 5.500%, 10/15/27(1)(4)	1,060	1,034
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)	1,535	1,484
		2,518

Healthcare-Products—0.9%
Medline Borrower LP 144A 5.250%, 10/1/29(1)	2,375	2,215
Healthcare-Services—1.9%
Select Medical Corp. 144A 6.250%, 8/15/26(1)(4)	1,265	1,265
Tenet Healthcare Corp. 6.125%, 10/1/28(4)	3,490	3,477
		4,742

Hotel & Resort REITs—1.2%
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)(4)	1,035	1,006
Service Properties Trust 7.500%, 9/15/25	2,045	2,076
		3,082

Housewares—0.5%
Newell Brands, Inc. 6.625%, 9/15/29(4)	1,270	1,231
Internet—1.4%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(4)	2,100	2,179
Uber Technologies, Inc. 144A 7.500%, 9/15/27(1)	1,210	1,236
		3,415

Investment Companies—0.9%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(4)	2,230	2,124
Iron & Steel—0.3%
Cleveland-Cliffs, Inc. 144A 6.750%, 3/15/26(1)(4)	825	827
Leisure Time—2.1%
Carnival Corp. 144A 10.500%, 6/1/30(1)	1,580	1,735
NCL Corp., Ltd. 144A 8.375%, 2/1/28(1)	1,320	1,386

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Leisure Time—continued
Royal Caribbean Cruises Ltd. 144A 11.625%, 8/15/27(1)	$ 1,975	$ 2,148
		5,269

Lodging—0.3%
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)(4)	905	836
Machinery-Construction & Mining—0.4%
Terex Corp. 144A 5.000%, 5/15/29(1)	935	884
Machinery-Diversified—0.7%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(4)	1,730	1,776
Media—6.1%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)(4)	1,770	1,723
144A 7.375%, 3/1/31(1)(4)	2,210	2,234
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(4)	1,750	1,664
DISH Network Corp. 144A 11.750%, 11/15/27(1)(4)	800	835
Gray Television, Inc. 144A 7.000%, 5/15/27(1)(4)	2,245	2,195
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(4)	1,640	1,597
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(4)	1,880	1,707
TEGNA, Inc. 5.000%, 9/15/29(4)	1,095	1,011
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(4)	2,225	2,140
		15,106

Mining—1.1%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)(4)	840	876
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(4)	1,785	1,762
		2,638

Oil, Gas & Consumable Fuels—5.7%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)	815	839
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	1,530	1,582
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)	1,240	1,288
Civitas Resources, Inc. 144A 8.750%, 7/1/31(1)(4)	2,050	2,179
CNX Resources Corp. 144A 7.375%, 1/15/31(1)(4)	1,715	1,742
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)	1,195	1,249
SM Energy Co. 6.500%, 7/15/28(4)	1,725	1,725
	Par Value	Value

Oil, Gas & Consumable Fuels—continued
USA Compression Partners LP 6.875%, 9/1/27(4)	$ 1,750	$ 1,749
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	1,770	1,809
		14,162

Paper & Forest Products—0.4%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)	1,135	974
Personal Care Product—0.2%
Coty, Inc. 144A 6.500%, 4/15/26(1)	534	533
Pharmaceuticals—0.3%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)	905	835
Pipelines—1.9%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)	1,090	1,046
NGL Energy Operating LLC
144A 7.500%, 2/1/26(1)	1,665	1,695
144A 8.375%, 2/15/32(1)	1,260	1,269
NuStar Logistics LP 6.375%, 10/1/30(4)	585	588
		4,598

Real Estate—0.5%
Kennedy-Wilson, Inc. 5.000%, 3/1/31(4)	1,545	1,232
Retail—1.6%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(4)	855	866
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)(4)	1,700	1,725
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)	1,640	1,466
		4,057

Semiconductors—1.0%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)	850	856
Entegris, Inc. 144A 5.950%, 6/15/30(1)(4)	1,720	1,699
		2,555

Software—1.6%
Central Parent LLC 144A 8.000%, 6/15/29(1)(4)	1,220	1,252
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)(4)	1,485	1,386
UKG, Inc. 144A 6.875%, 2/1/31(1)	1,235	1,249
		3,887

See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Telecommunications—1.4%
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)(4)	$ 2,050	$ 2,100
Hughes Satellite Systems Corp. 6.625%, 8/1/26(4)	1,895	1,296
		3,396

Transportation—2.1%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)	1,130	1,172
144A 7.875%, 12/1/30(1)(4)	1,640	1,730
XPO, Inc. 144A 7.125%, 6/1/31(1)	2,280	2,335
		5,237

Total Corporate Bonds and Notes (Identified Cost $157,518)		157,918

	Shares
Convertible Preferred Stocks—6.4%
Banks—3.2%
Wells Fargo & Co. Series L, 7.500%	6,615	8,004
Electric Utilities—0.6%
NextEra Energy, Inc., 6.926%(4)	42,135	1,568
Financial Services—1.1%
Apollo Global Management, Inc., 6.750%	45,165	2,638
Healthcare Providers & Services—0.2%
BrightSpring Health Services, Inc., 6.750%	11,655	531
Machinery—1.3%
Chart Industries, Inc. Series B, 6.750%	18,325	913
RBC Bearings, Inc. Series A, 5.000%	18,905	2,326
		3,239

Total Convertible Preferred Stocks (Identified Cost $11,537)		15,980

Preferred Stock—0.2%
Entertainment—0.2%
LiveStyle, Inc. Series B (3)(5)(6)	4,196	420
Total Preferred Stock (Identified Cost $411)		420

Common Stocks—0.0%
Banks—0.0%
CCF Holdings LLC (3)(5)	6,367,079	—
CCF Holdings LLC Class M(3)(5)	879,959	—
		—

Consumer Finance—0.0%
Erickson, Inc.(3)(5)	6,354	97
	Shares	Value

Entertainment—0.0%
LiveStyle, Inc. (3)(5)(6)	90,407	$ —
Total Common Stocks (Identified Cost $22,668)		97

Warrants—0.0%
Banks—0.0%
CCF Holdings LLC, 4/1/24(3)(5)	1,455,681	—
Media—0.0%
Tenerity, Inc., 4/1/24(3)(5)(6)	12,009	—
Total Warrants (Identified Cost $2,371)		—

Total Long-Term Investments—159.5% (Identified Cost $402,900)		396,842

Short-Term Investment—0.0%
Money Market Mutual Fund—0.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.216%)(7)	53,055	53
Total Short-Term Investment (Identified Cost $53)		53

Securities Lending Collateral—3.5%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.219%)(7)(8)	8,704,322	8,704
Total Securities Lending Collateral (Identified Cost $8,704)		8,704

TOTAL INVESTMENTS—163.0% (Identified Cost $411,657)		$ 405,599
Other assets and liabilities, net—(19.2)%		(47,750)
Cumulative Preferred Shares—(43.8)%		(109,000)
NET ASSETS—100.0%		$ 248,849

Abbreviations:
DAC	Designated Activity Company
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $201,788 or 81.1% of net assets.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
(4)	All or a portion of security is on loan pursuant to the Liquidity Facility and/or securities lending.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(8)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	89%
Canada	2
Cayman Islands	2
Bermuda	2
Liberia	2
United Kingdom	1
Panama	1
Other	1
Total	100%
† % of total investments as of January 31, 2024.
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$222,427	$ —	$220,037	$2,390
Corporate Bonds and Notes	157,918	—	157,918	—
Equity Securities:
Convertible Preferred Stocks	15,980	15,980	—	—
Preferred Stock	420	—	—	420
Common Stocks	97	—	—	97 (1)
Warrants	—	—	—	— (1)
Money Market Mutual Fund	53	53	—	—
Securities Lending Collateral	8,704	8,704	—	—
Total Investments	$405,599	$24,737	$377,955	$2,907

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
See Notes to Financial Statements

Convertible & Income Fund II (NCZ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes	Preferred Stock	Common Stocks	Warrants	Equity-Linked Note
Investments in Securities
Balance as of January 31, 2023:	$ 10,902	$ —	$ 925	$ 4,647	$ 553 (a)	$ 4,777
Accrued discount/(premium)	2	—	—	—	—	2
Net realized gain (loss)	(595)	—	16	—	—	(611)
Net change in unrealized appreciation (depreciation)(b)	(4,957)	(50)	289	(4,550)	(553)	(93)
Purchases	3,551	2,440	—	—	—	1,111
Sales (c)	(5,996)	—	(810)	—	—	(5,186)
Balance as of January 31, 2024	$ 2,907	$ 2,390	$ 420	$ 97(a)	$ — (a)	$ —
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024, was $(4,865).
(c) Includes paydowns on securities.
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2024:
Investments in Securities – Assets	Ending Balance at January 31, 2024	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$420	Discounted cash flows liquidation approach	Discount rate	23.84% (23.63% - 24.06%)

Common Stock:

Erickson, Inc.	$ 97	Market and Company Comparables	EV Multiples	1.28x (0.57x - 3.33x)
				12.42x (10.07x - 15.10x)
				0.95x (0.50x - 2.13x)
			M&A Transaction Multiples	1.13x (0.62x - 1.74x)
			Illiquidity Discount	20%

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—82.8%
Aerospace & Defense—0.2%
Spirit AeroSystems, Inc. 144A 3.250%, 11/1/28(1)	$ 400	$ 473
Auto Manufacturers—1.4%
Ford Motor Co. 0.000%, 3/15/26(2)	995	970
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)(2)	795	315
Rivian Automotive, Inc.
144A 4.625%, 3/15/29(1)(2)	655	697
144A 3.625%, 10/15/30(1)(2)	1,130	1,037
		3,019

Banks—2.8%
Barclays Bank plc 0.000%, 2/18/25(2)	1,715	1,903
BofA Finance LLC 0.600%, 5/25/27(2)	1,905	2,237
Morgan Stanley Finance LLC 1.500%, 1/28/27(3)	1,760	1,925
		6,065

Biotechnology—3.1%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	535	514
Bridgebio Pharma, Inc.
2.500%, 3/15/27(2)	1,520	1,694
2.250%, 2/1/29(2)	740	610
Cytokinetics, Inc. 3.500%, 7/1/27	460	788
Immunocore Holdings plc 144A 2.500%, 2/1/30(1)	525	564
Insmed, Inc.
1.750%, 1/15/25(2)	1,200	1,277
0.750%, 6/1/28(2)	700	759
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	530	596
		6,802

Commercial Services—6.0%
Affirm Holdings, Inc. 0.000%, 11/15/26(2)(4)	4,820	3,817
Block, Inc. 0.125%, 3/1/25(2)	4,465	4,292
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)(2)(4)	2,120	1,794
Shift4 Payments, Inc. 0.500%, 8/1/27(2)	2,210	2,049
Stride, Inc. 1.125%, 9/1/27(2)	850	1,088
		13,040

Computers—6.0%
CyberArk Software Ltd. 0.000%, 11/15/24(2)	1,220	1,835
Lumentum Holdings, Inc. 0.250%, 3/15/24(2)	1,305	1,298
	Par Value	Value

Computers—continued
Parsons Corp. 0.250%, 8/15/25(2)	$ 1,025	$ 1,517
Seagate HDD Cayman 144A 3.500%, 6/1/28(1)(2)	1,415	1,701
Varonis Systems, Inc. 1.250%, 8/15/25(2)	700	1,060
Western Digital Corp. 144A 3.000%, 11/15/28(1)	2,245	2,912
Zscaler, Inc. 0.125%, 7/1/25(2)	1,680	2,685
		13,008

Electric Utilities—3.4%
PG&E Corp. 144A 4.250%, 12/1/27(1)	2,835	2,885
Southern Co. (The) 144A 3.875%, 12/15/25(1)(2)	4,415	4,395
		7,280

Energy-Alternate Sources—1.0%
Plug Power, Inc. 3.750%, 6/1/25	365	393
Sunnova Energy International, Inc. 2.625%, 2/15/28(2)	3,465	1,776
		2,169

Engineering & Construction—2.2%
Fluor Corp. 144A 1.125%, 8/15/29(1)(2)	3,045	3,211
Granite Construction, Inc. 144A 3.750%, 5/15/28(1)(2)	1,345	1,581
		4,792

Entertainment—4.7%
DraftKings Holdings, Inc. 0.000%, 3/15/28(2)(4)	3,985	3,327
IMAX Corp. 0.500%, 4/1/26(2)	1,675	1,483
Live Nation Entertainment, Inc.
2.000%, 2/15/25(2)	2,855	2,991
3.125%, 1/15/29(2)	1,215	1,337
Penn Entertainment, Inc. 2.750%, 5/15/26(2)	845	997
		10,135

Environmental Services—0.9%
Tetra Tech, Inc. 144A 2.250%, 8/15/28(1)(2)	1,885	1,916
Equity Real Estate Investment Trusts (REITs)—0.4%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	805	797
Financial Services—1.2%
Bread Financial Holdings, Inc. 144A 4.250%, 6/15/28(1)	485	547
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Financial Services—continued
Encore Capital Group, Inc. 144A 4.000%, 3/15/29(1)(2)	$ 2,120	$ 2,065
		2,612

Health Care REITs—2.0%
Welltower OP LLC 144A 2.750%, 5/15/28(1)(2)	3,965	4,275
Healthcare-Products—5.4%
Alphatec Holdings, Inc. 0.750%, 8/1/26(2)	2,000	2,182
Exact Sciences Corp. 0.375%, 3/15/27(2)	860	795
Integer Holdings Corp. 144A 2.125%, 2/15/28(1)(2)	1,660	2,156
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	1,950	2,186
Natera, Inc. 2.250%, 5/1/27(2)	845	1,512
Repligen Corp. 144A 1.000%, 12/15/28(1)	1,175	1,360
TransMedics Group, Inc. 144A 1.500%, 6/1/28(1)	1,270	1,508
		11,699

Insurance—0.5%
HCI Group, Inc. 4.750%, 6/1/42	775	976
Internet—11.9%
Booking Holdings, Inc. 0.750%, 5/1/25(2)	1,350	2,525
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)(2)	1,025	910
Palo Alto Networks, Inc. 0.375%, 6/1/25(2)	1,640	5,576
PDD Holdings, Inc. 0.000%, 12/1/25	1,780	1,742
Snap, Inc. 0.750%, 8/1/26	1,970	2,060
Uber Technologies, Inc.
0.000%, 12/15/25(4)	2,655	2,746
Series 2028 144A 0.875%, 12/1/28(1)	2,145	2,390
Wayfair, Inc.
1.125%, 11/1/24(2)	1,480	1,409
1.000%, 8/15/26(2)	1,910	1,643
3.250%, 9/15/27(2)	1,470	1,609
Zillow Group, Inc.
2.750%, 5/15/25	1,900	2,073
1.375%, 9/1/26	710	966
		25,649

Iron & Steel—0.5%
ATI, Inc. 3.500%, 6/15/25	380	1,014
	Par Value	Value

Leisure Time—3.7%
Carnival Corp. 5.750%, 12/1/27	$ 540	$ 820
NCL Corp., Ltd. 1.125%, 2/15/27(2)	3,615	3,206
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25(2)	1,480	3,864
		7,890

Media—2.3%
DISH Network Corp. 0.000%, 12/15/25(2)	1,035	736
Liberty Broadband Corp. 144A 3.125%, 3/31/53(1)(2)	1,500	1,474
Liberty Media Corp. 144A 3.750%, 3/15/28(1)(2)	1,345	1,665
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27(2)	1,005	1,057
		4,932

Metal Fabricate/Hardware—0.3%
Xometry, Inc. 1.000%, 2/1/27	695	627
Miscellaneous Manufacturing—1.1%
Axon Enterprise, Inc. 0.500%, 12/15/27(2)	1,990	2,439
Oil, Gas & Consumable Fuels—0.9%
Northern Oil & Gas, Inc. 3.625%, 4/15/29(2)	860	952
Pioneer Natural Resources Co. 0.250%, 5/15/25(2)	395	980
		1,932

Passenger Airlines—0.9%
American Airlines Group, Inc. 6.500%, 7/1/25(2)	1,775	1,997
Pharmaceuticals—2.3%
Amphastar Pharmaceuticals, Inc. 144A 2.000%, 3/15/29(1)(2)	1,405	1,564
Dexcom, Inc. 144A 0.375%, 5/15/28(1)	2,395	2,406
Mirum Pharmaceuticals, Inc. 144A 4.000%, 5/1/29(1)(2)	445	508
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	265	483
		4,961

Retail—1.7%
Burlington Stores, Inc. 144A 1.250%, 12/15/27(1)	1,750	1,990
Freshpet, Inc. 144A 3.000%, 4/1/28(1)(2)	1,130	1,609
		3,599

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Semiconductors—3.4%
Impinj, Inc. 1.125%, 5/15/27	$ 545	$ 623
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26(2)	1,355	1,594
ON Semiconductor Corp. 144A 0.500%, 3/1/29(1)(2)	1,900	1,842
Semtech Corp. 1.625%, 11/1/27	590	480
SMART Global Holdings, Inc. 2.000%, 2/1/29	820	919
Veeco Instruments, Inc. 144A 2.875%, 6/1/29(1)(2)	765	997
Wolfspeed, Inc. 0.250%, 2/15/28(2)	1,665	986
		7,441

Software—12.6%
Akamai Technologies, Inc. 0.125%, 5/1/25(2)	3,120	4,106
Bentley Systems, Inc. 0.125%, 1/15/26(2)	2,050	2,008
BILL Holdings, Inc. 0.000%, 12/1/25(2)	1,450	1,356
Cloudflare, Inc. 0.000%, 8/15/26(4)	1,845	1,645
Confluent, Inc. 0.000%, 1/15/27(2)(4)	2,350	1,952
Datadog, Inc. 0.125%, 6/15/25	1,490	2,109
Evolent Health, Inc. 144A 3.500%, 12/1/29(1)	750	819
Five9, Inc. 0.500%, 6/1/25	2,005	1,915
Guidewire Software, Inc. 1.250%, 3/15/25	735	820
HubSpot, Inc. 0.375%, 6/1/25(2)	715	1,558
MicroStrategy, Inc. 0.750%, 12/15/25(2)	1,015	1,428
MongoDB, Inc. 0.250%, 1/15/26(2)	1,120	2,163
Nutanix, Inc. 0.250%, 10/1/27(2)	1,695	1,935
Tyler Technologies, Inc. 0.250%, 3/15/26(2)	3,255	3,273
Workiva, Inc. 144A 1.250%, 8/15/28(1)(2)	230	221
		27,308

Total Convertible Bonds and Notes (Identified Cost $172,891)		178,847

Corporate Bonds and Notes—18.5%
Aerospace & Defense—1.0%
Bombardier, Inc. 144A 7.500%, 2/1/29(1)(2)	525	535
Spirit AeroSystems, Inc. 144A 9.750%, 11/15/30(1)	325	341
	Par Value	Value

Aerospace & Defense—continued
TransDigm, Inc. 144A 7.125%, 12/1/31(1)	$ 875	$ 912
Triumph Group, Inc. 144A 9.000%, 3/15/28(1)(2)	310	327
		2,115

Auto Manufacturers—0.3%
Ford Motor Co. 9.625%, 4/22/30(2)	460	539
Automotive Parts & Equipment—1.0%
Adient Global Holdings Ltd. 144A 8.250%, 4/15/31(1)(2)	400	423
American Axle & Manufacturing, Inc. 6.500%, 4/1/27(2)	250	249
Clarios Global LP 144A 8.500%, 5/15/27(1)(2)	645	643
Goodyear Tire & Rubber Co. (The)
5.250%, 4/30/31(2)	265	241
5.250%, 7/15/31(2)	700	637
		2,193

Building Materials—0.5%
Builders FirstSource, Inc. 144A 6.375%, 6/15/32(1)(2)	245	250
Griffon Corp. 5.750%, 3/1/28(2)	455	446
Summit Materials LLC 144A 7.250%, 1/15/31(1)	425	441
		1,137

Chemicals—0.2%
Chemours Co. (The) 144A 5.750%, 11/15/28(1)(2)	350	330
Tronox, Inc. 144A 4.625%, 3/15/29(1)	230	203
		533

Commercial Services—0.5%
Avis Budget Car Rental LLC 144A 8.000%, 2/15/31(1)	525	524
Herc Holdings, Inc. 144A 5.500%, 7/15/27(1)(2)	320	314
NESCO Holdings II, Inc. 144A 5.500%, 4/15/29(1)(2)	360	338
		1,176

Computers—0.7%
McAfee Corp. 144A 7.375%, 2/15/30(1)(2)	460	417
NCR Voyix Corp. 144A 5.125%, 4/15/29(1)(2)	330	309
Seagate HDD Cayman 144A 8.500%, 7/15/31(1)(2)	655	711
		1,437

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Containers & Packaging—0.4%
Mauser Packaging Solutions Holding Co. 144A 7.875%, 8/15/26(1)(2)	$ 340	$ 343
Owens-Brockway Glass Container, Inc. 144A 7.250%, 5/15/31(1)(2)	315	317
Trivium Packaging Finance B.V. 144A 8.500%, 8/15/27(1)(2)	215	210
		870

Diversified REITS—0.3%
Iron Mountain, Inc.
144A 7.000%, 2/15/29(1)(2)	320	328
144A 5.250%, 7/15/30(1)(2)	425	401
		729

Electric Utilities—0.1%
PG&E Corp. 5.250%, 7/1/30(2)	230	220
Electronic Equipment, Instruments & Components—0.2%
WESCO Distribution, Inc. 144A 7.250%, 6/15/28(1)(2)	500	514
Electronics—0.2%
Coherent Corp. 144A 5.000%, 12/15/29(1)(2)	400	374
Entertainment—1.3%
Caesars Entertainment, Inc.
144A 8.125%, 7/1/27(1)(2)	785	806
144A 7.000%, 2/15/30(1)(2)	230	236
Churchill Downs, Inc. 144A 5.750%, 4/1/30(1)(2)	230	222
Light & Wonder International, Inc. 144A 7.000%, 5/15/28(1)(2)	405	405
Lions Gate Capital Holdings LLC 144A 5.500%, 4/15/29(1)(2)	410	312
Live Nation Entertainment, Inc. 144A 6.500%, 5/15/27(1)(2)	425	429
SeaWorld Parks & Entertainment, Inc. 144A 5.250%, 8/15/29(1)(2)	390	363
		2,773

Environmental Services—0.3%
GFL Environmental, Inc. 144A 6.750%, 1/15/31(1)	535	547
Financial Services—1.1%
Nationstar Mortgage Holdings, Inc.
144A 5.500%, 8/15/28(1)(2)	290	275
144A 7.125%, 2/1/32(1)	425	422
Navient Corp.
6.750%, 6/15/26(2)	375	377
9.375%, 7/25/30(2)	220	229
OneMain Finance Corp. 9.000%, 1/15/29(2)	440	463
PennyMac Financial Services, Inc. 144A 7.875%, 12/15/29(1)	425	438
	Par Value	Value

Financial Services—continued
PRA Group, Inc. 144A 8.375%, 2/1/28(1)(2)	$ 220	$ 210
		2,414

Food & Beverage—0.2%
Post Holdings, Inc. 144A 5.500%, 12/15/29(1)(2)	450	435
Healthcare-Products—0.3%
Medline Borrower LP 144A 5.250%, 10/1/29(1)(2)	605	564
Healthcare-Services—0.6%
Select Medical Corp. 144A 6.250%, 8/15/26(1)(2)	345	345
Tenet Healthcare Corp. 6.125%, 10/1/28(2)	905	902
		1,247

Hotel & Resort REITs—0.4%
Park Intermediate Holdings LLC 144A 5.875%, 10/1/28(1)(2)	260	253
Service Properties Trust 7.500%, 9/15/25(2)	520	528
		781

Housewares—0.2%
Newell Brands, Inc. 6.625%, 9/15/29(2)	340	330
Internet—0.4%
Gen Digital, Inc. 144A 7.125%, 9/30/30(1)(2)	550	571
Uber Technologies, Inc. 144A 7.500%, 9/15/27(1)(2)	370	378
		949

Investment Companies—0.2%
Compass Group Diversified Holdings LLC 144A 5.250%, 4/15/29(1)(2)	565	538
Leisure Time—0.5%
Carnival Corp. 144A 10.500%, 6/1/30(1)(2)	405	445
NCL Corp., Ltd. 144A 8.375%, 2/1/28(1)(2)	340	357
Royal Caribbean Cruises Ltd. 144A 11.625%, 8/15/27(1)(2)	275	299
		1,101

Lodging—0.1%
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	230	212
Machinery-Construction & Mining—0.2%
Terex Corp. 144A 5.000%, 5/15/29(1)(2)	370	350

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Machinery-Diversified—0.2%
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)(2)	$ 455	$ 467
Media—1.9%
CCO Holdings LLC
144A 6.375%, 9/1/29(1)(2)	475	463
144A 7.375%, 3/1/31(1)(2)	575	581
DirecTV Financing LLC 144A 5.875%, 8/15/27(1)(2)	440	418
DISH Network Corp. 144A 11.750%, 11/15/27(1)(2)	200	209
Gray Television, Inc.
144A 7.000%, 5/15/27(1)(2)	570	557
144A 4.750%, 10/15/30(1)(2)	295	231
Nexstar Media, Inc. 144A 5.625%, 7/15/27(1)(2)	445	433
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)(2)	450	409
TEGNA, Inc. 5.000%, 9/15/29(2)	280	259
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)(2)	565	543
		4,103

Mining—0.3%
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)(2)	215	224
Hudbay Minerals, Inc. 144A 6.125%, 4/1/29(1)(2)	465	459
		683

Oil, Gas & Consumable Fuels—1.9%
Antero Resources Corp. 144A 7.625%, 2/1/29(1)(2)	213	219
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)(2)	390	403
CITGO Petroleum Corp. 144A 8.375%, 1/15/29(1)(2)	530	551
Civitas Resources, Inc. 144A 8.750%, 7/1/31(1)(2)	525	558
CNX Resources Corp.
144A 7.250%, 3/14/27(1)(2)	255	256
144A 7.375%, 1/15/31(1)(2)	230	234
Northern Oil & Gas, Inc. 144A 8.750%, 6/15/31(1)(2)	305	319
SM Energy Co. 6.500%, 7/15/28(2)	530	530
USA Compression Partners LP 6.875%, 9/1/27(2)	415	415
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)(2)	525	536
		4,021

Paper & Forest Products—0.1%
Mercer International, Inc. 144A 5.125%, 2/1/29(1)(2)	300	257
	Par Value	Value

Personal Care Product—0.1%
Coty, Inc. 144A 6.500%, 4/15/26(1)(2)	$ 138	$ 138
Pharmaceuticals—0.1%
Jazz Securities DAC 144A 4.375%, 1/15/29(1)(2)	235	217
Pipelines—0.4%
Antero Midstream Partners LP 144A 5.375%, 6/15/29(1)(2)	290	279
NGL Energy Operating LLC
144A 7.500%, 2/1/26(1)(2)	290	295
144A 8.375%, 2/15/32(1)	320	322
		896

Real Estate—0.1%
Kennedy-Wilson, Inc. 5.000%, 3/1/31(2)	395	315
Retail—0.5%
Bath & Body Works, Inc. 144A 6.625%, 10/1/30(1)(2)	330	334
Beacon Roofing Supply, Inc. 144A 6.500%, 8/1/30(1)(2)	435	442
New Red Finance, Inc. 144A 4.000%, 10/15/30(1)(2)	300	268
		1,044

Semiconductors—0.3%
Amkor Technology, Inc. 144A 6.625%, 9/15/27(1)(2)	225	226
Entegris, Inc. 144A 5.950%, 6/15/30(1)(2)	505	499
		725

Software—0.4%
Central Parent LLC 144A 8.000%, 6/15/29(1)(2)	310	318
Clarivate Science Holdings Corp. 144A 4.875%, 7/1/29(1)(2)	300	280
UKG, Inc. 144A 6.875%, 2/1/31(1)	310	314
		912

Telecommunications—0.4%
Frontier Communications Holdings LLC 144A 8.750%, 5/15/30(1)(2)	525	538
Hughes Satellite Systems Corp. 6.625%, 8/1/26(2)	400	273
		811

Transportation—0.6%
Fortress Transportation & Infrastructure Investors LLC
144A 9.750%, 8/1/27(1)(2)	290	301
144A 7.875%, 12/1/30(1)	415	438

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Transportation—continued
XPO, Inc. 144A 7.125%, 6/1/31(1)(2)	$ 515	$ 527
		1,266

Total Corporate Bonds and Notes (Identified Cost $40,123)		39,933

	Shares
Convertible Preferred Stocks—5.9%
Banks—2.9%
Wells Fargo & Co. Series L, 7.500%(2)	5,310	6,425
Electric Utilities—0.6%
NextEra Energy, Inc., 6.926%(2)	33,845	1,259
Financial Services—1.0%
Apollo Global Management, Inc., 6.750%(2)	36,280	2,120
Healthcare Providers & Services—0.2%
BrightSpring Health Services, Inc., 6.750%	9,385	428
Machinery—1.2%
Chart Industries, Inc. Series B, 6.750%(2)	14,760	735
RBC Bearings, Inc. Series A, 5.000%(2)	15,185	1,868
		2,603

Total Convertible Preferred Stocks (Identified Cost $12,774)		12,835

Preferred Stock—0.0%
Entertainment—0.0%
LiveStyle, Inc. Series B (3)(5)(6)	630	63
Total Preferred Stock (Identified Cost $62)		63

Common Stocks—38.2%
Aerospace & Defense—0.4%
RTX Corp.	10,210	930
Air Freight & Logistics—0.4%
FedEx Corp.(7)	3,465	836
Automobiles—0.7%
Tesla, Inc.(2)(5)	8,388	1,571
Banks—1.8%
Bank of America Corp.	39,745	1,352
CCF Holdings LLC (3)(5)	1,026,972	—
CCF Holdings LLC Class M(3)(5)	219,990	—
JPMorgan Chase & Co.	6,365	1,110
Wells Fargo & Co.(2)	28,890	1,449
		3,911

Biotechnology—0.1%
Vertex Pharmaceuticals, Inc.(5)	510	221
	Shares	Value

Broadline Retail—2.1%
Alibaba Group Holding Ltd. Sponsored ADR(7)	4,155	$ 300
Amazon.com, Inc.(2)(5)	27,090	4,204
		4,504

Capital Markets—0.8%
CME Group, Inc. Class A(2)	3,965	816
Moody’s Corp.	2,310	906
		1,722

Chemicals—0.4%
Sherwin-Williams Co. (The)	2,810	855
Communications Equipment—0.2%
Cisco Systems, Inc.	9,230	463
Consumer Finance—0.4%
Capital One Financial Corp.	6,130	830
Consumer Staples Distribution & Retail—0.5%
Costco Wholesale Corp.	985	684
Target Corp.(2)	2,480	345
		1,029

Diversified Telecommunication Services—1.1%
Verizon Communications, Inc.(7)	54,944	2,327
Electric Utilities—0.8%
Exelon Corp.(2)	46,995	1,636
Electrical Equipment—0.5%
Eaton Corp. plc	3,600	886
Generac Holdings, Inc.(2)(5)	2,070	235
		1,121

Entertainment—0.0%
LiveStyle, Inc. (3)(5)(6)	13,574	—
Financial Services—1.9%
Global Payments, Inc.	9,120	1,215
Mastercard, Inc. Class A	6,535	2,936
		4,151

Ground Transportation—1.2%
Union Pacific Corp.	10,375	2,531
Healthcare Equipment & Supplies—1.1%
Abbott Laboratories(2)	5,680	642
Align Technology, Inc.(5)	1,357	363
Boston Scientific Corp.(5)	21,340	1,350
		2,355

Healthcare Providers & Services—0.9%
McKesson Corp.	2,665	1,332

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Shares	Value

Healthcare Providers & Services—continued
UnitedHealth Group, Inc.	1,322	$ 677
		2,009

Hotels, Restaurants & Leisure—1.3%
Chipotle Mexican Grill, Inc. Class A(5)	245	590
DoorDash, Inc. Class A(5)	4,335	452
Las Vegas Sands Corp.(7)	19,325	945
Starbucks Corp.	10,005	931
		2,918

Industrial Conglomerates—0.2%
General Electric Co.	3,310	438
Insurance—0.6%
Allstate Corp. (The)	7,860	1,220
Interactive Media & Services—2.9%
Alphabet, Inc. Class A(2)(5)	33,840	4,741
Meta Platforms, Inc. Class A(5)	3,685	1,438
		6,179

IT Services—0.1%
EPAM Systems, Inc.(2)(5)	857	238
Life Sciences Tools & Services—1.4%
Danaher Corp.	3,680	883
IQVIA Holdings, Inc.(2)(5)	4,935	1,027
Thermo Fisher Scientific, Inc.	1,985	1,070
		2,980

Oil, Gas & Consumable Fuels—0.8%
Chevron Corp.	7,160	1,056
Devon Energy Corp.(2)	18,670	784
		1,840

Pharmaceuticals—0.6%
Eli Lilly & Co.	2,120	1,369
Semiconductors & Semiconductor Equipment—3.5%
Advanced Micro Devices, Inc.(5)	4,035	677
ASML Holding N.V. Registered Shares	770	670
Marvell Technology, Inc.	14,174	960
Micron Technology, Inc.	13,670	1,172
NVIDIA Corp.	5,394	3,319
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR(7)	6,405	723
		7,521

Software—6.3%
Adobe, Inc. (5)	1,915	1,183
Crowdstrike Holdings, Inc. Class A(5)	2,970	869
Datadog, Inc. Class A(5)	6,410	798
Intuit, Inc.	2,080	1,313
Microsoft Corp.	13,976	5,556
Salesforce, Inc.(5)	8,850	2,488
ServiceNow, Inc.(5)	1,700	1,301
	Shares	Value

Software—continued
Synopsys, Inc.(5)	425	$ 227
		13,735

Specialized REITs—0.6%
American Tower Corp.(2)	6,695	1,310
Specialty Retail—2.9%
AutoZone, Inc.(5)	475	1,312
Home Depot, Inc. (The)(2)	7,075	2,497
TJX Cos., Inc. (The)	16,090	1,527
Ulta Beauty, Inc.(5)(7)	1,755	881
		6,217

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc.	13,945	2,572
Textiles, Apparel & Luxury Goods—0.5%
NIKE, Inc. Class B(2)	10,755	1,092
Total Common Stocks (Identified Cost $83,897)		82,631

Warrant—0.0%
Banks—0.0%
CCF Holdings LLC, 4/1/24(3)(5)	363,920	—
Total Warrant (Identified Cost $—)		—

Total Long-Term Investments—145.4% (Identified Cost $309,747)		314,309

Short-Term Investment—0.0%
Money Market Mutual Fund—0.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.216%)(8)	14,515	15
Total Short-Term Investment (Identified Cost $15)		15

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—145.4% (Identified Cost $309,762)		314,324

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $26)	(23)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—145.4% (Identified Cost $309,736)	$314,301
Other assets and liabilities, net—(45.4)%	(98,144)
NET ASSETS—100.0%	$216,157

See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
Abbreviations:
ADR	American Depositary Receipt
DAC	Designated Activity Company
EV	Enterprise Value
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $89,750 or 41.5% of net assets.
(2)	All or a portion of the security is segregated as collateral for margin loan financing. The value of securities segregated as collateral is $166,121.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(5)	Non-income producing.
(6)	Security is restricted from resale.
(7)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $2,767.
(8)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	92%
Cayman Islands	2
Liberia	1
Bermuda	1
Canada	1
United Kingdom	1
Israel	1
Other	1
Total	100%
† % of total investments, net of written options, as of January 31, 2024.
Open written options contracts as of January 31, 2024 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Alibaba Group Holding Ltd.	(39)	$ (410)	$105.00	02/16/24	$ (—)(3)
Alphabet, Inc.	(176)	(2,728)	155.00	03/15/24	(13)
FedEx Corp.	(26)	(702)	270.00	02/16/24	(—) (3)
Las Vegas Sands Corp.	(95)	(570)	60.00	03/15/24	(1)
Taiwan Semiconductor Manufacturing Co., Ltd.	(32)	(400)	125.00	02/16/24	(1)
Thermo Fisher Scientific, Inc.	(19)	(1,178)	620.00	03/15/24	(1)
Ulta Beauty, Inc.	(9)	(463)	515.00	02/16/24	(5)
Verizon Communications, Inc.	(137)	(630)	46.00	03/15/24	(2)
Total Written Options					$ (23)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500 (not in thousands).
For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$178,847	$ —	$176,922	$1,925
Corporate Bonds and Notes	39,933	—	39,933	—
Equity Securities:
Convertible Preferred Stocks	12,835	12,835	—	—
Preferred Stock	63	—	—	63
Common Stocks	82,631	82,631	—	— (1)
Warrant	—	—	—	— (1)
Money Market Mutual Fund	15	15	—	—
Total Assets	314,324	95,481	216,855	1,988
Liabilities:
Other Financial Instruments:
Written Options	(23)	(23)	—	—
Total Liabilities	(23)	(23)	—	—
Total Investments, Net of Written Options	$314,301	$95,458	$216,855	$1,988

(1)	Includes internally fair valued securities currently priced at zero ($0).
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes	Preferred Stock	Common Stocks	Warrant	Equity-Linked Note
Investments in Securities
Balance as of January 31, 2023:	$ 4,189	$ —	$ 139	$ 760	$ 138	$ 3,152
Accrued discount/(premium)	— (a)	—	—	—	—	— (a)
Net realized gain (loss)	(448)	—	3	—	—	(451)
Net change in unrealized appreciation (depreciation)(b)	(957)	(41)	43	(760)	(138)	(61)
Purchases	2,895	1,966	—	—	—	929
Sales (c)	(3,691)	—	(122)	—	—	(3,569)
Balance as of January 31, 2024	$ 1,988	$ 1,925	$ 63	$ — (d)	$ — (d)	$ —
(a) Amount is less than $500 (not in thousands).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024, was $(896).
(c) Includes paydowns on securities.
(d) Includes internally fair valued securities currently priced at zero ($0).
See Notes to Financial Statements

Diversified Income & Convertible Fund (ACV)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at January 31, 2024:
Investments in Securities – Assets	Ending Balance at January 31, 2024	Valuation Technique Used	Unobservable Inputs	Input Values
Preferred Stock:
LiveStyle, Inc. Series B	$63	Discounted cash flows liquidation approach	Discount rate	23.84% (23.63% - 24.06%)

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—18.1%
Aerospace & Defense—0.0%
Spirit AeroSystems, Inc. 144A 3.250%, 11/1/28(1)	$ 545	$ 645
Auto Manufacturers—0.3%
Ford Motor Co. 0.000%, 3/15/26	1,360	1,325
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	1,080	428
Rivian Automotive, Inc.
144A 4.625%, 3/15/29(1)	890	948
144A 3.625%, 10/15/30(1)	1,560	1,432
		4,133

Banks—0.6%
Barclays Bank plc 0.000%, 2/18/25	2,330	2,586
BofA Finance LLC 0.600%, 5/25/27	2,575	3,024
Morgan Stanley Finance LLC 1.500%, 1/28/27(2)	2,390	2,614
		8,224

Biotechnology—0.7%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	725	697
Bridgebio Pharma, Inc.
2.500%, 3/15/27	2,070	2,307
2.250%, 2/1/29	1,010	832
Cytokinetics, Inc. 3.500%, 7/1/27	635	1,088
Immunocore Holdings plc 144A 2.500%, 2/1/30(1)	715	767
Insmed, Inc.
1.750%, 1/15/25	1,655	1,762
0.750%, 6/1/28	980	1,063
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	730	821
		9,337

Commercial Services—1.3%
Affirm Holdings, Inc. 0.000%, 11/15/26(3)	6,625	5,246
Block, Inc. 0.125%, 3/1/25	6,165	5,927
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)(3)	2,865	2,425
Shift4 Payments, Inc. 0.500%, 8/1/27	3,035	2,813
Stride, Inc. 1.125%, 9/1/27	1,155	1,478
		17,889

Computers—1.3%
CyberArk Software Ltd. 0.000%, 11/15/24	1,660	2,497
Lumentum Holdings, Inc. 0.250%, 3/15/24	1,790	1,781
	Par Value	Value

Computers—continued
Parsons Corp. 0.250%, 8/15/25	$ 1,395	$ 2,064
Seagate HDD Cayman 144A 3.500%, 6/1/28(1)	1,925	2,314
Varonis Systems, Inc. 1.250%, 8/15/25	955	1,446
Western Digital Corp. 144A 3.000%, 11/15/28(1)	3,055	3,962
Zscaler, Inc. 0.125%, 7/1/25	2,280	3,645
		17,709

Electric Utilities—0.7%
PG&E Corp. 144A 4.250%, 12/1/27(1)	3,895	3,963
Southern Co. (The) 144A 3.875%, 12/15/25(1)	6,065	6,038
		10,001

Energy-Alternate Sources—0.2%
Plug Power, Inc. 3.750%, 6/1/25	500	538
Sunnova Energy International, Inc. 2.625%, 2/15/28	4,785	2,452
		2,990

Engineering & Construction—0.5%
Fluor Corp. 144A 1.125%, 8/15/29(1)	4,135	4,360
Granite Construction, Inc. 144A 3.750%, 5/15/28(1)	1,830	2,151
		6,511

Entertainment—1.0%
DraftKings Holdings, Inc. 0.000%, 3/15/28(3)	5,480	4,576
IMAX Corp. 0.500%, 4/1/26	2,265	2,006
Live Nation Entertainment, Inc.
2.000%, 2/15/25	3,920	4,106
3.125%, 1/15/29	1,670	1,838
Penn Entertainment, Inc. 2.750%, 5/15/26	1,170	1,380
		13,906

Environmental Services—0.2%
Tetra Tech, Inc. 144A 2.250%, 8/15/28(1)	2,570	2,612
Equity Real Estate Investment Trusts (REITs)—0.1%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	1,100	1,089
Financial Services—0.3%
Bread Financial Holdings, Inc. 144A 4.250%, 6/15/28(1)	655	739
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Financial Services—continued
Encore Capital Group, Inc. 144A 4.000%, 3/15/29(1)	$ 2,865	$ 2,790
		3,529

Health Care REITs—0.4%
Welltower OP LLC 144A 2.750%, 5/15/28(1)	5,390	5,811
Healthcare-Products—1.2%
Alphatec Holdings, Inc. 0.750%, 8/1/26	2,720	2,968
Exact Sciences Corp. 0.375%, 3/15/27	1,175	1,085
Integer Holdings Corp. 144A 2.125%, 2/15/28(1)	2,265	2,942
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	2,685	3,010
Natera, Inc. 2.250%, 5/1/27	1,150	2,058
Repligen Corp. 144A 1.000%, 12/15/28(1)	1,610	1,864
TransMedics Group, Inc. 144A 1.500%, 6/1/28(1)	1,730	2,054
		15,981

Insurance—0.1%
HCI Group, Inc. 4.750%, 6/1/42	1,055	1,329
Internet—2.6%
Booking Holdings, Inc. 0.750%, 5/1/25	1,860	3,479
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	1,400	1,243
Palo Alto Networks, Inc. 0.375%, 6/1/25	2,230	7,582
PDD Holdings, Inc. 0.000%, 12/1/25	2,445	2,393
Snap, Inc. 0.750%, 8/1/26	2,675	2,797
Uber Technologies, Inc.
0.000%, 12/15/25	3,605	3,729
Series 2028 144A 0.875%, 12/1/28(1)	2,910	3,242
Wayfair, Inc.
1.125%, 11/1/24	2,045	1,947
1.000%, 8/15/26	2,630	2,262
3.250%, 9/15/27	2,025	2,216
Zillow Group, Inc.
2.750%, 5/15/25	2,625	2,865
1.375%, 9/1/26	985	1,340
		35,095

Iron & Steel—0.1%
ATI, Inc. 3.500%, 6/15/25	520	1,387
	Par Value	Value

Leisure Time—0.8%
Carnival Corp. 5.750%, 12/1/27	$ 730	$ 1,109
NCL Corp., Ltd. 1.125%, 2/15/27	4,970	4,408
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	2,010	5,247
		10,764

Media—0.5%
DISH Network Corp. 0.000%, 12/15/25	1,410	1,003
Liberty Broadband Corp. 144A 3.125%, 3/31/53(1)	2,035	1,999
Liberty Media Corp. 144A 3.750%, 3/15/28(1)	1,835	2,271
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,355	1,426
		6,699

Metal Fabricate/Hardware—0.1%
Xometry, Inc. 1.000%, 2/1/27	950	857
Miscellaneous Manufacturing—0.2%
Axon Enterprise, Inc. 0.500%, 12/15/27	2,700	3,309
Oil, Gas & Consumable Fuels—0.2%
Northern Oil & Gas, Inc. 3.625%, 4/15/29	1,170	1,295
Pioneer Natural Resources Co. 0.250%, 5/15/25	540	1,339
		2,634

Passenger Airlines—0.2%
American Airlines Group, Inc. 6.500%, 7/1/25	2,405	2,706
Pharmaceuticals—0.5%
Amphastar Pharmaceuticals, Inc. 144A 2.000%, 3/15/29(1)	1,910	2,126
Dexcom, Inc. 144A 0.375%, 5/15/28(1)	3,255	3,270
Mirum Pharmaceuticals, Inc. 144A 4.000%, 5/1/29(1)	605	691
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	365	666
		6,753

Retail—0.4%
Burlington Stores, Inc. 144A 1.250%, 12/15/27(1)	2,375	2,700
Freshpet, Inc. 144A 3.000%, 4/1/28(1)	1,530	2,179
		4,879

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Semiconductors—0.8%
Impinj, Inc. 1.125%, 5/15/27	$ 745	$ 851
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	1,845	2,171
ON Semiconductor Corp. 144A 0.500%, 3/1/29(1)	2,580	2,501
Semtech Corp. 1.625%, 11/1/27	815	664
SMART Global Holdings, Inc. 2.000%, 2/1/29	1,115	1,250
Veeco Instruments, Inc. 144A 2.875%, 6/1/29(1)	1,050	1,368
Wolfspeed, Inc. 0.250%, 2/15/28	2,250	1,332
		10,137

Software—2.8%
Akamai Technologies, Inc. 0.125%, 5/1/25	4,280	5,632
Bentley Systems, Inc. 0.125%, 1/15/26	2,790	2,733
BILL Holdings, Inc. 0.000%, 12/1/25	1,970	1,842
Cloudflare, Inc. 0.000%, 8/15/26(3)	2,530	2,255
Confluent, Inc. 0.000%, 1/15/27(3)	3,230	2,683
Datadog, Inc. 0.125%, 6/15/25	2,025	2,866
Evolent Health, Inc. 144A 3.500%, 12/1/29(1)	1,015	1,108
Five9, Inc. 0.500%, 6/1/25	2,755	2,631
Guidewire Software, Inc. 1.250%, 3/15/25	995	1,110
HubSpot, Inc. 0.375%, 6/1/25	975	2,126
MicroStrategy, Inc. 0.750%, 12/15/25	1,365	1,920
MongoDB, Inc. 0.250%, 1/15/26	1,545	2,984
Nutanix, Inc. 0.250%, 10/1/27	2,295	2,621
Tyler Technologies, Inc. 0.250%, 3/15/26	4,495	4,520
Workiva, Inc. 144A 1.250%, 8/15/28(1)	310	298
		37,329

Total Convertible Bonds and Notes (Identified Cost $237,978)		244,245

	Shares
Convertible Preferred Stocks—1.3%
Banks—0.7%
Wells Fargo & Co. Series L, 7.500%	7,260	8,785
Electric Utilities—0.1%
NextEra Energy, Inc., 6.926%	46,260	1,721
	Shares	Value
Financial Services—0.2%
Apollo Global Management, Inc., 6.750%	49,580	$ 2,896
Healthcare Providers & Services—0.0%
BrightSpring Health Services, Inc., 6.750%	12,750	581
Machinery—0.3%
Chart Industries, Inc. Series B, 6.750%	20,040	999
RBC Bearings, Inc. Series A, 5.000%	20,860	2,566
		3,565

Total Convertible Preferred Stocks (Identified Cost $17,804)		17,548

Common Stocks—77.6%
Aerospace & Defense—0.9%
L3Harris Technologies, Inc.	55,293	11,524
Automobile Components—0.6%
Aptiv plc(4)	94,420	7,679
Banks—10.1%
Bank of America Corp.(5)	1,340,756	45,599
Commerce Bancshares, Inc.	241,320	12,578
JPMorgan Chase & Co.(5)	68,241	11,898
PNC Financial Services Group, Inc. (The)	220,963	33,412
Truist Financial Corp.	549,726	20,373
U.S. Bancorp	307,154	12,759
		136,619

Beverages—0.8%
Keurig Dr Pepper, Inc.	323,155	10,160
Building Products—0.8%
Allegion plc	92,519	11,462
Capital Markets—5.1%
Intercontinental Exchange, Inc.	89,218	11,360
MarketAxess Holdings, Inc.	46,945	10,587
Morgan Stanley	120,702	10,530
MSCI, Inc. Class A	40,107	24,009
Nasdaq, Inc.	219,338	12,671
		69,157

Chemicals—1.6%
Celanese Corp. Class A	80,651	11,798
FMC Corp.	185,802	10,442
		22,240

Commercial Services & Supplies—0.7%
RB Global, Inc.	154,386	9,876
Consumer Finance—0.4%
Capital One Financial Corp.	43,327	5,863
Consumer Staples Distribution & Retail—1.7%
Costco Wholesale Corp.	17,144	11,913

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Shares	Value

Consumer Staples Distribution & Retail—continued
Target Corp.	83,112	$ 11,559
		23,472

Containers & Packaging—1.6%
Ball Corp.	193,452	10,727
Sealed Air Corp.	305,823	10,566
		21,293

Electric Utilities—5.1%
Eversource Energy	529,745	28,723
NextEra Energy, Inc.(5)	499,217	29,269
Xcel Energy, Inc.	190,416	11,400
		69,392

Entertainment—0.8%
Walt Disney Co. (The)	107,685	10,343
Financial Services—2.6%
Jack Henry & Associates, Inc.	68,745	11,400
Mastercard, Inc. Class A	25,790	11,585
Visa, Inc. Class A	44,257	12,094
		35,079

Food Products—0.8%
Tyson Foods, Inc. Class A	206,477	11,307
Gas Utilities—0.7%
UGI Corp.	442,769	9,803
Healthcare Equipment & Supplies—3.4%
Edwards Lifesciences Corp.(4)	299,104	23,471
Medtronic plc	116,256	10,177
Teleflex, Inc.	48,311	11,731
		45,379

Healthcare Providers & Services—0.7%
Humana, Inc.	24,807	9,379
Healthcare Technology—0.9%
Veeva Systems, Inc. Class A(4)	59,040	12,245
Hotels, Restaurants & Leisure—2.1%
Domino’s Pizza, Inc.	27,145	11,570
Las Vegas Sands Corp.	115,983	5,674
Planet Fitness, Inc. Class A(4)	155,275	10,521
		27,765

Industrial REITs—3.1%
Rexford Industrial Realty, Inc.	802,890	42,224
Interactive Media & Services—0.8%
Alphabet, Inc. Class A(4)	78,270	10,966
Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	162,458	21,136
	Shares	Value

Life Sciences Tools & Services—continued
Thermo Fisher Scientific, Inc.(5)	41,253	$ 22,234
		43,370

Machinery—2.5%
Stanley Black & Decker, Inc.	225,715	21,059
Toro Co. (The)	130,794	12,096
		33,155

Office REITs—3.2%
Alexandria Real Estate Equities, Inc.	352,033	42,561
Oil, Gas & Consumable Fuels—3.3%
EOG Resources, Inc.	80,325	9,140
Ovintiv, Inc.	231,533	9,822
Pioneer Natural Resources Co.	64,988	14,936
TC Energy Corp.	285,697	11,265
		45,163

Personal Care Products—0.8%
Estee Lauder Cos., Inc. (The) Class A	81,193	10,717
Pharmaceuticals—1.5%
Pfizer, Inc.	340,852	9,230
Zoetis, Inc. Class A	56,756	10,660
		19,890

Professional Services—0.8%
Exponent, Inc.	62,794	5,538
Paycom Software, Inc.	27,065	5,149
		10,687

Residential REITs—2.2%
Invitation Homes, Inc.	300,613	9,899
Mid-America Apartment Communities, Inc.	77,622	9,810
Sun Communities, Inc.	79,632	9,982
		29,691

Semiconductors & Semiconductor Equipment—0.8%
Texas Instruments, Inc.	66,203	10,600
Software—4.2%
Intuit, Inc.	72,050	45,487
Microsoft Corp.(5)	27,711	11,018
		56,505

Specialized REITs—3.2%
American Tower Corp.	59,200	11,582
Crown Castle, Inc.	188,071	20,359
SBA Communications Corp. Class A	49,079	10,987
		42,928

Specialty Retail—1.3%
Best Buy Co., Inc.	74,990	5,436

See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Shares	Value

Specialty Retail—continued
Home Depot, Inc. (The)(5)	33,028	$ 11,658
		17,094

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.(5)	56,001	10,327
Textiles, Apparel & Luxury Goods—2.3%
Lululemon Athletica, Inc.(4)	22,293	10,117
NIKE, Inc. Class B(5)	205,769	20,892
		31,009

Trading Companies & Distributors—1.4%
MonotaRO Co., Ltd. Unsponsored ADR	1,991,287	18,688
Water Utilities—0.8%
American Water Works Co., Inc.	85,315	10,581
Total Common Stocks (Identified Cost $1,016,945)		1,046,193

Warrant—0.0%
Energy Equipment & Services—0.0%
Nabors Industries Ltd., 6/11/26(4)	876	8
Total Warrant (Identified Cost $—)		8

Total Long-Term Investments—97.0% (Identified Cost $1,272,727)		1,307,994

Short-Term Investment—0.3%
Money Market Mutual Fund—0.3%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.216%)(6)	3,874,767	3,875
Total Short-Term Investment (Identified Cost $3,875)		3,875

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—97.3% (Identified Cost $1,276,602)		1,311,869

Value
Written Options—(0.1)%
(See open written options schedule)
Total Written Options (Premiums Received $964)	$ (1,051)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—97.2% (Identified Cost $1,275,638)	$1,310,818
Other assets and liabilities, net—2.8%	37,073
NET ASSETS—100.0%	$1,347,891

Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
MSCI	Morgan Stanley Capital International
OP	Operating Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $77,340 or 5.7% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	Non-income producing.
(5)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $75,273.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	93%
Canada	3
Japan	1
United Kingdom	1
Ireland	1
Cayman Islands	1
Total	100%
† % of total investments, net of written options, as of January 31, 2024.

Open written options contracts as of January 31, 2024 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Agilent Technologies, Inc.	(568)	$ (7,952)	$140.00	02/16/24	$(26)
Alexandria Real Estate Equities, Inc.	(1,232)	(16,632)	135.00	02/16/24	(49)
Alphabet, Inc.	(273)	(4,505)	165.00	02/16/24	(2)
American Tower Corp.	(207)	(4,554)	220.00	02/16/24	(2)
Apple, Inc.	(196)	(4,018)	205.00	02/16/24	(4)
Aptiv plc	(283)	(2,476)	87.50	02/16/24	(19)
Bank of America Corp.	(2,681)	(9,384)	35.00	02/16/24	(89)
Bank of America Corp.	(1,340)	(4,690)	35.00	03/15/24	(88)
Capital One Financial Corp.	(151)	(2,114)	140.00	02/16/24	(20)
Celanese Corp.	(282)	(4,371)	155.00	02/16/24	(23)
For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
Open written options contracts as of January 31, 2024 were as follows (continued):
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2) (continued)
Costco Wholesale Corp.	(51)	$ (3,774)	$740.00	02/16/24	$ (4)
Crown Castle, Inc.	(658)	(7,896)	120.00	02/16/24	(5)
Domino’s Pizza, Inc.	(95)	(4,370)	460.00	02/16/24	(6)
Estee Lauder Cos., Inc. (The)	(324)	(4,698)	145.00	02/16/24	(94)
FMC Corp.	(185)	(1,110)	60.00	02/16/24	(29)
FMC Corp.	(464)	(3,016)	65.00	02/16/24	(34)
Home Depot, Inc. (The)	(115)	(4,485)	390.00	02/16/24	(1)
Humana, Inc.	(74)	(3,774)	510.00	02/16/24	(— )(3)
Intuit, Inc.	(145)	(9,860)	680.00	02/16/24	(32)
Intuit, Inc.	(72)	(5,040)	700.00	03/15/24	(39)
JPMorgan Chase & Co.	(238)	(4,403)	185.00	02/16/24	(5)
Las Vegas Sands Corp.	(405)	(2,228)	55.00	02/16/24	(4)
Lululemon Athletica, Inc.	(78)	(3,978)	510.00	02/16/24	(4)
Mastercard, Inc.	(90)	(4,185)	465.00	02/16/24	(14)
Microsoft Corp.	(96)	(4,080)	425.00	02/16/24	(8)
Morgan Stanley	(362)	(3,349)	92.50	02/16/24	(10)
MSCI, Inc.	(120)	(7,320)	610.00	02/16/24	(97)
Nasdaq, Inc.	(658)	(4,113)	62.50	02/16/24	(4)
NextEra Energy, Inc.	(998)	(6,238)	62.50	02/16/24	(31)
NextEra Energy, Inc.	(499)	(3,244)	65.00	03/15/24	(16)
NIKE, Inc.	(720)	(7,920)	110.00	02/16/24	(13)
Ovintiv, Inc.	(578)	(2,543)	44.00	02/16/24	(43)
Paycom Software, Inc.	(81)	(1,944)	240.00	02/16/24	(11)
Planet Fitness, Inc.	(543)	(4,344)	80.00	02/16/24	(24)
PNC Financial Services Group, Inc. (The)	(220)	(3,520)	160.00	02/16/24	(24)
PNC Financial Services Group, Inc. (The)	(550)	(9,075)	165.00	02/16/24	(25)
Rexford Industrial Realty, Inc.	(430)	(2,580)	60.00	02/16/24	(6)
Sealed Air Corp.	(917)	(3,668)	40.00	02/16/24	(7)
Stanley Black & Decker, Inc.	(790)	(8,295)	105.00	02/16/24	(36)
Target Corp.	(290)	(4,350)	150.00	02/16/24	(8)
Texas Instruments, Inc.	(198)	(3,762)	190.00	02/16/24	(— )(3)
Thermo Fisher Scientific, Inc.	(144)	(8,640)	600.00	02/16/24	(1)
Truist Financial Corp.	(1,924)	(7,696)	40.00	02/16/24	(13)
U.S. Bancorp	(767)	(3,643)	47.50	02/16/24	(4)
Veeva Systems, Inc.	(177)	(4,071)	230.00	02/16/24	(5)
Visa, Inc.	(154)	(4,466)	290.00	02/16/24	(3)
Walt Disney Co. (The)	(376)	(3,760)	100.00	02/16/24	(63)
Zoetis, Inc.	(170)	(3,570)	210.00	02/16/24	(6)
Total Written Options					$(1,051)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
(3)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

Dividend, Interest & Premium Strategy Fund (NFJ)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$ 244,245	$ —	$241,631	$2,614
Equity Securities:
Convertible Preferred Stocks	17,548	17,548	—	—
Common Stocks	1,046,193	1,046,193	—	—
Warrant	8	8	—	—
Money Market Mutual Fund	3,875	3,875	—	—
Total Assets	1,311,869	1,067,624	241,631	2,614
Liabilities:
Other Financial Instruments:
Written Options	(1,051)	(1,034)	(17)	—
Total Investments, Net of Written Options	$1,310,818	$1,066,590	$241,614	$2,614
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the roll-forward of Level 3 securities and assumptions are not shown for the period ended January 31, 2024.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS
January 31, 2024
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—31.3%
Aerospace & Defense—0.1%
Spirit AeroSystems, Inc. 144A 3.250%, 11/1/28(1)	$ 465	$ 550
Auto Manufacturers—0.5%
Ford Motor Co. 0.000%, 3/15/26	1,155	1,125
Lucid Group, Inc. 144A 1.250%, 12/15/26(1)	910	361
Rivian Automotive, Inc.
144A 4.625%, 3/15/29(1)	750	799
144A 3.625%, 10/15/30(1)	1,320	1,212
		3,497

Banks—1.1%
Barclays Bank plc 0.000%, 2/18/25	1,970	2,187
BofA Finance LLC 0.600%, 5/25/27	2,180	2,560
Morgan Stanley Finance LLC 1.500%, 1/28/27(2)	2,020	2,209
		6,956

Biotechnology—1.2%
Alnylam Pharmaceuticals, Inc. 1.000%, 9/15/27	615	591
Bridgebio Pharma, Inc.
2.500%, 3/15/27	1,750	1,950
2.250%, 2/1/29	840	692
Cytokinetics, Inc. 3.500%, 7/1/27	540	925
Immunocore Holdings plc 144A 2.500%, 2/1/30(1)	605	650
Insmed, Inc.
1.750%, 1/15/25	1,405	1,496
0.750%, 6/1/28	805	873
Sarepta Therapeutics, Inc. 1.250%, 9/15/27	610	686
		7,863

Commercial Services—2.3%
Affirm Holdings, Inc. 0.000%, 11/15/26(3)	5,610	4,442
Block, Inc. 0.125%, 3/1/25	5,100	4,903
Repay Holdings Corp. 144A 0.000%, 2/1/26(1)(3)	2,425	2,052
Shift4 Payments, Inc. 0.500%, 8/1/27	2,575	2,387
Stride, Inc. 1.125%, 9/1/27	975	1,248
		15,032

Computers—2.3%
CyberArk Software Ltd. 0.000%, 11/15/24	1,405	2,113
Lumentum Holdings, Inc. 0.250%, 3/15/24	1,520	1,513
	Par Value	Value

Computers—continued
Parsons Corp. 0.250%, 8/15/25	$ 1,180	$ 1,746
Seagate HDD Cayman 144A 3.500%, 6/1/28(1)	1,630	1,959
Varonis Systems, Inc. 1.250%, 8/15/25	805	1,219
Western Digital Corp. 144A 3.000%, 11/15/28(1)	2,580	3,346
Zscaler, Inc. 0.125%, 7/1/25	1,925	3,077
		14,973

Electric Utilities—1.3%
PG&E Corp. 144A 4.250%, 12/1/27(1)	3,300	3,358
Southern Co. (The) 144A 3.875%, 12/15/25(1)	5,140	5,117
		8,475

Energy-Alternate Sources—0.4%
Plug Power, Inc. 3.750%, 6/1/25	420	452
Sunnova Energy International, Inc. 2.625%, 2/15/28	4,055	2,078
		2,530

Engineering & Construction—0.8%
Fluor Corp. 144A 1.125%, 8/15/29(1)	3,495	3,685
Granite Construction, Inc. 144A 3.750%, 5/15/28(1)	1,545	1,816
		5,501

Entertainment—1.8%
DraftKings Holdings, Inc. 0.000%, 3/15/28(3)	4,645	3,878
IMAX Corp. 0.500%, 4/1/26	1,915	1,696
Live Nation Entertainment, Inc.
2.000%, 2/15/25	3,325	3,483
3.125%, 1/15/29	1,420	1,563
Penn Entertainment, Inc. 2.750%, 5/15/26	990	1,168
		11,788

Environmental Services—0.3%
Tetra Tech, Inc. 144A 2.250%, 8/15/28(1)	2,170	2,205
Equity Real Estate Investment Trusts (REITs)—0.1%
Federal Realty OP LP 144A 3.250%, 1/15/29(1)	925	916
Financial Services—0.5%
Bread Financial Holdings, Inc. 144A 4.250%, 6/15/28(1)	550	620
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Financial Services—continued
Encore Capital Group, Inc. 144A 4.000%, 3/15/29(1)	$ 2,420	$ 2,357
		2,977

Health Care REITs—0.7%
Welltower OP LLC 144A 2.750%, 5/15/28(1)	4,555	4,911
Healthcare-Products—2.0%
Alphatec Holdings, Inc. 0.750%, 8/1/26	2,300	2,509
Exact Sciences Corp. 0.375%, 3/15/27	990	914
Integer Holdings Corp. 144A 2.125%, 2/15/28(1)	1,915	2,488
Merit Medical Systems, Inc. 144A 3.000%, 2/1/29(1)	2,275	2,550
Natera, Inc. 2.250%, 5/1/27	970	1,736
Repligen Corp. 144A 1.000%, 12/15/28(1)	1,360	1,574
TransMedics Group, Inc. 144A 1.500%, 6/1/28(1)	1,460	1,734
		13,505

Insurance—0.2%
HCI Group, Inc. 4.750%, 6/1/42	890	1,121
Internet—4.5%
Booking Holdings, Inc. 0.750%, 5/1/25	1,575	2,946
Match Group Financeco 3, Inc. 144A 2.000%, 1/15/30(1)	1,190	1,057
Palo Alto Networks, Inc. 0.375%, 6/1/25	1,885	6,409
PDD Holdings, Inc. 0.000%, 12/1/25	2,065	2,021
Snap, Inc. 0.750%, 8/1/26	2,260	2,363
Uber Technologies, Inc.
0.000%, 12/15/25	3,050	3,155
Series 2028 144A 0.875%, 12/1/28(1)	2,460	2,740
Wayfair, Inc.
1.125%, 11/1/24	1,695	1,614
1.000%, 8/15/26	2,180	1,875
3.250%, 9/15/27	1,710	1,871
Zillow Group, Inc.
2.750%, 5/15/25	2,225	2,428
1.375%, 9/1/26	835	1,136
		29,615

Iron & Steel—0.2%
ATI, Inc. 3.500%, 6/15/25	440	1,174
	Par Value	Value

Leisure Time—1.4%
Carnival Corp. 5.750%, 12/1/27	$ 610	$ 927
NCL Corp., Ltd. 1.125%, 2/15/27	4,210	3,734
Royal Caribbean Cruises Ltd. 6.000%, 8/15/25	1,700	4,438
		9,099

Media—0.9%
DISH Network Corp. 0.000%, 12/15/25	1,180	840
Liberty Broadband Corp. 144A 3.125%, 3/31/53(1)	1,720	1,690
Liberty Media Corp. 144A 3.750%, 3/15/28(1)	1,550	1,918
Liberty Media Corp.-Liberty Formula One 2.250%, 8/15/27	1,140	1,199
		5,647

Metal Fabricate/Hardware—0.1%
Xometry, Inc. 1.000%, 2/1/27	800	722
Miscellaneous Manufacturing—0.4%
Axon Enterprise, Inc. 0.500%, 12/15/27	2,285	2,800
Oil, Gas & Consumable Fuels—0.3%
Northern Oil & Gas, Inc. 3.625%, 4/15/29	985	1,090
Pioneer Natural Resources Co. 0.250%, 5/15/25	455	1,129
		2,219

Passenger Airlines—0.3%
American Airlines Group, Inc. 6.500%, 7/1/25	2,030	2,284
Pharmaceuticals—0.9%
Amphastar Pharmaceuticals, Inc. 144A 2.000%, 3/15/29(1)	1,610	1,792
Dexcom, Inc. 144A 0.375%, 5/15/28(1)	2,750	2,762
Mirum Pharmaceuticals, Inc. 144A 4.000%, 5/1/29(1)	510	583
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	315	575
		5,712

Retail—0.6%
Burlington Stores, Inc. 144A 1.250%, 12/15/27(1)	2,005	2,280
Freshpet, Inc. 144A 3.000%, 4/1/28(1)	1,295	1,844
		4,124

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Par Value	Value

Semiconductors—1.3%
Impinj, Inc. 1.125%, 5/15/27	$ 630	$ 720
MACOM Technology Solutions Holdings, Inc. 0.250%, 3/15/26	1,560	1,835
ON Semiconductor Corp. 144A 0.500%, 3/1/29(1)	2,180	2,113
Semtech Corp. 1.625%, 11/1/27	690	562
SMART Global Holdings, Inc. 2.000%, 2/1/29	950	1,065
Veeco Instruments, Inc. 144A 2.875%, 6/1/29(1)	890	1,160
Wolfspeed, Inc. 0.250%, 2/15/28	1,920	1,137
		8,592

Software—4.8%
Akamai Technologies, Inc. 0.125%, 5/1/25	3,630	4,777
Bentley Systems, Inc. 0.125%, 1/15/26	2,355	2,306
BILL Holdings, Inc. 0.000%, 12/1/25	1,665	1,557
Cloudflare, Inc. 0.000%, 8/15/26(3)	2,130	1,899
Confluent, Inc. 0.000%, 1/15/27(3)	2,735	2,272
Datadog, Inc. 0.125%, 6/15/25	1,710	2,421
Evolent Health, Inc. 144A 3.500%, 12/1/29(1)	855	934
Five9, Inc. 0.500%, 6/1/25	2,335	2,230
Guidewire Software, Inc. 1.250%, 3/15/25	840	937
HubSpot, Inc. 0.375%, 6/1/25	825	1,798
MicroStrategy, Inc. 0.750%, 12/15/25	1,165	1,639
MongoDB, Inc. 0.250%, 1/15/26	1,310	2,530
Nutanix, Inc. 0.250%, 10/1/27	1,945	2,221
Tyler Technologies, Inc. 0.250%, 3/15/26	3,715	3,735
Workiva, Inc. 144A 1.250%, 8/15/28(1)	275	264
		31,520

Total Convertible Bonds and Notes (Identified Cost $199,681)		206,308

	Shares
Convertible Preferred Stocks—2.2%
Banks—1.1%
Wells Fargo & Co. Series L, 7.500%	6,155	7,448
Electric Utilities—0.2%
NextEra Energy, Inc., 6.926%	39,220	1,459
	Shares	Value
Financial Services—0.4%
Apollo Global Management, Inc., 6.750%	42,045	$ 2,456
Healthcare Providers & Services—0.1%
BrightSpring Health Services, Inc., 6.750%	10,775	491
Machinery—0.4%
Chart Industries, Inc. Series B, 6.750%	16,940	844
RBC Bearings, Inc. Series A, 5.000%	17,680	2,175
		3,019

Total Convertible Preferred Stocks (Identified Cost $14,921)		14,873

Common Stocks—63.1%
Aerospace & Defense—0.7%
RTX Corp.	52,270	4,763
Air Freight & Logistics—0.6%
FedEx Corp.(4)	17,555	4,236
Automobiles—1.2%
Tesla, Inc.(5)	42,001	7,866
Banks—3.0%
Bank of America Corp.	199,020	6,769
JPMorgan Chase & Co.	31,850	5,553
Wells Fargo & Co.	145,915	7,322
		19,644

Biotechnology—0.2%
Vertex Pharmaceuticals, Inc.(5)	2,560	1,109
Broadline Retail—3.4%
Alibaba Group Holding Ltd. Sponsored ADR(4)	21,070	1,521
Amazon.com, Inc.(5)	135,835	21,081
		22,602

Capital Markets—1.3%
CME Group, Inc. Class A	20,010	4,119
Moody’s Corp.	11,650	4,567
		8,686

Chemicals—0.7%
Sherwin-Williams Co. (The)	13,960	4,249
Communications Equipment—0.4%
Cisco Systems, Inc.	46,555	2,336
Consumer Finance—0.6%
Capital One Financial Corp.	30,400	4,114
Consumer Staples Distribution & Retail—0.8%
Costco Wholesale Corp.	4,880	3,391
Target Corp.	12,590	1,751
		5,142

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Shares	Value

Diversified Telecommunication Services—1.8%
Verizon Communications, Inc.(4)	275,144	$ 11,652
Electric Utilities—1.3%
Exelon Corp.	243,330	8,470
Electrical Equipment—0.9%
Eaton Corp. plc	18,105	4,455
Generac Holdings, Inc.(5)	11,105	1,263
		5,718

Financial Services—3.2%
Global Payments, Inc.	46,245	6,161
Mastercard, Inc. Class A	32,980	14,816
		20,977

Ground Transportation—1.9%
Union Pacific Corp.	51,955	12,673
Healthcare Equipment & Supplies—1.8%
Abbott Laboratories	28,850	3,264
Align Technology, Inc.(5)	6,793	1,816
Boston Scientific Corp.(5)	106,865	6,760
		11,840

Healthcare Providers & Services—1.5%
McKesson Corp.	13,265	6,631
UnitedHealth Group, Inc.	6,603	3,379
		10,010

Hotels, Restaurants & Leisure—2.2%
Chipotle Mexican Grill, Inc. Class A(5)	1,145	2,758
DoorDash, Inc. Class A(5)	21,720	2,263
Las Vegas Sands Corp.(4)	98,185	4,803
Starbucks Corp.	50,470	4,696
		14,520

Industrial Conglomerates—0.3%
General Electric Co.	16,595	2,198
Insurance—0.9%
Allstate Corp. (The)	39,395	6,116
Interactive Media & Services—4.7%
Alphabet, Inc. Class A(5)	170,935	23,948
Meta Platforms, Inc. Class A(5)	18,605	7,259
		31,207

IT Services—0.2%
EPAM Systems, Inc.(5)	4,347	1,209
Life Sciences Tools & Services—2.3%
Danaher Corp.	18,440	4,424
IQVIA Holdings, Inc.(5)	26,450	5,508
	Shares	Value

Life Sciences Tools & Services—continued
Thermo Fisher Scientific, Inc.	9,925	$ 5,349
		15,281

Oil, Gas & Consumable Fuels—1.4%
Chevron Corp.	35,915	5,295
Devon Energy Corp.	93,650	3,935
		9,230

Pharmaceuticals—1.0%
Eli Lilly & Co.	10,555	6,814
Semiconductors & Semiconductor Equipment—5.8%
Advanced Micro Devices, Inc.(5)	20,420	3,424
ASML Holding N.V. Registered Shares	3,880	3,375
Marvell Technology, Inc.	72,113	4,882
Micron Technology, Inc.	73,905	6,337
NVIDIA Corp.	27,197	16,734
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR(4)	32,565	3,679
		38,431

Software—10.5%
Adobe, Inc. (5)	9,600	5,931
Crowdstrike Holdings, Inc. Class A(5)	14,865	4,348
Datadog, Inc. Class A(5)	32,115	3,997
Intuit, Inc.	10,540	6,654
Microsoft Corp.	70,506	28,032
Salesforce, Inc.(5)	44,325	12,459
ServiceNow, Inc.(5)	8,515	6,517
Synopsys, Inc.(5)	2,150	1,147
		69,085

Specialized REITs—1.0%
American Tower Corp.	33,965	6,645
Specialty Retail—4.8%
AutoZone, Inc.(5)	2,425	6,698
Home Depot, Inc. (The)	35,435	12,507
TJX Cos., Inc. (The)	81,145	7,702
Ulta Beauty, Inc.(4)(5)	8,905	4,471
		31,378

Technology Hardware, Storage & Peripherals—1.9%
Apple, Inc.	69,350	12,788
Textiles, Apparel & Luxury Goods—0.8%
NIKE, Inc. Class B	54,555	5,539
Total Common Stocks (Identified Cost $404,351)		416,528

Total Long-Term Investments—96.6% (Identified Cost $618,953)		637,709

See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
	Shares	Value

Short-Term Investment—1.0%
Money Market Mutual Fund—1.0%
BlackRock Liquidity FedFund - Institutional Shares (seven-day effective yield 5.216%)(6)	6,234,600	$ 6,235
Total Short-Term Investment (Identified Cost $6,235)		6,235

TOTAL INVESTMENTS, BEFORE WRITTEN OPTIONS—97.6% (Identified Cost $625,188)		643,944

Written Options—(0.0)%
(See open written options schedule)
Total Written Options (Premiums Received $130)	(116)

TOTAL INVESTMENTS, NET OF WRITTEN OPTIONS—97.6% (Identified Cost $625,058)	$643,828
Other assets and liabilities, net—2.4%	16,149
NET ASSETS—100.0%	$659,977
Abbreviations:
ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OP	Operating Partnership
REIT	Real Estate Investment Trust

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2024, these securities amounted to a value of $65,397 or 9.9% of net assets.
(2)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(4)	All or a portion of the security is segregated as collateral for written options. The value of securities segregated as collateral is $14,112.
(5)	Non-income producing.
(6)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Open written options contracts as of January 31, 2024 were as follows:
Description of Options	Number of Contracts	Contract Notional Amount	Strike Price(1)	Expiration Date	Value
Call Options(2)
Alibaba Group Holding Ltd.	(200)	$ (2,100)	$105.00	02/16/24	$ (2)
Alphabet, Inc.	(891)	(13,811)	155.00	03/15/24	(66)
FedEx Corp.	(135)	(3,645)	270.00	02/16/24	(1)
Las Vegas Sands Corp.	(490)	(2,940)	60.00	03/15/24	(5)
Taiwan Semiconductor Manufacturing Co., Ltd.	(163)	(2,038)	125.00	02/16/24	(3)
Thermo Fisher Scientific, Inc.	(94)	(5,828)	620.00	03/15/24	(5)
Ulta Beauty, Inc.	(45)	(2,318)	515.00	02/16/24	(24)
Verizon Communications, Inc.	(688)	(3,165)	46.00	03/15/24	(10)
Total Written Options					$(116)

Footnote Legend:
(1)	Strike price not reported in thousands.
(2)	Exchange-traded options.
For information regarding the abbreviations, see the Key Investment Terms starting on page 20.
See Notes to Financial Statements

Equity & Convertible Income Fund (NIE)
SCHEDULE OF INVESTMENTS (Continued)
January 31, 2024
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of January 31, 2024, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at January 31, 2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$206,308	$ —	$204,099	$2,209
Equity Securities:
Convertible Preferred Stocks	14,873	14,873	—	—
Common Stocks	416,528	416,528	—	—
Money Market Mutual Fund	6,235	6,235	—	—
Total Assets	643,944	437,636	204,099	2,209
Liabilities:
Other Financial Instruments:
Written Options	(116)	(116)	—	—
Total Investments, Net of Written Options	$643,828	$437,520	$204,099	$2,209
There were no transfers into or out of Level 3 related to securities held at January 31, 2024.
Some of the Fund’s investments that were categorized as Level 3 may have been valued utilizing third party pricing information without adjustment. If applicable, such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.
	Total	Convertible Bonds and Notes	Equity-Linked Notes
Investments in Securities
Balance as of January 31, 2023:	$ 3,601	$ —	$ 3,601
Accrued discount/(premium)	— (a)	—	— (a)
Net realized gain (loss)	(517)	—	(517)
Net change in unrealized appreciation (depreciation)(b)	(117)	(47)	(70)
Purchases	3,328	2,256	1,072
Sales (c)	(4,086)	—	(4,086)
Balance as of January 31, 2024	$ 2,209	$ 2,209	$ —
(a) Amount is less than $500 (not in thousands).
(b) The net change in unrealized appreciation (depreciation) on investments still held at January 31, 2024, was $(117).
(c) Includes paydowns on securities.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
January 31, 2024
(Reported in thousands except shares and per share amounts)
	AIO	CBH	NCV	NCZ
Assets
Investment in securities at value(1) (2)	$ 820,874	$ 180,892	$ 530,125	$ 405,599
Cash	20,405	8,274	15,358	10,460
Receivables
Investment securities sold	—	—	2,949	2,281
Dividends and interest	2,896	1,318	4,921	3,661
Tax reclaims	13	—	—	—
Securities lending income	25	—	8	7
Prepaid Trustees’ retainer	16	4	8	5
Prepaid expenses and other assets (Note 4)	51	30	163	124
Total assets	844,280	190,518	553,532	422,137
Liabilities
Loan Payable (Note 9)	130,000	19,700	34,000	25,000
Mandatory redeemable preferred shares (Note 10A)	—	—	65,227 (a)	21,703 (b)
Payables
Collateral on securities loaned (Note 9)	2,480	—	9,844	8,704
Investment securities purchased	2,162	4,486	9,852	7,493
Investment advisory fees (Note 4)	834	144	320	253
Loan interest payable (Note 9)	828	225	340	251
Administration and accounting fees	77	20	50	38
Professional fees	57	58	59	59
Trustee deferred compensation plan (Note 4)	51	30	163	124
Dividend distributions	—	—	481	509
Interest on mandatory redeemable preferred shares (Note 10A)	—	—	319	108
Other accrued expenses	53	18	54	46
Total liabilities	136,542	24,681	120,709	64,288
Cumulative Preferred Shares ($25.00 liquidation preference per share applicable to an aggregate of 4,000,000 and 4,360,000 shares issued and outstanding, respectively) (Note 12)	—	—	100,000	109,000
Net Assets Applicable to Common Shareholders	$ 707,738	$ 165,837	$ 332,823	$ 248,849
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(c)	$ —(c)	$ 1	$ 1
Capital paid in on shares of beneficial interest	627,107	177,530	649,451	496,847
Total distributable earnings (accumulated losses)	80,631	(11,693)	(316,629)	(247,999)
Net Assets Applicable to Common Shareholders	$ 707,738	$ 165,837	$ 332,823	$ 248,849
Common Shares Issued and Outstanding	34,340,972	18,263,597	90,373,569	76,115,749
Net Asset Value Per Common Share(d)	$ 20.61	$ 9.08	$ 3.68	$ 3.27
(1) Investment in securities at cost	$ 738,845	$ 185,165	$ 539,088	$ 411,657
(2) Market value of securities on loan	$ 31,250	$ —	$ 42,047	$ 32,325

(a)	Liquidation preference $66,000, net of deferred offering costs of $773.
(b)	Liquidation preference $22,000, net of deferred offering costs of $297.
(c)	Amount is less than $500 (not in thousands).
(d)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
January 31, 2024
(Reported in thousands except shares and per share amounts)
	ACV	NFJ	NIE
Assets
Investment in securities at value(1)	$ 314,324	$ 1,311,869	$ 643,944
Cash	9,710	38,596	20,380
Deposits with broker for written options	19	—	82
Receivables
Investment securities sold	2,612	1,305	6,284
Dividends and interest	1,402	1,817	985
Tax reclaims	—	58	—
Prepaid Trustees’ retainer	5	30	16
Prepaid expenses and other assets (Note 4)	55	312	144
Total assets	328,127	1,353,987	671,835
Liabilities
Loan Payable (Note 10B and 11)	75,000	—	—
Mandatory redeemable preferred shares (Note 10A)	30,000	—	—
Written options at value (Note 3)(2)	23	1,051	116
Payables
Investment securities purchased	5,434	3,519	10,921
Loan interest payable (Note 10B and 11)	963	—	—
Investment advisory fees (Note 4)	272	922	510
Interest on mandatory redeemable preferred shares (Note 10A)	110	—	—
Professional fees	55	60	56
Trustee deferred compensation plan (Note 4)	55	312	144
Administration and accounting fees	30	125	61
Dividend distributions	— (a)	—	—
Other accrued expenses	28	107	50
Total liabilities	111,970	6,096	11,858
Net Assets Applicable to Common Shareholders	$ 216,157	$ 1,347,891	$ 659,977
Net Assets Applicable to Common Shareholders Consist of:
Common shares par value ($0.00001 per share)	$ —(a)	$ 1	$ —(a)
Capital paid in on shares of beneficial interest	229,625	1,276,956	645,892
Total distributable earnings (accumulated losses)	(13,468)	70,934	14,085
Net Assets Applicable to Common Shareholders	$ 216,157	$ 1,347,891	$ 659,977
Common Shares Issued and Outstanding	10,367,192	94,801,581	27,708,965
Net Asset Value Per Common Share(b)	$ 20.85	$ 14.22	$ 23.82
(1) Investment in securities at cost	$ 309,762	$ 1,276,602	$ 625,188
(2) Written options premiums received	$ 26	$ 964	$ 130

(a)	Amount is less than $500 (not in thousands).
(b)	Net Asset Value Per Common Share is calculated using unrounded net assets.
See Notes to Financial Statements

STATEMENTS OF OPERATIONS YEAR ENDED January 31, 2024
($ reported in thousands)
	AIO	CBH	NCV	NCZ
Investment Income
Interest	$ 11,612	$12,689	$ 21,848	$ 16,257
Dividends	4,915	512	2,698	1,979
Security lending, net of fees	442	11	49	33
Foreign taxes withheld	(80)	—	(—) (1)	(—) (1)
Total investment income	16,889	13,212	24,595	18,269
Expenses
Investment advisory fees	9,928	1,737	3,927	2,975
Administration and accounting fees	856	254	603	459
Printing fees and expenses	205	19	46	35
Trustees’ fees and expenses	83	20	44	33
Professional fees	76	41	58	17
Transfer agent fees and expenses	13	12	22	20
Miscellaneous expenses	63	48	159	136
Total expenses before interest expense	11,224	2,131	4,859	3,675
Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares (Note 10A)	—	—	2,821	949
Loan interest (Note 9)	7,509	3,809	4,361	2,678
Total expenses after interest expense	18,733	5,940	12,041	7,302
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(699)	(78)	(453)	(324)
Net expenses	18,034	5,862	11,588	6,978
Net investment income (loss)	(1,145)	7,350	13,007	11,291
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	30,207	(4,741)	(35,798)	(27,826)
Net change in unrealized appreciation (depreciation) on:
Investments	56,367	3,935	31,239	23,920
Net realized and unrealized gain (loss) on investments	86,574	(806)	(4,559)	(3,906)
Dividends on cumulative preferred shares from net investment income	—	—	(5,625)	(5,995)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$85,429	$ 6,544	$ 2,823	$ 1,390

(1)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements

STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED January 31, 2024
($ reported in thousands)
	ACV	NFJ	NIE
Investment Income
Interest	$ 6,125	$ 5,040	$ 4,568
Dividends	2,461	25,927	7,090
Foreign taxes withheld	(2)	(111)	(10)
Total investment income	8,584	30,856	11,648
Expenses
Investment advisory fees	3,172	11,842	6,301
Administration and accounting fees	345	1,419	684
Printing fees and expenses	85	288	134
Professional fees	46	128	84
Trustees’ fees and expenses	26	163	80
Transfer agent fees and expenses	20	13	12
Miscellaneous expenses	85	151	59
Total expenses before interest expense	3,779	14,004	7,354
Interest on mandatory redeemable preferred shares (Note 10A)	1,302	—	—
Loan interest (Note 10B and 11)	3,533	—	—
Total expenses after interest expense	8,614	14,004	7,354
Less expenses reimbursed and/or waived by investment adviser (Note 4D)	(225)	(1,373)	(613)
Net expenses	8,389	12,631	6,741
Net investment income (loss)	195	18,225	4,907
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(8,695)	120,393	14,738
Foreign currency transactions	—	(7)	—
Written options	196	(4,669)	1,053
Net change in unrealized appreciation (depreciation) on:
Investments	26,909	(39,304)	73,057
Written options	(1)	848	(4)
Net realized and unrealized gain (loss) on investments	18,409	77,261	88,844
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	$18,604	$ 95,486	$93,751
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	AIO		CBH
	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2024	Year Ended January 31, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ (1,145)	$ (317)	$ 7,350	$ 4,931
Net realized gain (loss)	30,207	(6,358)	(4,741)	(247)
Net change in unrealized appreciation (depreciation)	56,367	(77,872)	3,935	(2,571)
Increase (decrease) in net assets resulting from operations	85,429	(84,547)	6,544	2,113
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(17,085)	(47,652)	(9,237)	(11,741)
Return of capital	(44,729)	(14,157)	(845)	—
Dividends and Distributions to Common Shareholders	(61,814)	(61,809)	(10,082)	(11,741)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (AIO: 0 and 0 shares, respectively; CBH: 0 and 506 shares, respectively)	—	—	—	5
Increase (decrease) in net assets from capital transactions	—	—	—	5
Net increase (decrease) in net assets	23,615	(146,356)	(3,538)	(9,623)
Net Assets
Beginning of period	684,123	830,479	169,375	178,998
End of period	$707,738	$ 684,123	$165,837	$169,375
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NCV		NCZ
	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2024	Year Ended January 31, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 13,007	$ 17,298	$ 11,291	$ 13,555
Net realized gain (loss)	(35,798)	(63,874)	(27,826)	(47,975)
Net change in unrealized appreciation (depreciation)	31,239	(34,661)	23,920	(27,276)
Increase (decrease) in net assets resulting from operations	8,448	(81,237)	7,385	(61,696)
Dividends on Auction-Rate and Cumulative Preferred Shares from Net Investment Income	(5,625)	(10,076)	(5,995)	(9,239)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	2,823	(91,313)	1,390	(70,935)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(5,571)	(9,639)	(3,798)	(6,136)
Return of capital	(32,838)	(36,451)	(24,745)	(28,116)
Dividends and Distributions to Common Shareholders	(38,409)	(46,090)	(28,543)	(34,252)
Preferred Share Transactions:
Net increase resulting from tender of Auction-Rate Preferred Shares (see Note 8)	—	4,562	—	3,307
Increase (decrease) in net assets from preferred share transactions	—	4,562	—	3,307
Net increase (decrease) in net assets	(35,586)	(132,841)	(27,153)	(101,880)
Net Assets
Beginning of period	368,409	501,250	276,002	377,882
End of period	$332,823	$ 368,409	$248,849	$ 276,002
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	ACV		NFJ
	Year Ended January 31, 2024	Year Ended January 31, 2023	Year Ended January 31, 2024	Year Ended January 31, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 195	$ (171)	$ 18,225	$ 7,775
Net realized gain (loss)	(8,499)	(5,809)	115,717	(2,684)
Net change in unrealized appreciation (depreciation)	26,908	(32,115)	(38,456)	(113,682)
Increase (decrease) in net assets resulting from operations	18,604	(38,095)	95,486	(108,591)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	—	(24,415)	(92,906)	(94,470)
Return of capital	(22,389)	—	—	—
Dividends and Distributions to Common Shareholders	(22,389)	(24,415)	(92,906)	(94,470)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (ACV: 4,238 and 561 shares, respectively; NFJ: 0 and 0 shares, respectively)	89	15	—	—
Increase (decrease) in net assets from capital transactions	89	15	—	—
Net increase (decrease) in net assets	(3,696)	(62,495)	2,580	(203,061)
Net Assets
Beginning of period	219,853	282,348	1,345,311	1,548,372
End of period	$216,157	$219,853	$1,347,891	$1,345,311
See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	NIE
	Year Ended January 31, 2024	Year Ended January 31, 2023
Increase (Decrease) In Net Assets From Operations
Net investment income (loss)	$ 4,907	$ 2,928
Net realized gain (loss)	15,791	5,373
Net change in unrealized appreciation (depreciation)	73,053	(116,729)
Increase (decrease) in net assets resulting from operations	93,751	(108,428)
From Dividends and Distributions to Common Shareholders
Net investment income and net realized gains	(30,712)	(110,185)
Return of capital	(24,706)	—
Dividends and Distributions to Common Shareholders	(55,418)	(110,185)
Net increase (decrease) in net assets	38,333	(218,613)
Net Assets
Beginning of period	621,644	840,257
End of period	$659,977	$ 621,644
See Notes to Financial Statements

STATEMENTS OF CASH FLOWS
YEAR ENDED January 31, 2024
($ reported in thousands)
	AIO	CBH	NCV	NCZ	ACV
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 85,429	$ 6,544	$ 2,823	$ 1,390	$ 18,604
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales and paydowns of long-term investments	646,138	166,868	667,115	508,187	384,675
(Increase) Decrease in investment securities sold receivable	—	987	5,212	3,922	300
Purchases of long-term investments	(576,009)	(102,638)	(574,253)	(442,269)	(359,880)
Increase (Decrease) in investment securities purchased payable	2,162	997	(2,580)	(1,585)	1,352
Net (purchases) or sales of short-term investments	28,952	(1,858)	18,298	10,066	7,908
Net purchases or (sales) in written options	—	—	—	—	214
Net change in unrealized (appreciation)/depreciation on long-term investments	(56,367)	(3,935)	(31,239)	(23,920)	(26,909)
Net change in unrealized (appreciation)/depreciation on written options	—	—	—	—	1
Net realized (gain)/loss from investments	(30,207)	4,741	35,798	27,826	8,695
Net realized (gain)/loss from written options	—	—	—	—	(196)
Amortization of premium and accretion of discounts on investments	(1,524)	(1,518)	(2,613)	(2,039)	(929)
Amortization of deferred offering costs on mandatory redeemable preferred shares	—	—	121	49	—
Proceeds from litigation settlements	—	—	38	28	14
(Increase) Decrease in tax reclaims receivable	(13)	—	—	—	—
(Increase) Decrease in dividends and interest receivable	(774)	265	54	(87)	(76)
(Increase) Decrease in security lending receivable	18	—	(8)	(7)	—
(Increase) Decrease in other receivables	47	12	25	19	16
(Increase) Decrease in prepaid trustees’ retainer	11	3	6	6	3
Increase (Decrease) in loan interest payable	(41)	(263)	(443)	(186)	21
Increase (Decrease) in payable for collateral securities on loan	(10,520)	(1,000)	9,844	8,704	—
Increase (Decrease) in affiliated expenses payable	62	2	(9)	(2)	21
Increase (Decrease) in non-affiliated expenses payable	(94)	(139)	(112)	(138)	(59)
Increase (Decrease) in interest payable on mandatory redeemable preferred shares	—	—	319	108	—
Cash provided by (used for) operating activities	87,270	69,068	128,396	90,072	33,775
Cash provided (used for) financing activities:
Cash received from borrowings	—	3,000	—	—	—
Cash payments to reduce borrowings		(53,000)	(136,000)	(70,000)	—
Cash distributions paid to shareholders	(66,965)	(10,922)	(42,247)	(31,397)	(24,165)
Proceeds from issuance of mandatory redeemable preferred shares	—	—	66,000	22,000	—
Offering costs on mandatory redeemable preferred shares	—	—	(894)	(346)	—
Cash provided (used for) financing activities:	(66,965)	(60,922)	(113,141)	(79,743)	(24,165)
Net increase/decrease in cash
Net increase (decrease) in cash	20,305	8,146	15,255	10,329	9,610
Restricted and unrestricted cash at beginning of period	100	128	103	131	119
Restricted and unrestricted cash at end of period	$ 20,405	$ 8,274	$ 15,358	$ 10,460	$ 9,729
Supplemental cash flow information:
Cash paid during the period for interest expense on loan payable	$ 7,550	$ 4,072	$ 4,804	$ 2,864	$ 3,512
Cash paid during the period for interest to mandatory redeemable preferred shares	$ —	$ —	$ 2,821	$ 949	$ 1,302
Reinvestment of dividends and distributions	$ —	$ —	$ —	$ —	$ 89

Reconciliation of restricted and unrestricted cash at the end of period to the statement of assets and liabilities:
Cash	$ 20,405	$ 8,274	$ 15,358	$ 10,460	$ 9,710
Deposits with broker for written options	—	—	—	—	19
	$ 20,405	$ 8,274	$ 15,358	$ 10,460	$ 9,729
See Notes to Financial Statements

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,		Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28, 2021	From Inception October 31, 2019(2) to February 29, 2020
	2024	2023
PER SHARE DATA:
Net asset value, beginning of period	$ 19.92	$ 24.18	$ 29.20	$ 19.89	$ 20.00
Income (loss) from investment operations:
Net investment income (loss)(3)	(0.03)	(0.01)	(0.18)	(0.08)	(0.01)
Net realized and unrealized gain (loss)	2.52	(2.45)	0.01	11.88	0.23
Total from investment operations	2.49	(2.46)	(0.17)	11.80	0.22
Dividends and Distributions to Shareholders:
Net investment income	(0.50)	(1.39)	(1.40)	—	—
Net realized gains	—	—	(3.45)	(2.49)	(0.33)
Return of capital	(1.30)	(0.41)	—	—	—
Total dividends and distributions to shareholders	(1.80)	(1.80)	(4.85)	(2.49)	(0.33)
Net asset value, end of period	$ 20.61	$ 19.92	$ 24.18	$ 29.20	$ 19.89
Market value, end of period	$ 18.68	$ 17.42	$ 23.58	$ 27.41	$ 17.72
Total return, net asset value(4), (5)	13.56%	(10.03)%	(1.85)%	—% (6)	—% (6)
Total return, market value(4), (5)	18.84%	(18.42)%	2.75%	71.09%	(9.92)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(7), (8)	2.71%	2.04%	1.47% (9), (10)	1.42% (9)	1.34% (10)
Ratio of total expenses after interest expense to average net assets(7)	2.82%	2.17%	1.56% (9), (10)	1.43% (9)	1.34% (10)
Ratio of net investment income (loss) to average net assets(7)	(0.17)%	(0.04)%	(0.66)% (9), (10)	(0.33)% (9)	(0.15)% (10)
Portfolio turnover rate(4)	75%	53%	53%	103%	56%
Net assets, end of period (000’s)	$707,738	$684,123	$ 830,479	$1,002,838	$682,816
Loan payable, end of period (000’s)	$130,000	$130,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable	$ 6,444	$ 6,262	$ 28,683	$ 34,428	$ 23,761

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Commencement of operations.
(3)	Calculated using average shares outstanding.
(4)	Not annualized for periods less than one year.
(5)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(6)	Return not disclosed.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense, was 1.58%, 1.55%, 1.43%, 1.40% and 1.34% for the years ended January 31, 2024 and 2023, period ended January 31, 2022, year ended February 28, 2021 and period ended February 29, 2020, respectively.
(9)	Inclusive of excise tax expense of 0.06%(4) and 0.05% for the period ended January 31, 2022 and year ended February 28, 2021.
(10)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,		Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
	2024	2023		2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 9.27	$ 9.80	$ 10.71	$ 9.85	$ 9.71	$ 9.79
Income (loss) from investment operations:
Net investment income (loss)(2)	0.40	0.27	0.25	0.41	0.43	0.48
Net realized and unrealized gain (loss)	(0.04)	(0.16)	(0.27)	1.00	0.26	(0.01)
Total from investment operations	0.36	0.11	(0.02)	1.41	0.69	0.47
Dividends and Distributions to Shareholders:
Net investment income	(0.50)	(0.55)	(0.51)	(0.39)	(0.44)	(0.50)
Net realized gains	—	(0.09)	(0.38)	(0.16)	(0.11)	(0.05)
Return of capital	(0.05)	—	—	—	—	—
Total dividends and distributions to shareholders	(0.55)	(0.64)	(0.89)	(0.55)	(0.55)	(0.55)
Net asset value, end of period	$ 9.08	$ 9.27	$ 9.80	$ 10.71	$ 9.85	$ 9.71
Market value, end of period	$ 8.79	$ 9.00	$ 9.88	$ 10.04	$ 9.14	$ 9.00
Total return, net asset value(3), (4)	4.07%	1.40%	(0.28)%	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	4.02%	(2.18)%	7.33%	16.68%	7.63%	3.72%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7)	3.53%	2.41% (8)	1.62% (8), (9)	1.72% (8)	2.38% (8)	2.60% (8)
Ratio of total expenses after interest expense to average net assets(6)	3.57%	2.48% (8)	1.72% (8), (9)	1.73% (8)	2.38% (8)	2.60% (8)
Ratio of net investment income (loss) to average net assets(6)	4.42%	2.91% (8)	2.58% (8), (9)	4.24% (8)	4.34% (8)	4.94% (8)
Portfolio turnover rate(3)	48%	18%	56%	101%	86%	116%
Net assets, end of period (000’s)	$165,837	$169,375	$ 178,998	$195,606	$179,907	$177,319
Loan payable, end of period (000’s)	$ 19,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700	$ 69,700
Asset coverage, per $1,000 principal amount of loan payable	$ 9,418	$ 3,430	$ 3,568	$ 3,806	$ 3,581	$ 3,544

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Annualized for periods less than one year.
(7)	Ratio of net expenses, before interest expense, was 1.23%, 1.30%, 1.37%, 1.33%, 1.31% and 1.36% for the years ended January 31, 2024 and 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020 and 2019, respectively.
(8)	Inclusive of excise tax expense of 0.06%, 0.15%(5), 0.08%, 0.07% and 0.08% for the year ended January 31, 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020 and 2019, respectively.
(9)	Certain expenses incurred by the Fund were not annualized.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND (NCV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended January 31,		Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
	2024	2023		2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 4.08	$ 5.55	$ 6.46	$ 5.33	$ 5.61	$ 6.54
Income (loss) from investment operations:
Net investment income (loss)(2)	0.14	0.19	0.21	0.37	0.52	0.56
Net realized and unrealized gain (loss)	(0.05)	(1.09)	(0.59)	1.35	(0.02)	(0.64)
Total from investment operations	0.09	(0.90)	(0.38)	1.72	0.50	(0.08)
Dividends on Preferred Shares from Net Investment Income:	(0.06)	(0.11)	(0.06)	(0.07)	(0.14)	(0.12)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.03	(1.01)	(0.44)	1.65	0.36	(0.20)
Dividends and Distributions to Shareholders:
Net investment income	(0.07)	(0.11)	(0.16)	(0.31)	(0.42)	(0.50)
Return of capital	(0.36)	(0.40)	(0.31)	(0.21)	(0.22)	(0.28)
Total dividends and distributions to shareholders	(0.43)	(0.51)	(0.47)	(0.52)	(0.64)	(0.78)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	0.05	—	—	—	0.09
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	—	—	(0.04)
Net asset value, end of period	$ 3.68	$ 4.08	$ 5.55	$ 6.46	$ 5.33	$ 5.61
Market value, end of period	$ 3.28	$ 3.96	$ 5.31	$ 5.68	$ 5.10	$ 6.24
Total return, net asset value(3), (4)	0.98%	(17.30)%	(7.41)%	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(6.04)%	(15.20)%	1.14%	24.29%	(8.51)%	2.00%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	3.41%	2.08% (9)	1.39%	1.45%	1.53%	1.56% (9)
Ratio of total expenses after interest expense to average net assets(6), (7)	3.54%	2.27% (9)	1.55%	1.48%	1.53%	1.56% (9)
Ratio of net investment income (loss) to average net assets(6), (7)	3.83%	4.38%	3.69%	7.04%	9.30%	9.22%
Portfolio turnover rate(3)	107%	71%	54%	73%	35%	41%
Net assets, end of period (000’s)	$332,823	$368,409	$501,250	$583,944	$481,633	$502,648
Loan payable, end of period (000’s)	$ 34,000	$170,000	$ 28,852	$ 28,852	$ 28,852	$ 28,852
Mandatory redeemable preferred shares, end of period (000’s)	$ 66,000	$ —	$ —	$ —	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable(10)	$ 15,671	$ 3,755	$ 29,578	$ 32,444	$ 28,898	$ 29,627
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(11)	$ 67	$ 59	$ 61	$ 70	$ 62	$ 64
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	$ 60,587	$ 70,027	$ 62,132	$ 63,572
Cumulative Preferred shares average market value(12)	$ 21.46	$ 23.64	$ 24.23	$ 25.91	$ 25.81	$ 24.46

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.30%, 1.46%, 1.31%, 1.35%, 1.33% and 1.34% for the years ended January 31, 2024 and 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020 and 2019, respectively.
(9)	Inclusive of tender offer expenses of 0.03% for the years ended January 31, 2023 and February 28, 2019.
(10)	Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively, “total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.
(11)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(12)	Based on daily closing market prices.
See Notes to Financial Statements

CONVERTIBLE & INCOME FUND II (NCZ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE
OUTSTANDING THROUGHOUT EACH PERIOD
	Year Ended January 31,		Fiscal Period March 1, 2021 to January 31, 2022 (1)	Year Ended February 28/29
	2024	2023		2021	2020	2019
PER SHARE DATA:
Net asset value, beginning of period	$ 3.63	$ 4.96	$ 5.79	$ 4.79	$ 5.03	$ 5.87
Income (loss) from investment operations:
Net investment income (loss)(2)	0.15	0.18	0.19	0.34	0.48	0.50
Net realized and unrealized gain (loss)	(0.05)	(0.98)	(0.54)	1.20	(0.03)	(0.57)
Total from investment operations	0.10	(0.80)	(0.35)	1.54	0.45	(0.07)
Dividends on Preferred Shares from Net Investment Income:	(0.08)	(0.12)	(0.07)	(0.08)	(0.14)	(0.12)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.02	(0.92)	(0.42)	1.46	0.31	(0.19)
Dividends and Distributions to Shareholders:
Net investment income	(0.05)	(0.08)	(0.12)	(0.27)	(0.36)	(0.45)
Return of capital	(0.33)	(0.37)	(0.29)	(0.19)	(0.19)	(0.24)
Total dividends and distributions to shareholders	(0.38)	(0.45)	(0.41)	(0.46)	(0.55)	(0.69)
Preferred Shares Transactions:
Accretion to net asset value, resulting from tender offer of Auction-Rate Preferred shares	—	0.04	—	—	—	0.09
Capital change resulting from issuance of Cumulative Preferred Shares and related offering costs	—	—	—	—	—	(0.05)
Net asset value, end of period	$ 3.27	$ 3.63	$ 4.96	$ 5.79	$ 4.79	$ 5.03
Market value, end of period	$ 2.88	$ 3.33	$ 4.62	$ 5.01	$ 4.54	$ 5.44
Total return, net asset value(3), (4)	0.76%	(17.84)%	(7.95)%	—% (5)	—% (5)	—% (5)
Total return, market value(3), (4)	(1.94)%	(17.85)%	(0.19)%	22.81%	(6.98)%	1.14%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(6), (7), (8)	2.74%	2.00% (9)	1.40%	1.44%	1.41%	1.53% (9)
Ratio of total expenses after interest expense to average net assets(6), (7)	2.87%	2.18% (9)	1.55%	1.47%	1.41%	1.53% (9)
Ratio of net investment income (loss) to average net assets(6), (7)	4.44%	4.57%	3.73%	7.18%	9.48%	9.28%
Portfolio turnover rate(3)	108%	72%	54%	73%	35%	41%
Net assets, end of period (000’s)	$248,849	$276,002	$377,882	$440,994	$364,382	$379,901
Loan payable, end of period (000’s)	$ 25,000	$ 95,000	$ —	$ —	$ —	$ —
Mandatory redeemable preferred shares, end of period (000’s)	$ 22,000	$ —	$ —	$ —	$ —	$ —
Asset coverage, per $1,000 principal amount of loan payable(10)	$ 16,194	$ 5,053	$ —	$ —	$ —	$ —
Asset coverage, per $25 liquidation preference per share of cumulative preferred shares and mandatory redeemable preferred shares(11)	$ 65	$ 59	$ 60	$ 65	$ 58	$ 60
Asset coverage per $25,000 liquidation preference per share of auction-rate preferred shares	N/A	N/A	$ 59,793	$ 65,454	$ 58,421	$ 59,845
Cumulative Preferred shares average market value(12)	$ 21.08	$ 23.53	$ 23.92	$ 25.64	$ 25.39	$ 24.04

(1)	The Fund had a fiscal year end change from February 28 to January 31.
(2)	Calculated using average shares outstanding.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(5)	Return not disclosed.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to average net assets of common shareholders.
(7)	Annualized for periods less than one year.
(8)	Ratio of net expenses, before interest expense and auction agent fees and commissions, was 1.33%, 1.36%, 1.53%, 1.35%, 1.39%, 1.36%, 1.39% and 1.24% for the years ended January 31, 2024 and 2023, period ended January 31, 2022, years ended February 28/29, 2021, 2020 and 2019, respectively.
(9)	Inclusive of tender offer expenses of 0.04% for the years ended January 31, 2023 and February 28, 2019.
(10)	Represents value of net assets applicable to common stock plus the loan payable, cumulative preferred shares, and mandatory redeemable preferred shares (cumulatively, “total borrowings”) at the end of the period divided by the loan payable at the end of the period multiplied by $1,000.
(11)	Represents value of net assets applicable to common stock plus total borrowings at the end of the period divided by the total borrowings at the end of the period multiplied by $25.
(12)	Based on daily closing market prices.
See Notes to Financial Statements

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A COMMON SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 21.22	$ 27.25	$ 35.15	$ 24.81	$ 22.05
Income (loss) from investment operations:
Net investment income (loss)(1)	0.02	(0.02)	(0.17)	0.01	0.11
Net realized and unrealized gain (loss)	1.77	(3.65)	0.09	12.71	4.65
Total from investment operations	1.79	(3.67)	(0.08)	12.72	4.76
Dividends and Distributions to Common Shareholders:
Net investment income	—	(2.16)	(2.02)	(1.19)	(0.42)
Net realized gains	—	(0.20)	(5.80)	(1.19)	(1.58)
Return of capital	(2.16)	—	—	—	—
Total dividends and distributions to common shareholders	(2.16)	(2.36)	(7.82)	(2.38)	(2.00)
Net asset value, end of period	$ 20.85	$ 21.22	$ 27.25	$ 35.15	$ 24.81(2)
Market value, end of period	$ 22.44	$ 22.62	$ 27.75	$ 32.25	$ 25.22
Total return, net asset value(3)	9.20%	(13.45)%	(2.32)%	—% (4)	—% (4)
Total return, market value(3)	10.61%	(9.06)%	7.46%	40.11%	29.04%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses after interest expense to average net assets(5)	3.95%	3.36%	2.47% (6)	2.84% (6)	3.32%
Ratio of total expenses after interest expense to average net assets	4.06%	3.49%	2.55% (6)	2.84% (6)	3.32%
Ratio of net investment income (loss) to average net assets	0.09%	(0.07)%	(0.48)% (6)	0.05% (6)	0.47%
Portfolio turnover rate	119%	94%	108%	128%	120%
Net assets, end of period (000’s)	$216,157	$219,853	$282,348	$363,899	$256,724
Loan payable, end of period (000’s)	$ 75,000	$ 75,000	$ 75,000	$ 75,000	$ 75,000
Mandatory redeemable preferred shares, end of period (000’s)	$ 30,000	$ 30,000	$ 30,000	$ 30,000	$ 30,000
Asset coverage, per $1,000 principal amount of loan payable(7)	$ 4,282	$ 4,331	$ 5,165	$ 6,252	$ 4,823
Asset coverage ratio on total leverage (8)	306%	309%	369%	447%	344%
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(9)	$ 76	$ 77	$ 92	$ 112	$ 86

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Ratio of net expenses, before interest expense to average net assets was 2.28%, 2.17%, 1.85%, 2.03%, and 2.14% for the years ended January 31, 2024, 2023, 2022, 2021 and 2020, respectively.
(6)	Inclusive of excise tax expense of 0.04% and 0.05% for the years ended January 31, 2022 and 2021, respectively.
(7)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(8)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period.
(9)	Represents value of net assets applicable to common stock plus the loan payable and mandatory redeemable preferred shares at the end of the period divided by the loan payable and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 14.19	$ 16.33	$ 15.21	$ 14.34	$ 13.52
Income (loss) from investment operations:
Net investment income (loss)(1)	0.19	0.08	0.05	0.13	0.24
Net realized and unrealized gain (loss)	0.82	(1.22)	1.97	1.64	1.48
Total from investment operations	1.01	(1.14)	2.02	1.77	1.72
Dividends and Distributions to Shareholders:
Net investment income	(0.98)	(0.98)	(0.90)	(0.13)	(0.26)
Net realized gains	—	(0.02)	—	(0.48)	(0.64)
Return of capital	—	—	—	(0.29)	—
Total dividends and distributions to shareholders	(0.98)	(1.00)	(0.90)	(0.90)	(0.90)
Net asset value, end of period	$ 14.22	$ 14.19	$ 16.33	$ 15.21	$ 14.34
Market value, end of period	$ 12.18	$ 12.31	$ 14.73	$ 13.28	$ 13.09
Total return, net asset value(2)	7.60%	(6.71)%	13.39%	—% (3)	—% (3)
Total return, market value(2)	7.37%	(9.24)%	17.77%	9.71%	18.17%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of total expenses to average net assets	1.06%	1.08%	1.06%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.39%	0.58%	0.28%	0.94%	1.73%
Portfolio turnover rate	102%	60%	63%	104%	76%
Net assets, end of period (000’s)	$1,347,891	$1,345,311	$1,548,372	$1,441,666	$1,359,815

(1)	Calculated using average shares outstanding.
(2)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(3)	Return not disclosed.
See Notes to Financial Statements

EQUITY & CONVERTIBLE INCOME FUND (NIE)
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Year Ended January 31,
	2024	2023	2022	2021	2020
PER SHARE DATA:
Net asset value, beginning of period	$ 22.43	$ 30.32	$ 30.91	$ 24.89	$ 22.53
Income (loss) from investment operations:
Net investment income (loss)(1)	0.18	0.11	(0.09)	0.06	0.18
Net realized and unrealized gain (loss)	3.21	(4.02)	2.77	7.48	3.70
Total from investment operations	3.39	(3.91)	2.68	7.54	3.88
Dividends and Distributions to Shareholders:
Net investment income	(1.11)	(2.00)	(1.52)	(0.09)	(0.20)
Net realized gains	—	(1.98)	(1.75)	(1.43)	(1.32)
Return of capital	(0.89)	—	—	—	—
Total dividends and distributions to shareholders	(2.00)	(3.98)	(3.27)	(1.52)	(1.52)
Net asset value, end of period	$ 23.82	$ 22.43	$ 30.32	$ 30.91	$ 24.89(2)
Market value, end of period	$ 21.33	$ 20.28	$ 27.33	$ 27.78	$ 23.14
Total return, net asset value(3)	16.05%	(12.54)%	8.22%	—% (4)	—% (4)
Total return, market value(3)	15.95%	(10.96)%	9.80%	28.21%	20.83%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets	1.07%	1.07%	1.12% (5)	1.07%	1.07%
Ratio of total expenses to average net assets	1.17%	1.18%	1.22% (5)	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.78%	0.41%	(0.28)% (5)	0.24%	0.74%
Portfolio turnover rate	104%	76%	71%	85%	50%
Net assets, end of period (000’s)	$659,977	$621,644	$840,257	$856,449	$689,650

(1)	Calculated using average shares outstanding.
(2)	Payment from affiliate increased the net asset value by less than $0.01.
(3)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning, ending and reinvestment values.
(4)	Return not disclosed.
(5)	Inclusive of excise tax expense of 0.05% for the years ended January 31, 2022.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
January 31, 2024
Note 1. Organization
Artificial Intelligence & Technology Opportunities Fund (AIO), Convertible & Income 2024 Target Term Fund (CBH), Convertible & Income Fund (NCV), Convertible & Income Fund II (NCZ), Diversified Income & Convertible Fund (ACV), Dividend, Interest & Premium Strategy Fund (NFJ), and Equity & Convertible Income Fund (NIE) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on May 24, 2019, March 21, 2017, January 17, 2003, April 22, 2003, March 10, 2015, December 12, 2006, and August 20, 2003, respectively. The Funds are each organized and registered as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. The Funds’ investment objectives are outlined in the Manager’s Discussion of Fund Performance pages.
Note 2. Significant Accounting Policies
The Funds are investment companies that follow the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
     •    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Conversion premium is not amortized. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT and MLP after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
AIO, CBH, NCV, NCZ and ACV declare distributions on a monthly basis. NFJ and NIE declare distributions on a quarterly basis. Distributions are recorded by the Funds on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
AIO and ACV have a Managed Distribution Plan which provides for the Funds to make a monthly distribution of $0.15 per share and $0.18 per share, respectively, as of January 31, 2024. NIE and NFJ have a Managed Distribution Plan which provides for the Funds to make a quarterly distribution of $0.50 per share and $0.245 per share, respectively, as of January 31, 2024. Effective with the March 2024 distribution, the NFJ rate was increased to $0.28 per share.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Convertible Securities
The Funds may invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation, and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.
H.	Payment-In-Kind Securities
The Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
I.	When-Issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Cash and Cash Equivalents
Cash and cash equivalents include deposits held at financial institutions, and are inclusive of dollar denominated cash, foreign currency, and deposit with brokers for written options.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Options Contracts
The Funds may write (sell) put and call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of their investment strategies. An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price.
When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Written options are reported as a liability within “Written options at value.” Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) from written options” in the Statements of Operations.
If an option expires unexercised, the Fund realizes a gain to the extent of the premium received. If a written call option is exercised, the premium received is recorded as an adjustment to the proceeds from the sale. If a written put option is exercised, the premium reduces the cost basis of the security. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain or loss. Gain or loss on written options is presented separately as “Net realized gain (loss) from written options” in the Statements of Operations.
The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the referenced security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline.
During the year ended January 31, 2024, ACV, NFJ and NIE invested in written covered call options contracts in an attempt to manage equity price risk and with the purpose of generating realized gains.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at January 31, 2024:

Statement Line Description	Primary Risk	ACV	NFJ	NIE
Liability Derivatives
Written options at value	Equity contracts	$(23)	$(1,051)	$(116)
Total Liabilities		$(23)	$(1,051)	$(116)

The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended January 31, 2024:
Statement Line Description	Primary Risk	ACV	NFJ	NIE
Net Realized Gain (Loss) from
Written options	Equity contracts	$196	$(4,669)	$1,053
Total		$196	$(4,669)	$1,053
Net Change in Unrealized Appreciation (Depreciation) on
Written options	Equity contracts	$(1)	$848	$(4)
Total		$(1)	$848	$(4)

The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Funds for the year ended January 31, 2024.
	ACV	NFJ	NIE
Written Options(1)	$24	$815	$117
(1) Average premium amount.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Investment Advisers, Inc. (“VIA” or the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily total managed assets of each Fund:

Fund	Advisory Fee
AIO	1.25%
CBH	0.75
NCV	0.70
NCZ	0.70
ACV	1.00
NFJ	0.90
NIE	1.00
AIO and CBH define total managed assets as the total assets of each Fund (including assets attributable to any borrowings, issued debt securities or preferred shares that may be outstanding, reverse repurchase agreements and dollar rolls) minus accrued liabilities (other than liabilities representing borrowings, issued debt securities, reverse repurchase agreements and dollar rolls). NCV and NCZ define total managed assets as the total assets of each Fund (including any assets attributable to any Preferred Shares or other forms of leverage of the Fund that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). ACV defines total managed assets as the total assets of the Fund (including assets attributable to any preferred shares, borrowings, issued debt securities or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage). NFJ and NIE define total managed assets as the total assets of each Fund (including assets attributable to any borrowing that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:
Fund	Subadviser
AIO	Voya IM(1)
CBH	Voya IM(1)
NCV	Voya IM(1)
NCZ	Voya IM(1)
ACV	Voya IM(1)
NFJ (Equity and Options Portfolios)	NFJ Investment Group(2)
NFJ (Fixed Income Portfolio)	Voya IM(1)
NIE	Voya IM(1)

(1) Voya Investment Management Co. LLC (“Voya IM”).
(2) NFJ Investment Group, LLC (“NFJ Investment Group”), which is an indirect, wholly-owned subsidiary of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exclusions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through February 1, 2025. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The reimbursements are accrued daily and received monthly.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Fund	Expense Limitation
AIO	0.09%
CBH	0.19
NCV	0.13
NCZ	0.15
ACV	0.17
NFJ	0.06
NIE	0.07
The exclusions include investment advisory fees paid to VIA, interest, any other fees or expenses relating to financial leverage, preferred shares (such as dividends on preferred shares, auction agent fees and commissions and rating agency fees) or borrowing (such as interest, commitment, amendment and renewal expenses on credit or redemption facilities), taxes, extraordinary, unusual or infrequently occurring expenses (such as litigation), costs related to share offerings, brokerage commissions, expenses incurred in connection with any merger or reorganization, underlying fund expenses and dividend expenses, if any (each expressed as a percentage of average daily net assets attributable to common shares).
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by years ending January 31:

	Expiration
Fund	2025	2026	2027	Total
AIO	$ 836	$ 894	$ 699	$ 2,429
CBH	175	117	101	393
NCV	794	720	453	1,967
NCZ	595	535	334	1,464
ACV	279	302	225	806
NFJ	1,598	1,590	1,373	4,561
NIE	888	783	613	2,284
During the year ended January 31, 2024, the Adviser recaptured expenses previously waived for the following Funds:
Fund
CBH	$23
NCV	— (1)
NCZ	10
(1)	Amount is less than $500 (not in thousands).
E.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as administrator to the Funds. For the services provided by the administrator under the Administration Agreement, the Funds pay the administrator an asset-based fee calculated on each Fund’s average daily Managed Assets. This fee is calculated daily and paid monthly.
For the year ended January 31, 2024, the Funds incurred administration fees totaling $4,275 which are included in the Statements of Operations within the line item “Administration and accounting fees”.
F.	Trustees’ Fees
For the year ended January 31, 2024, the Funds incurred Trustees’ fees totaling $385 which are included in the Statements of Operations within the line item “Trustees’ fees and expenses”.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that is, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended January 31, 2024, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
H.	Trustee Deferred Compensation Plan
The Trustees do not currently receive any pension or retirement benefits from the Funds. In calendar year 2018 and certain prior periods, the Funds maintained a deferred compensation plan pursuant to which each Independent Trustee had the opportunity to elect not to receive all or a portion of his or her fees from the respective Fund on a current basis, but instead to receive in a subsequent period chosen by the Independent Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Virtus Investment Trust (formerly known as Allianz Funds) and Virtus Strategy Trust (formerly known as Allianz Funds Multi-Strategy Trust) selected by the Independent Trustees from and after the normal payment dates for such compensation. The deferred compensation program was closed to new deferrals effective January 1, 2019, and all Trustee fees earned with respect to service in calendar years 2019 and 2020 were paid in cash, on a current basis. The Funds still have obligations with respect to Independent Trustee fees deferred in 2018 and in prior periods, and will continue to have such obligations until all deferred Trustee fees are paid out pursuant to the terms of the deferred compensation plan.
Effective March 2021, each Fund provides a new deferred compensation plan (“New Plan”) for its Trustees who receive compensation from the Funds. Under the New Plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Funds, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Prepaid expenses and other assets” in the Statements of Assets and Liabilities at January 31, 2024.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities, short-term securities and written options) during the year ended January 31, 2024, were as follows:
	Purchases	Sales
AIO	$ 576,009	$ 646,138
CBH	102,638	166,868
NCV	574,253	667,115
NCZ	442,269	508,187
ACV	359,880	384,675
NFJ	1,294,578	1,367,751
NIE	623,499	684,237
There were no purchases or sales of long-term U.S. government and agency securities during the year ended January 31, 2024.
Note 6. Federal Income Tax Information
($ reported in thousands)
At January 31, 2024, the approximate aggregate cost basis and unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
AIO	$ 740,089	$ 107,929	$ (27,144)	$ 80,785
CBH	185,712	480	(5,300)	(4,820)
NCV	542,374	34,951	(47,200)	(12,249)
NCZ	414,098	27,278	(35,777)	(8,499)
ACV	310,769	19,866	(16,311)	3,555
ACV (Written options)	(26)	6	(3)	3
NFJ	1,278,090	103,375	(69,596)	33,779
NFJ (Written options)	(964)	309	(396)	(87)
NIE	626,225	56,167	(38,448)	17,719
NIE (Written options)	(130)	31	(17)	14
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the fiscal year ended January 31, 2024, the Funds’ capital loss carryovers were as follows:

Fund	Short-Term	Long-Term
CBH	$ 577	$ 5,961

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Fund	Short-Term	Long-Term
NCV	$98,560	$201,001
NCZ	75,504	160,305
ACV	8,381	7,374
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Loss Deferred	Capital Loss Deferred
AIO	$ —	$ —	$ 102	$ —	$ —
CBH	—	—	—	304	6,538
NCV	—	—	3	3,854	299,561
NCZ	—	—	1	2,949	235,809
ACV	—	—	19	1,197	15,755
NFJ	2,673	34,882	—	—	—
NIE	—	—	12	3,492	—
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended January 31, 2024 and 2023 was as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
AIO
1/31/24	$ 4,509	$ 12,576	$ 44,729	$ 61,814
1/31/23	17,655	29,997	14,157	61,809
CBH
1/31/24	9,237	—	845	10,082
1/31/23	10,083	1,659	—	11,742
NCV
1/31/24	11,196	—	32,838	44,034
1/31/23	19,715	—	36,451	56,166
NCZ
1/31/24	9,793	—	24,745	34,538
1/31/23	15,376	—	28,116	43,492
ACV
1/31/24	—	—	22,389	22,389
1/31/23	6,837	17,578	—	24,415
NFJ
1/31/24	92,906	—	—	92,906
1/31/23	31,698	62,772	—	94,470
NIE
1/31/24	25,256	5,456	24,706	55,418
1/31/23	60,478	49,707	—	110,185
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 7. Credit and Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR,

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
ceased publishing certain other LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR to replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.
Each of AIO, CBH, NCV, NCZ and ACV leverages its portfolio through preferred shares, securities lending, senior secured notes and/or margin loan financing. While leverage presents opportunities for increasing each Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by each Fund would be magnified to the extent each Fund is leveraged.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.
Note 8. Auction-Rate Preferred Shares
For the period from February 1, 2022 through November 1, 2022, NCV had 1,894 shares of Auction-Rate Preferred Shares Series A, 1,779 shares of Auction-Rate Preferred Shares Series B, 1,909 shares of Auction-Rate Preferred Shares Series C, 1,842 shares of Auction-Rate Preferred Shares Series D and 1,507 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share.
For the period from February 1, 2022 through November 1, 2022, NCZ had 1,296 shares of Auction-Rate Preferred Shares Series A, 1,512 shares of Auction-Rate Preferred Shares Series B, 1,239 shares of Auction-Rate Preferred Shares Series C, 1,156 shares of Auction-Rate Preferred Shares Series D and 1,298 shares of Auction-Rate Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share.
Dividends on the Auction-Rate Preferred Shares accumulated daily at an annual rate that typically re-set every seven days. Distributions of net realized capital gains, if any, were paid annually.
On October 3, 2022, NCV and NCZ each announced a voluntary tender offer for up to 100% of its outstanding Auction-Rate Preferred Shares, at a price equal to 97.95% of the per share liquidation preference of $25,000 per share (or $24,487.50 per share), plus any unpaid dividends accrued through the expiration date of the tender offer of November 1, 2022. Approximately 99.7% of outstanding Auction-Rate Preferred Shares were tendered for NCV (8,902 shares) and 99.2% of outstanding Auction-Rate Preferred Shares were tendered for NCZ (6,452 shares).
On January 4, 2023, NCV and NCZ announced that each Fund would redeem, at liquidation preference plus any accumulated but unpaid dividends, its remaining Auction-Rate Preferred Shares beginning on January 23, 2023 and concluding on January 27, 2023 (29 shares for NCV and 49 shares for NCZ).
As of January 31, 2023 and January 31, 2024, there were no Auction-Rate Preferred Shares outstanding.
Note 9. Liquidity Facility and Securities Lending
($ reported in thousands)
AIO, CBH, NCV and NCZ have a Master Margin Loan Agreement (the “MMLA”) and a Securities Lending Authorization Agreement (the “SLAA” and together with the MMLA, the “BNYM Facilities”) with The Bank of New York Mellon (“BNYMellon”). Under the MMLA the Funds pledge their assets as collateral to secure obligations but retain the risks and rewards of the ownership of assets pledged to secure such obligations.
Under the SLAA, the Funds may loan securities to qualified brokers through a securities lending agency agreement with BNYMellon. Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash which is invested in a short-term money market fund and/or released to each Fund to be used for liquidity purposes in conjunction with the MMLA. Cash collateral received from securities lending is first credited against borrowings under the MMLA. Upon return of securities by the borrower, BNYMellon returns the cash collateral to the borrower, as applicable, which eliminates the credit against the borrowings and causes the drawdowns under the MMLA to increase by the amounts returned. The securities lending program is subject to the same limits and interest rate structure as the MMLA. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYMellon for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Securities lending transactions are entered into by each Fund under the SLAA which permit the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At January 31, 2024, the securities loaned were subject to the SLAA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Invested in Short-Term Money Market Fund(1)	Cash Collateral used for borrowing(2)	Net Amount(3)
AIO	$ 31,250	$ 2,480	$ 28,770	$ —
NCV	42,047	9,844	32,203	—
NCZ	32,325	8,704	23,621	—
(1)	Amount invested in a Money Market Mutual Fund with an Overnight and Continuous contractual maturity.
(2)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(3)	Net amount represents the net amount receivable due from the counterparty in the event of default.
At January 31, 2024, the maximum capital commitment amounts under the MMLA were $130,000, $71,000, $34,000 and $25,000, respectively, for AIO, CBH, NCV and NCZ. Interest on amounts drawn under each MMLA is charged at a daily rate, and a commitment fee is paid on the undrawn amounts as agreed to in the MMLA. As of January 31, 2024, AIO, NCV and NCZ used cash collateral received from the SLAA to purchase long term investments and/or invest the amount in a short-term money market fund. These investments are included in the line item “Investments in Securities, at value” on the Statements of Assets and Liabilities. The securities on loan under the SLAA and securities pledged as collateral under the MMLA are reflected on the Schedule of Investments. Any amounts payable under the MMLA/SLAA are reflected in the Statements of Assets and Liabilities as “Loan Payable” and/or “Collateral on securities loaned.” The interest rate charged at January 31, 2024 was 6.16% for CBH and 5.66% for AIO, NCV and NCZ. The expense is included in the Funds’ Statements of Operations under “Loan interest”.
Effective November 1, 2022, NCV and NCZ entered into an additional temporary Master Margin Loan Agreement (the “temporary MMLA”) with BNYM that allows NCV to borrow up to a limit of $150 million and NCZ to borrow up to a limit of $75 million. The temporary MMLA was terminated on May 26, 2023.
For the year ended January 31, 2024, the outstanding borrowings, average borrowings, average interest rate and interest expense under the BNYM Facilities were as follows:

Fund	Outstanding Borrowings	Average Borrowing	Weighted Average Interest Rate	Days Outstanding	Loan Interest Expense
AIO	$130,000 (a)	$130,000	5.70%	365	7,509
CBH	19,700 (b)	65,166	5.76	365	3,809
NCV	34,000 (c)	75,340	5.71	365	4,361
NCZ	25,000 (c)	46,052	5.74	365	2,678
(a)	Represents $30,000 received through the SLAA and $100,000 received through the MMLA.
(b)	Full amount received through the MMLA.
(c)	Full amount received through the SLAA.
Note 10. Long-Term Financing Arrangements
($ reported in thousands except per share amounts)
A. Mandatory Redeemable Preferred Shares
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $30,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of October 2, 2025.
On May 26, 2023, NCV and NCZ each completed a private placement with a single institutional investor. NCV issued $51,000 in Series A Mandatory Redeemable Preferred Shares (“MRPS”) with a mandatory redemption date of May 26, 2028, and $15,000 in Series B MRPS with a mandatory redemption date of May 26, 2030. NCZ issued $22,000 in Series A MRPS with a mandatory redemption date of May 26, 2028.
The estimated fair value of Series A and B (as applicable) MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield plus a market spread for the issuance of preferred shares. The MRPS are categorized as Level 2 within the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
The following table summarizes the key terms of the MRPS and their estimated fair value at January 31, 2024:
	Mandatory Redemption Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference	Estimated Fair Value
ACV Series A	October 2, 2025	4.34%	1,200,000	$25.00	$30,000	$29,440
NCV Series A	May 26, 2028	5.95%	2,040,000	$25.00	$51,000	$52,521
NCV Series B	May 26, 2030	5.95%	600,000	$25.00	$15,000	$15,488
NCZ Series A	May 26, 2028	5.95%	880,000	$25.00	$22,000	$22,656
Holders of MRPS are entitled to receive a quarterly dividend at an annual fixed dividend rate, subject to upward adjustment (by as much as 4.00%) during any period when the MRPS have a rating of below “A” from Fitch for ACV or below “A” from KBRA for NCV and NCZ, or the equivalent from another rating agency (with the rate increasing at lower rating levels). Interest expense is accrued daily and paid quarterly and are presented in the applicable Fund’s Statement of Assets & Liabilities as interest payable on mandatory redeemable preferred shares. For the year ended January 31, 2024, ACV accrued $1,302, NCV paid $2,700 and NCZ paid $900 in interest expense to mandatory redeemable preferred shareholders. The MRPS are senior, with priority in all respects, to the respective Fund’s outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. The MRPS rank pari passu with any and all other preferred shares issued by the respective Fund, and rank junior to the Fund’s indebtedness, including any Notes, Margin Loan Financing, Liquidity Facility and any other senior secured indebtedness. Each of ACV, NCV and NCZ may redeem all or any part of its MRPS at any time, subject to certain redemption premiums. With respect to the MRPS, each Fund is subject to periodic asset coverage testing. If a Fund’s asset coverage is insufficient, it may be required to redeem some or all of its MRPS.
NCV and NCZ incurred costs in connection with the issuance of the MRPS. These costs were recorded as a deferred offering cost and are being amortized over the respective life of each series of MRPS. Amortization of these deferred offering costs of $121 for NCV and $49 for NCZ are included under the caption “Interest on mandatory redeemable preferred shares and amortization of deferred offering costs on preferred shares” on the Statement of Operations, and the unamortized balance is deducted from the carrying amount of the MRPS under the caption “Mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
B. Senior Secured Notes
On October 2, 2015, ACV completed a private placement with a single institutional investor, consisting of $50,000 in Senior Secured Notes due November 22, 2029.
At January 31, 2024, ACV had $50,000 in aggregate principal amount of Notes outstanding. The Notes rank pari passu with all other senior debt of ACV, including the Margin Loan Financing, and are secured by a lien on all assets of the Fund of every kind, including all securities and all other investment property, equal and ratable with the liens securing the Margin Loan Financing. The Notes are senior, with priority in all respects, to the MRPS and the outstanding common shares as to payments of dividends and as to distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Notes accrue interest at an annual fixed rate of 3.94%. The Notes will be subject to a penalty interest rate if ratings fall below A- from Fitch or the equivalent from another agency. The Notes are prepayable in whole or in part at any time, subject to a prepayment premium, which may be adjusted under some circumstances based on asset coverage levels. Interest expense of $1,970 is included in the ACV’s Statement of Operations.
The estimated fair value of the Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury yield with a similar maturity date, plus the spread between the A-rated U.S. Corporate rate and the current U.S. Treasury yield with a similar maturity date, plus a market spread for the issuance of Notes. The senior secured notes are categorized as level 2 within the fair value hierarchy.
The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value of the Notes outstanding at January 31, 2024:
Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
November 22, 2029	3.94%	$50,000	$47,552
With respect to the Notes, the Fund is subject to monthly asset coverage tests that mirror those applicable to closed-end funds set forth in Section 18 of the 1940 Act, as well as periodic asset coverage tests that are tied to rating agency criteria, in each case subject to various terms and conditions. A breach of any of these tests, after the passage of a cure period, would constitute an event of default under the Notes. The agreements governing the MRPS and Notes impose certain additional customary covenants and restrictions on the Fund, including, among others, restrictions on distributions and a requirement that the Fund adhere to its stated investment policies.

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Note 11. Margin Loan Financing
($ reported in thousands)
ACV has entered into a margin loan financing agreement with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank. Cash borrowings are secured by assets of the ACV that are held with the Fund’s custodian in a separate account. Interest is charged at the Secured Overnight Bank Funding Rate plus an additional percentage rate on the amount borrowed.
For the year ended January 31, 2024, the weighted average daily balance outstanding was $25,000 at the weighted average interest rate of 6.17%. With respect to the margin loan financing, loan interest expense of $1,563 is included in the ACV’s Statement of Operations.
At January 31, 2024, the amount of outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$25,000	6.39%
Note 12. Cumulative Preferred Shares
($ reported in thousands except per share amounts)
In September 2018, NCV and NCZ each issued fixed-rate Series A Cumulative Preferred Shares. The shares are perpetual and non-callable for a period of five years. Commencing five years from the date of issuance and thereafter, to the extent permitted by the 1940 Act and Massachusetts law, the Funds may at any time, upon notice of redemption, redeem the Series A Preferred Shares in whole or in part at the liquidation preference per share plus accumulated dividends through the date of redemption. Dividends are paid on a quarterly basis and commenced on October 1, 2018, with the first such payment pro-rated from the date of issuance.
On December 16, 2020, the Board of NCV and NCZ approved a Repurchase Plan (“Repurchase Plan”) with respect to the outstanding series A cumulative preferred shares (“CPS”) issued by the Funds. On August 30, 2023, the Board of Trustees voted to terminate the Repurchase Plan.
The following table shows the details of the cumulative preferred shares as of January 31, 2024:
Fund	Issue Date	Annual Dividend Rate	Shares	Per Share Liquidation Preference	Aggregate Liquidation Preference
NCV	09/20/2018	5.625%	4,000,000	$25.00	$100,000
NCZ	09/11/2018	5.500	4,360,000	25.00	109,000
Note 13.  Indemnifications
Under the Funds’ organizational documents, the Funds, Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide a variety of indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and that have not occurred. However, the Funds have not had prior claims or losses pursuant to these arrangements and expect the risk of loss to be remote.
Note 14. Capital Shares
At January 31, 2024, each Fund has one class of common stock with $0.00001 par value of which unlimited shares are authorized.
Note 15. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. The following Funds held securities that were considered to be restricted at January 31, 2024:
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
NCV	LiveStyle, Inc.	2/3/16-11/30/16	$—	$—	0.0%
	LiveStyle, Inc. Series B	2/3/16	411	419	0.1
	Tenerity, Inc.	11/9/15-11/12/15	3,080	—	0.0
NCZ	LiveStyle, Inc.	2/3/16-11/30/16	—	—	0.0
	LiveStyle, Inc. Series B	2/3/16	411	420	0.2
	Tenerity, Inc.	11/9/15-11/12/15	2,371	—	0.0

NOTES TO FINANCIAL STATEMENTS (Continued)
January 31, 2024
Fund	Investment	Date of Acquisition	Cost	Value	Percentage of Net Assets
ACV	LiveStyle, Inc.	2/3/16-11/30/16	$—	$—	0.0%
	LiveStyle, Inc. Series B	2/3/16-11/30/16	62	63	0.0
Note 16. Regulatory Matters and Litigation
From time to time, the Funds, the Adviser, the subadvisers, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, and laws and regulations affecting their activities. At this time, the Funds and the Adviser believe that the outcomes of such matters are not likely, either individually, or in aggregate, to be material to these financial statements.
Note 17. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASC 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 18. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund, and Virtus Equity & Convertible Income Fund (hereafter collectively referred to as the “Funds”) as of January 31, 2024, the related statements of operations and the statements of cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, and Virtus Diversified Income & Convertible Fund for the year ended January 31, 2024, the statements of changes in net assets for each of the two years in the period ended January 31, 2024, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of January 31, 2024, the results of each of their operations and the cash flows for Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, and Virtus Diversified Income & Convertible Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended January 31, 2024, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of January 31, 2024 by correspondence with the custodian, transfer agents, issuer, agent banks and brokers. When replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
March 27, 2024
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

TAX INFORMATION NOTICE (Unaudited)
January 31, 2024
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Funds will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the fiscal year ended January 31, 2024, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
AIO	35.62%	27.08%	$ 12,576
CBH	0.00	0.00	—
NCV	8.72	8.29	—
NCZ	8.69	8.26	—
ACV	65.73	62.81	—
NFJ	21.80	20.40	34,882
NIE	24.38	23.21	2,004

CERTIFICATION
Each Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. Each Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of each Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by each Fund’s Board. You may obtain a description of these procedures, along with information regarding how each Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation.
Principal Strategies: Under normal market conditions, the Fund seeks to achieve its investment objective by investing across the capital structure in companies across a broad range of industries and technologies positioned to benefit from the evolution and disruptive power of artificial intelligence and other new technologies. The Fund seeks to invest in companies, across a wide range of industries and market capitalizations, that produce, design or market artificial intelligence technologies or other new technologies, use artificial intelligence or other new technologies in their product development or operations or are expected to benefit significantly from artificial intelligence or other new technologies and related developments.
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, equity securities, and debt and other income producing instruments. The Fund attempts to reduce the risk of capital loss through, among other things, independent credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy. The Fund normally does not invest more than 20% of its managed assets in income producing securities (such limit does not apply to convertible securities).
The Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of securities issued by artificial intelligence companies and in other companies that stand to benefit from artificial intelligence and other technology opportunities. The Fund considers artificial intelligence to mean the use of systems or other technologies able to either perform tasks that normally involve human intelligence, such as visual perception, speech recognition and decision-making, or leverage data-driven insights to deliver new solutions.
Under normal circumstances, at least 15% of the Fund’s net assets (plus any borrowings for investment purposes) are invested in artificial intelligence companies. The Fund normally invests at least 30% of its managed assets in convertible securities. The Fund does not normally invest more than 20% of its managed assets in high yield securities (such limit does not apply to convertible securities). The Fund normally invests at least 30% of its managed assets in equity securities. The Fund does not normally invest more than 30% of its managed assets in securities of foreign issuers.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Artificial Intelligence-Related Companies: Companies involved in, or exposed to, artificial intelligence-related businesses may have limited product lines, markets, financial resources and/or personnel. These companies typically face intense competition and potentially rapid product obsolescence and depend significantly on consumer preference and demand. These companies are also heavily dependent on intellectual property rights and may be adversely impacted by the loss or impairment of such rights. There can be no assurance that these companies will be able to successfully protect their intellectual property rights to prevent the misappropriation of their technology or that competitors will not develop technology that is substantially similar or superior to their technology. Legal and regulatory changes, particularly those related to information privacy and data protection, may have a negative impact on an artificial intelligence company’s products or services. Artificial intelligence companies often spend significant amounts of resources on research and development, and there is no guarantee that the products or services they produce will be successful. Artificial intelligence companies, especially smaller companies, tend to be more volatile than companies that do not rely heavily on technology. The artificial intelligence companies in which the Fund may invest may not be identified by or widely known for any particular artificial intelligence product or service, but rather use artificial intelligence in their product development or deployment or are expected to benefit substantially from artificial intelligence and related developments.
Technology-Related: Funds that make significant investments in the technology sectors will be subject to risks particularly affecting technology or technology-related companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, limited operating histories and management experience, and patent and other intellectual property considerations.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (AIO)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Sector Focused Investing: Events negatively affecting a particular market sector in which the portfolio focuses its investments may cause the value of the portfolio to decrease.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around October 29, 2031 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.15 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objectives are to provide a high level of income and to return at least $9.835 per common share (the original net asset value per common share before deducting offering costs of $0.02 per share) to holders of common shares on or about September 1, 2024.
Principal Strategies: The Fund normally invests at least 80% of its managed assets in a diversified portfolio of convertible securities and income-producing debt instruments. A portion of the Fund’s income-producing debt instruments are expected to consist of high yield securities (sometimes referred to as “high yield” or “junk” securities), which are securities that are, at the time of investment, rated below investment grade (below Baa3 by Moody’s Investors Service, Inc. or below BBB- by either S&P Global Rating Services or Fitch Ratings Inc.) or that are unrated but determined by Voya IM to be of comparable quality. In addition, a portion of the Fund’s income-producing debt instruments generally are expected to consist of senior secured loans.
Under normal market conditions, the Fund will seek to achieve its investment objectives by investing in a diversified portfolio of high yield securities, convertible securities and other income-producing debt instruments, including senior secured loans, primarily of U.S. issuers. The allocation of the Fund’s investments between these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, such that one asset class may be more heavily weighted in the Fund’s portfolio than the other class at any time and from time to time, and sometimes to a substantial extent. The Fund attempts to reduce the risk of capital loss through, among other things, internally generated credit analysis focused on downgrade and default risks and the implementation of a clearly defined sell discipline strategy.
Under normal circumstances, the Fund does not invest more than 30% of its managed assets in securities of non-U.S. issuers, including no more than 20% of its managed assets in securities of emerging markets issuers.
Under normal circumstances, the Fund may invest up to 30% of its managed assets in senior secured loans and other types of loans, loan assignments and loan participations, as measured at the time of investment.
Under normal circumstances, the Fund’s exposure to derivatives used for non-hedging purposes is limited to 20% of its managed assets.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of indebtedness.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Limited Term: The Fund will terminate on or around September 1, 2024 absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.

CONVERTIBLE & INCOME 2024 TARGET TERM FUND (CBH)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans are subject to credit and call risk, may be difficult to value, and have longer settlement times than other investments, which can make loans relatively illiquid at times.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND (NCV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income.
Principal Strategies: In selecting investments for the Fund, Voya IM attempts to identify issuers that successfully adapt to change. Voya IM uses traditional credit analysis combined with a disciplined, fundamental bottom-up research process that facilitates the early identification of issuers demonstrating an ability to improve their fundamental characteristics. Voya IM attempts to identify potential investments that it expects will exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. Voya IM’s sell discipline is clearly defined and designed to drive the Fund’s portfolio continually toward strength, taking into account factors such as a change in credit fundamentals, a decline in attractiveness relative to other securities and a decline in industry fundamentals.
Under normal circumstances, the Fund will invest at least 80% of its total assets in a diversified portfolio of convertible securities and non-convertible income-producing securities. The portion of the Fund’s assets invested in convertible securities, on the one hand, and non-convertible income-producing securities, on the other, will vary from time to time consistent with the Fund’s investment objective, although the Fund will normally invest at least 50% of its total assets in convertible securities.
The Fund may invest up to 20% of its total assets in securities other than convertible securities and non-convertible income-producing securities.
The Fund may invest up to 20% of its total assets in U.S. dollar-denominated securities of foreign issuers based in developed countries.
Leverage. The Fund currently does, but is not required to, maintain leverage in the form of auction-rate preferred shares and cumulative preferred shares.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.

CONVERTIBLE & INCOME FUND II (NCZ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to provide total return through a combination of current income and capital appreciation, while seeking to provide downside protection against capital loss.
Principal Strategies:
Under normal market conditions, the Fund seeks to achieve its investment objective by investing in a combination of convertible securities, debt and other income-producing instruments and common stocks and other equity securities. It is expected that substantially all of the Fund’s debt instruments and  a substantial portion of its convertible securities will consist of securities rated below investment grade or unrated but determined by Voya IM to be of comparable quality (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ assessment of economic conditions and market factors, including equity price levels, interest rate levels and their anticipated direction, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund also expects to normally employ a strategy of writing (selling) covered call options on the stocks held in the equity portion of the portfolio. The Fund may write covered call options on approximately 30% to 80% of the Fund’s common stocks from time to time, depending on market conditions, with respect to up to approximately 70% of the value of each position.
The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of convertible securities, income-producing equity securities and income-producing debt and other instruments of varying maturities. For purposes of this policy, “income-producing equity securities” include, among other instruments, dividend-paying common and preferred stocks.
The Fund will normally invest at least 50% of its managed assets in convertible securities.
The Fund currently does, but is not required to, maintain leverage in the form of preferred shares, borrowed money and issued debt securities.
Principal Risks:
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Leverage: When the Fund uses leverage through activities such as borrowing, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. The value of the shares of the Fund will be more volatile and sensitive to market movements as a result of its use of leverage. Leverage may also involve the creation of a liability that requires the Fund to pay interest.
High Yield Fixed Income Securities: Securities rated below the four highest rating categories of a nationally recognized statistical rating organization, may be known as “high-yield” securities and commonly referred to as “junk bonds.” The highest of the ratings among these nationally recognized statistical rating organizations is used to determine the security’s classification. Such securities entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the creditworthiness of high-yield/high-risk issuers is more complex than for higher-rated securities, making it more difficult for the Fund’s subadviser to accurately predict risk. There is a greater risk with high-yield/high-risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the Fund pursues missed payments, there is a risk that the Fund’s expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change. As a result of all of these factors, these bonds are generally considered to be speculative.
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.

DIVERSIFIED INCOME & CONVERTIBLE FUND (ACV)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Limited Term: The Fund will terminate on the first business day following the fifteenth anniversary of the effective date of its registration statement, May 22, 2030, absent Trustee and shareholder approval to amend the limited term provision of the Fund’s Amended and Restated Agreement and Declaration of Trust, as provided therein. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a monthly distribution at the rate of $0.18 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s primary investment objective is to seek current income and gains, with a secondary objective of long-term capital appreciation.
Principal Strategies: The Fund pursues its investment objectives by investing in a diversified portfolio of dividend-paying common stocks (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund employs a strategy of writing (selling) call options on equity indexes such that the underlying value of the indexes is within a range of approximately 75% to 100% of the net asset value of the Equity Component under normal market conditions, subject to future fluctuations in the assets attributable to the Equity Component.
On an annual basis, if the allocation of the Fund’s assets falls outside the ranges of 70% to 80% for the Equity Component and 20% to 30% for the Convertible Component, the Fund’s subadvisers will cause a rebalancing of the Fund’s portfolio such that each Component’s allocation is adjusted back to a point within its range in relative percentages determined by the subadvisers. In addition, the subadvisers may, but are not required to, cause the Fund to rebalance the Components to any point within their respective ranges at any time during the course of a year. The weighting of the Components may otherwise vary significantly from the enumerated ranges from time to time.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities and other instruments that provide dividends, interest or option premiums. The Equity Component will ordinarily consist principally of dividend-paying common stocks, but may also include preferred stocks and dividend-paying real estate investment trusts. The Convertible Component will ordinarily consist of convertible securities, including synthetic convertible securities, and may include convertible securities that are of below investment grade quality.
The Fund may invest up to 10% of its total assets in securities issued by master limited partnerships (“MLPs”).
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on equity indexes. There are several risks associated with transactions in options on indexes. As the writer of a call option, the Fund retains the risk of loss should the price of the underlying index decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.

DIVIDEND, INTEREST & PREMIUM STRATEGY FUND (NFJ)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
MLPs and MLP Affiliates: An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control on matters affecting the partnership. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The fees that MLPs charge for transportation of oil and gas products through their pipelines are subject to government regulation, which could negatively impact the revenue stream. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. These include the risk of environmental incidents, terrorist attacks, demand destruction from high commodity prices, proliferation of alternative energy sources, inadequate supply of external capital and conflicts of interest with the general partner. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes, so any change to this status would adversely affect the price of the MLP units.
Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. If their parent or sponsor entities fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.
The performance of securities issued by MLP affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depend on the performance of an MLP. As such, results of operations, financial condition, cash flows and distributions for MLP affiliates primarily depend on an MLP’s results of operations, financial condition and cash flows. The risks and uncertainties that affect the MLP, its results of operations, financial condition, cash flows and distributions also affect the value of securities held by the MLP affiliates. Securities of MLP I-Shares may trade at a market price below that of the MLP affiliate and may be less liquid than securities of their MLP affiliate.
No Guarantee: There is no guarantee that the Fund will meet its objective.
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.28 per share for distributions after March 1, 2024; prior to March 1, 2024, the rate for NFJ was $0.245 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)
Investment Objective: The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains.
Principal Strategies: The Fund pursues its investment objective by investing in a diversified portfolio of equity securities (the “Equity Component”) and income-producing convertible securities (the “Convertible Component”). The Fund also employs a strategy of writing (selling) call options on the stocks held in the Equity Component as well as on equity indexes, generally with respect to up to approximately 70% of the value of the securities in the Equity Component. The extent of the Fund’s use of this options strategy will vary depending on market conditions and other factors, and the Fund may determine from time to time to write call options on only a portion, or none, of the stocks in the Equity Component.
The percentage of the Fund’s total assets represented by each Component is expected to vary based on relative investment performance and the subadviser’s views regarding market conditions and other factors. The Fund expects that each Component will generally vary within the following ranges: 40% to 80% for the Equity Component and 20% to 60% for the Convertible Component. The risk/return profile of the Fund (taken as a whole) will vary according to the level of total assets allocated to each Component. The subadviser will normally attempt to maintain the portfolio of the Convertible Component with an average credit quality that is investment grade.
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a combination of equity securities and income-producing convertible securities.
The Fund may also invest up to 20% of its total assets in non-convertible income-producing securities.
Principal Risks:
Equity Securities: Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the net asset value of the Fund’s shares will be affected.
Convertible Securities: A convertible security may be called for redemption at a time and price unfavorable to the Fund. The value of a convertible security may decline as interest rates rise and/or vary with fluctuations in the market value of the underlying securities. Convertible securities have general characteristics similar to both debt securities and equity securities and may give rise to the associated risks.
Lower-rated securities: Investments in lower-rated and non-rated securities present a greater risk of loss to principal than higher-rated securities. Such securities entail greater price volatility and credit and interest rate risk than higher-rated securities. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities, especially during periods of economic uncertainty or change.
Credit: There is a risk that the issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of the security to decline. Debt instruments rated below investment-grade are especially susceptible to this risk.
Interest Rate: The values of debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund’s shares. Interest rate risk is generally greater for investments with longer maturities. Certain instruments pay interest at variable or floating rates. Variable rate instruments reset at specified intervals, while floating rate instruments reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the instrument. However, some instruments do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these instruments may fluctuate significantly when interest rates change.
Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore it might not benefit from any increase in value as a result of declining interest rates.
Option Strategy: The ability of the Fund to achieve current gains to support Fund dividends is partially dependent on the successful implementation of its strategy of writing covered call options on a portion of its portfolio securities. There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.
Market Volatility: The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments.
Preferred Stocks: Preferred stocks may decline in price, fail to pay dividends, or be illiquid. Because they often lack a fixed maturity or redemption date, preferred stocks are likely to fluctuate substantially in price when interest rates change.
Closed-End Fund: Because the Fund is a closed-end fund, its shares may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. The Fund may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the Fund will meet its objective.

EQUITY & CONVERTIBLE INCOME FUND (NIE)
INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited) (Continued)
Managed Distribution Plan: The Board of Directors has adopted a Managed Distribution Plan (the “Plan”) which currently provides for the Fund to make a quarterly distribution at the rate of $0.50 per share. Under the terms of the Plan, the Fund seeks to maintain a consistent distribution level that may be paid in part or in full from net investment income, realized capital gains, and a return of capital, or a combination thereof. The Board may amend, suspend or terminate the Plan at any time, without prior notice to shareholders, if it deems such action to be in the best interests of the Fund and its shareholders.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited)
Holders of common shares of beneficial interest (the “Common Shares”) of each of the Virtus-sponsored closed-end investment companies listed on Appendix A [which covers all the funds included in this report] hereto, as it may be amended from time to time (each a “Fund”), whose Common Shares are registered with the Agent (as defined below) (the “Registered Common Shareholders” or “Shareholders”), will automatically be enrolled (those so enrolled, the “Participants”) in the Fund’s Dividend Reinvestment Plan (the “Plan”) and are advised as follows with respect to each such Fund:
1. THE PLAN AGENT. Computershare Trust Company, N.A. (the “Agent”) will act as Agent for each Participant. The Agent will open an account for each Participant under the Plan with respect to the Fund in the same name in which his or her outstanding Common Shares of the Fund are registered with the Agent.
2. AUTOMATIC REINVESTMENT FOR PARTICIPANTS / CASH OPTION ELECTION. On behalf of each Participant, the Agent will automatically reinvest each Fund’s distributions of income, capital gains and returns of capital (together, “Distributions”) in Common Shares as described herein as of the first record date for a Distribution by the Fund to shareholders following the date on which the Participant becomes a shareholder of record of the Fund. In accordance with the foregoing, each Registered Common Shareholder will have all Distributions on his or her Common Shares automatically reinvested in additional Common Shares, unless such Shareholder elects to not be a Participant in the Plan and to receive such Distributions in cash. Registered Common Shareholders who wish to receive Distributions in cash, whether following his or her initial purchase of Common Shares or after having been a Participant in the Plan for some period, should so notify the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078, Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or, as applicable, by completing and returning the transaction form attached to each Plan statement, as specified and in accordance with Section 13 hereof.
3. MARKET PREMIUM ISSUANCES. With respect to each Participant, if on the payment date for a Distribution, the net asset value per Common Share of the Fund is equal to or less than the market price per Common Share plus estimated brokerage commissions, the Agent shall cause the Distribution to be invested by receiving newly issued Common Shares (“Additional Common Shares”), including fractions, from the Fund for each Participant’s account. The number of Additional Common Shares to be credited shall be determined by dividing the dollar amount of the Distribution by the greater of (i) the net asset value per Common Share on the payment date, or (ii) 95% of the market price per Common Share on the payment date.
4. MARKET DISCOUNT PURCHASES. With respect to each Participant, and except as provided below, if the net asset value per Common Share of the Fund exceeds the market price per Common Share plus estimated per share fees (which include any applicable brokerage commissions the Agent is required to pay) on the payment date for a Distribution, the Agent (or a broker-dealer selected by the Agent) shall endeavor to apply the amount of such Distribution on such Participant’s Common Shares to purchase Common Shares of the Fund on the open market. Such market purchases will commence on or shortly after the payment date for such Distribution and the Agent shall complete such purchases not more than thirty (30) calendar days after such Distribution payment date, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If the Agent is unable to invest the full amount of a Distribution through open market purchases pursuant to this Section 4, or, if before the Agent has completed the open market purchases, the market price per Common Share of the Fund plus estimated per share fees exceeds the net asset value per Common Share as of the last business day immediately prior to the purchase date (the “prior business day”), the Agent shall cause the remainder of the Distribution to be invested by receiving Additional Common Shares, including fractions, from the Fund for each Participant’s account, the number of which shall be determined by dividing the dollar amount of the remainder (i.e., the uninvested portion) of the Distribution by the greater of
(i) the net asset value per Common Share on the prior business day, or (ii) 95% of the market price per Common Share on the prior business day (which, in either case, may be a price greater or lesser than the net asset value per Common Share on the payment date for the applicable Distribution). Participants should note that they will not be able to instruct the Agent to purchase Common Shares at a specific time or at a specific price. Open-market purchases may be made on any securities exchange where Common Shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine.
The Agent may commingle all Participants’ amounts to be used for open market purchases of the Fund’s Common Shares. The weighted average price of all Common Shares purchased on the open market by the Agent as Agent and/or issued by the Fund pursuant to Section 3 shall be the price per Common Share allocable to each Participant.
5. VALUATION. The market price of Common Shares of a Fund on a particular date shall be the last sales price on the securities exchange where the Common Shares are listed on that date (the “Exchange”), or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations on such Exchange on such date will be used. The net asset value per Common Share on a particular date shall be the amount calculated on that date (or if not calculated on such date, the amount most recently calculated) by or on behalf of the Fund in accordance with the Fund’s current policies.
6. SAFEKEEPING. In order to protect against loss, theft or destruction, if Participants hold Common Shares registered in their own names in certificate form, Participants may deposit such Common Shares into their Plan accounts. Certificates, along with a letter of instruction, should be sent to the Agent by registered mail and properly insured. Participants should not endorse their certificates. There are no fees for this service.
7. TAXATION. The automatic reinvestment of Distributions does not relieve Participants of any taxes which may be payable on Distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to tax consequences of participation in the Plan, Participants should consult with their own tax advisors.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
8. LIABILITY OF AGENT. The Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under these terms and conditions and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Agent’s negligence, bad faith, or willful misconduct or that of its employees. Each Participant’s uninvested funds held by the Agent will not bear interest. The Agent shall have no liability in connection with any inability to purchase or sell Common Shares within the time period specified herein, or with the timing of any purchases or sales effected. The Agent shall have no responsibility for the value of Common Shares acquired. The Agent may commingle Participants’ funds.
9. RECORDKEEPING. The Agent may hold each Participant’s Common Shares acquired pursuant to the Plan together with the Common Shares of other Registered Common Shareholders of the Fund acquired pursuant to the Plan in non- certificated form in the Agent’s name or that of the Agent’s nominee. Distributions on fractional shares will be credited to each Participant’s account. Each Participant will be sent a confirmation by the Agent of each acquisition made for his or her account as soon as practicable,. Participants may request to sell a portion of the Common Shares held by the Agent in their Plan accounts online, by calling the Agent, by writing to the Agent, or by completing and returning the transaction form attached to each Plan statement as specified above. The Agent will sell such Common Shares through a broker-dealer selected by the Agent within five (5) business days of receipt of the request assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral of the sale is required under applicable federal or state laws or regulations). The sale price, which will not be determined until such time as the broker-dealer completes the sale, will equal the weighted average price of all Common Shares sold through the Plan on the day of the sale, less per share fees. Per share fees include any applicable brokerage commissions the Agent is required to pay. Participants should note that the Agent is unable to accept instructions to sell on a specific date or at a specific price. As an alternative to selling Common Shares through the Agent, a Participant may request that the Agent electronically transfer his or her Common Shares to his or her brokerage account in applicable circumstances. Any share dividends or split shares distributed by the Fund on Common Shares held by the Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its Common Shareholders rights to purchase additional Common Shares, the Common Shares held for each Participant under the Plan will be added to other Common Shares held by the Participant in calculating the number of rights to be issued to each Participant.
10. PROXY MATERIALS. The Agent will forward to each Participant any proxy solicitation material it receives with respect to the Common Shares in the Participant’s Plan account. The Agent will vote any Common Shares held for a Participant first in accordance with the instructions set forth on proxies returned by such Participant to the Fund, and then with respect to any proxies not returned by such Participant to the Fund, in the same proportion as the Agent votes the proxies returned by the Participants to the Fund.
11. BROKERS, NOMINEE HOLDERS, ETC. In the case of Registered Common Shareholders such as a broker, bank or other nominee that holds Common Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If a beneficial owner’s broker, bank or other nominee who is the record shareholder for the beneficial owner’s Common Shares is not a Registered Common Shareholder (i.e., the Common Shares are not registered with the Agent), neither the nominee nor the beneficial owner will be a Participant under the Plan and have Distributions automatically reinvested by the Agent (although the broker, bank or other nominee may offer other dividend reinvestment programs independent from this Plan). If a beneficial owner of Common Shares wishes to participate in the Plan, but his or her broker, bank or other nominee is unable or unwilling to become a Registered Common Shareholder and a Participant on behalf of the beneficial owner, the beneficial owner may request that the broker, bank or other nominee arrange to have all or a portion of his or her Common Shares re- registered with the Agent in the name of the beneficial owner, such that the beneficial owner becomes a Registered Common Shareholder and, as such, would be enrolled as a Participant in the Plan unless he or she elects otherwise in accordance with the terms hereof. Participants whose Common Shares are registered in the name of one nominee firm may not be able to transfer the Common Shares to another nominee firm and continue to participate in the Plan.
12. FEES. The Agent’s service fee for handling Distributions will be paid by the Fund. Each Participant will be charged per share fees (currently $0.02 per share) on all open-market purchases. If a Participant elects to have the Agent sell part or all of his or her Common Shares and remit the proceeds, such Participant will be charged per share fees (currently $0.02 per share). Per share fees include any applicable brokerage commissions the Agent is required to pay. The Participant will not be charged any other fees for this service.
13. TERMINATION IN THE PLAN / NOTIFICATION OF ELECTION TO RECEIVE CASH DISTRIBUTIONS. Each Registered Common Shareholder may elect to receive Distributions from a Fund in cash and, if a Participant in the Plan, to disenroll from and terminate his or her account under the Plan, by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078, by calling (866) 270-7788 or (413) 775-6091 or by completing and returning the transaction form attached to each Plan statement. Any such written notification must be in proper order and duly executed by the Participant and any notification online or by telephone must be in accordance with such reasonable requirements as the Agent and the Fund may agree. If the Agent receives your request to discontinue Distribution reinvestment on or after the record date for the Fund’s next Distribution, the Agent may either pay the Distribution in cash or reinvest it on the next investment date on the Registered Common Shareholder’s behalf. If reinvested, the Agent may sell the Common Shares purchased and send the proceeds less any applicable fees. The Plan may be terminated for a Fund by the Agent or the Fund upon notice in writing mailed to each Participant at least thirty (30) calendar days prior to the effective date of the termination. Upon any termination, the Agent will arrange to deposit all full Common Shares held for each Participant into his or her account, where they will be held in book-entry by the Agent. A cash adjustment will be made for any fraction of a Common Share at the then current market value of the Common Shares to be delivered to him or her less any applicable fees. If preferred, a Participant may request the sale of all full and fractional Common Shares held by the Agent in his or her Plan account in order to terminate participation in the Plan in accordance with
Section 9 hereof. If a Participant has terminated his or her participation in the Plan but continues to have Common Shares registered in his or her name with the Agent, he or she may re-enroll in the Plan at any time by notifying the Agent online at www.computershare.com/investor, by writing to the Agent at P.O. Box 43078 Providence, RI 02940-3078 or by calling (866) 270-7788 or (413) 775-6091.

VIRTUS CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN (Unaudited) (Continued)
14. AMENDMENT OF THE PLAN. These terms and conditions may be amended by the Agent or the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least thirty (30) calendar days prior to the effective date thereof. The amendment shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent of a successor Agent, subject to the prior written approval of the successor Agent by the Fund. Upon any such appointment of a successor Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all Distributions payable on Common Shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.
15. APPLICABLE LAW. These terms and conditions shall be governed by the laws of The Commonwealth of Massachusetts.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited)
The Board of Trustees (the “Board”) of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”), Virtus Diversified Income & Convertible Fund (“ACV”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”), and Virtus Equity & Convertible Income Fund (“NIE”) (each a “Fund” and, collectively, the “Funds”) is responsible for determining whether to approve the continuation of each investment advisory agreement (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”) between each Fund and Virtus Investment Advisers, Inc. (“VIA”) and of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreements, the “Agreements”) among each Fund, VIA and Voya Investment Management Co. LLC (“Voya”) and among NFJ, VIA and NFJ Investment Group, LLC (“NFJ Investment Group”) (each of Voya and NFJ Investment Group, a “Subadviser” and collectively, the “Subadvisers”). At a meeting held in a virtual meeting format on November 1, 2023, and at an in-person meeting held on November 14-15, 2023 (collectively, the “Meetings”), the Board, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Funds (the “Independent Trustees”) considered and approved the continuation of each Agreement, as further discussed below.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VIA and the Subadvisers which, in the view of the Board, constituted information necessary for it to evaluate each of the Agreements. The Board also considered information furnished throughout the year at regular meetings of the Board and its committees with respect to the services provided by VIA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results with respect to the Funds and periodic presentations from the Subadvisers. The Board noted the affiliation of NFJ Investment Group with VIA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria separately with respect to the applicable Fund and its shareholders. The Board considered all factors that it considered relevant, including those discussed below. The Board did not identify any one factor as all-important or controlling, and each member may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in executive sessions with their independent legal counsel at which no representatives of VIA or the Subadvisers were present.
Nature, Extent and Quality of Services
The Board received in advance of the Meetings various data and information regarding the nature, extent and quality of the services provided under the Agreements, including responses by VIA and each of the Subadvisers to detailed requests submitted by independent legal counsel to the Independent Trustees on their behalf, as well as responses by VIA and each Subadviser to follow-up questions from the Board. The Trustees also previously had received presentations by VIA’s and each Subadviser’s senior management personnel. The responses to the information requests and the presentations included, among other things, information about the: background, experience and investment philosophy of senior management and investment personnel responsible for managing the Funds; resources, operations and compliance structure of VIA and the Subadvisers; and investment process, investment strategies, personnel, compliance procedures, and overall performance of VIA and the Subadvisers.
In considering the Advisory Agreements with VIA, the Board considered VIA’s process for supervising and managing the Funds’ subadviser(s), including: (a) VIA’s ability to select and monitor subadvisers; (b) VIA’s ability to provide the services necessary to monitor each subadviser’s compliance with the applicable Fund’s respective investment objective(s), policies and restrictions, as well as to provide other oversight activities, including with respect to Fund performance, monitoring of each Fund’s discounts, distributions, and leverage rates; and (c) VIA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Board also considered: (a) the experience and capability of VIA’s management and other personnel; (b) the financial condition of VIA, and whether it had the financial wherewithal to continue to provide a high level and quality of services to the Funds; (c) the quality of VIA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative and other services provided by VIA and its affiliates to the Funds; (e) VIA’s supervision of the Funds’ other service providers; and (f) VIA’s risk management processes. It was noted that an affiliate of VIA serves as administrator to the Funds. The Board also took into account its knowledge of VIA’s management and the quality of the performance of VIA’s duties, as well as information from the Funds’ Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
With respect to the services provided by each Subadviser, the Board considered information provided by each Subadviser, as well as information provided throughout the past year. The Board noted that each Subadviser provided to the respective Fund portfolio management, compliance with the respective Fund’s investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VIA’s and each Subadviser’s management of the respective Fund must be carried out in accordance with the Fund’s investment objective, policies and restrictions. The Board considered each Subadviser’s portfolio management services, including: (a) the scope of its operations; (b) its portfolio management capabilities; (c) the breadth and depth of its management, investment and research personnel; and (d) the various support services that it provides to the respective Fund. The Board considered the investment management process and strategies employed by each Subadviser, and experience and capability of each Subadviser’s management and other personnel committed by the Subadviser to the respective Fund. The Board also considered: (a) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (b) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including any regulatory actions, investigations or material litigation.
Investment Performance
The Board considered performance reports and discussions at meetings of the Board and its committees throughout the year, as well as a report (the “Broadridge Report”) for the Funds prepared by Broadridge Financial Solutions, Inc., an independent third-party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other closed-end funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about each Funds’ performance results and attribution, as well as each Subadviser’s investment strategies. The Board noted VIA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisers. The Board also took into account discussions with management regarding factors that contributed to the performance of each Fund. The Board also reviewed comparisons of the Fund’s contractual and net management fee and net total expense levels to those of its peer universe when considering Fund performance.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended March 31, 2023.
AIO. The Board noted that the Fund underperformed the median of its Performance Universe for the year-to-date period and outperformed the median of its Performance Universe for the 1- and 3-year periods. The Board also noted that the Fund underperformed its benchmark for the year-to-date and 1-year periods and outperformed its benchmark for the 3-year period.
CBH. The Board noted that the Fund underperformed the median of its Performance Universe for the year-to-date, 3-year and 5-year periods and outperformed the median of its Performance Universe for the 1-year period. The Board also noted that the Fund underperformed its benchmark for the year-to-date and 5-year periods and outperformed its benchmark for the 1- and 3-year periods.
NCV. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the year-to-date period and underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
NCZ. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the year-to-date period and underperformed the median of its Performance Universe and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
ACV. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-year period and outperformed the median of its Performance Universe for the year-to-date, 3-year and 5-year periods. The Board also noted that the Fund underperformed its benchmark for the year-to-date and one-year periods and outperformed its benchmark for the 3-year and 5-year periods.
NFJ. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 5- and 10-year periods and outperformed the median of its Performance Universe for the year-to-date and 3-year periods. The Board also

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
noted that the Fund underperformed its benchmark for the 3-, 5- and 10-year periods and outperformed its benchmark for the year-to-date and 1-year periods.
NIE. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 10-year periods, performed the same as the median of its Performance Universe for the 5-year period and outperformed the median of its Performance Universe for the year-to-date period. The Board also noted that the Fund underperformed its benchmark for the year-to-date and 1-, 3-, 5- and 10-year periods.
The Board also considered management’s discussion about the reasons for, or actions taken to address, each Fund’s underperformance, as applicable, relative to its Performance Universe or benchmark. The Board also considered that the Funds had changed subadvisers during several of the performance periods shown, so that some of the performance shown was that of a prior subadviser. The Board also considered the distribution rates for each Fund relative to peers. With respect to CBH, the Board considered VIA’s representations regarding the Fund’s portfolio positioning given that the Fund’s term ends in 2024 unless extended by the Board. After reviewing these and related factors, the Board concluded that each Fund’s overall performance, the reasons discussed for each Fund’s underperformance, as applicable, and/or actions taken by VIA and/or the Subadvisers to address the underperformance, as applicable, were satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees, which may not be the case for all peer funds included in the Expense Universe. As a result, the Board reviewed and considered the total expense levels as well as the management fees relative to the Expense Universe. The Board also noted that each Fund had an expense cap in place to limit the total expenses incurred by the Fund and its shareholders. The Board also noted that the subadvisory fees were paid by VIA out of its management fees rather than paid separately by the Fund. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VIA after payment of the subadvisory fee and the services provided, respectively, by VIA and the Subadvisers. The Board also considered the fee rates payable by comparable accounts managed by each Subadviser. They also considered recent changes in the capital structure for NCV and NCZ, respectively. With respect to the fees and expenses related to each Fund’s use of leverage, the Board considered the conflicts of interest involved in the use of leverage by the Funds in that VIA’s advisory fee is based on the assets managed.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
AIO. The Board considered that the Fund’s gross management fee and net total expenses after waivers were above the median of the Expense Universe.
CBH. The Board considered that the Fund’s gross management fee was below the median of the Expense Universe and net total expenses after waivers were above the median of the Expense Universe.
NCV. The Board considered that the Fund’s gross management fee and net total expenses after waivers were above the median of the Expense Universe.
NCZ. The Board considered that the Fund’s gross management fee and net total expenses after waivers were above the median of the Expense Universe.
ACV. The Board considered that the Fund’s gross management fee and net total expenses after waivers were above the median of the Expense Universe.
NFJ. The Board considered that the Fund’s gross management fee was equal to the median of the Expense Universe and net total expenses after waivers were below the median of the Expense Universe.
NIE. The Board considered that the Fund’s gross management fee and net total expenses after waivers were below the median of the Expense Universe.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS
BY THE BOARD OF TRUSTEES (Unaudited) (Continued)
Profitability
The Board also considered certain information relating to profitability that had been provided by VIA. In this regard, the Board considered information regarding the overall profitability of VIA for its management of the Funds, as well as its profits and those of its affiliates including NFJ Investment Group and the administrator. In addition to the fees paid to VIA and its affiliates, including the NFJ Investment Group and the administrator, the Board considered other benefits derived by VIA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to the Funds, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VIA and its affiliates from each Fund was within a reasonable range in light of the quality of the services rendered to the Funds by VIA and its affiliates, and other factors considered.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees payable under the Subadvisory Agreements are paid by VIA out of the fees that VIA receives under the Advisory Agreements, and not by the Subadvisers. In considering the fee payable by VIA to the Subadvisers, the Board noted that, because NFJ Investment Group is an affiliate of VIA, its profitability should be considered as part of the profitability of VIA and, therefore, the Board considered the profitability of VIA and NFJ Investment Group together. For each of the above reasons, the Board concluded that the separate profitability to the Subadvisers and their affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board considered the extent to which economies of scale would be realized as the Funds’ assets grow, and whether the fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that economies of scale may develop for certain funds as their assets increase and their fixed fund-level expenses decline as a percentage of assets, but that closed-end funds such as the Funds typically do not have the ability to increase substantially their asset base as do open-end funds.
The Board also considered the advisory fee rate in relation to the current asset size of each respective Fund, and whether any economies of scale exist at that size. The Board also noted that VIA had agreed to implement an extension of each Fund’s expense cap through January 31, 2025. The Board concluded that, given the Funds’ closed-end structure, no changes to the Funds’ advisory and subadvisory fee structures were necessary or advisable at this time. The Board agreed that it would be appropriate to monitor this matter in the event that the assets of the Funds were to increase substantially via a secondary or rights offering, capital appreciation, reinvested dividends, the use of increased leverage or some other means.
Other Factors
The Board considered information regarding potential “fallout” or ancillary benefits that may be realized by VIA, each Subadviser and their respective affiliates as a result of their relationships with the Funds. The Board noted that an affiliate of VIA provides administrative services to the Funds. The Board noted management’s discussion of the fact that, while the NFJ Investment Group is an affiliate of VIA, there are no other direct benefits received by NFJ Investment Group or VIA in providing investment advisory services to NFJ, other than the fees earned under the respective Agreement.
The Board concluded that potential “fallout” benefits that VIA and the Subadvisers may receive, such as greater name recognition or increased ability to obtain research and brokerage services, as applicable, may, in some cases, benefit the Funds.
Conclusion
After considering all factors that it considered relevant, the Board, including a majority of the Independent Trustees, approved the applicable Agreements with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and Officers of the Funds as of the date of the issuance of this report is set forth below. The address of each individual, unless otherwise noted, is c/o Virtus Funds, One Financial Plaza, Hartford, CT 06103.
Independent Trustees(1)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee During Past 5 Years
McLoughlin, Philip R. YOB: 1946 Served Since: 2021 (AIO, NCZ, ACV, NFJ and NIE) 2022 (CBH and NCV) 94 Portfolios	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee and Chairman (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee and Chairman (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (45 portfolios).
Burke, Donald C.(2) YOB: 1960 Served Since: 2023 (Trustee: AIO, NFJ and NIE; and Advisory Board Member: CBH, NCV, NCZ and ACV) 94 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (45 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee During Past 5 Years
Cogan, Sarah E. YOB: 1956 Served Since: 2019 (all Funds) 91 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (45 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds(3) (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2011 (NCV, NCZ, NFJ and NIE) 2015 (ACV) 2017 (CBH) 2019 (AIO) 91 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (45 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (7 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds(3) (30 portfolios).
Drummond, F. Ford YOB: 1962 Served Since: 2015 (NIE, NFJ, ACV, NCV and NCZ) 2017 (CBH) 2019 (AIO) 91 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc. Formerly, Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	President Elect (since 2023), Oklahoma Cattlemen’s Association; Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (45 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios) and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Director (since 2015), Texas and Southwestern Cattle Raisers Association; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (7 portfolios); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Director (since 2011), Bancfirst Corporation; Trustee (since 2006), Virtus Investment Trust (13 portfolios); and Board Member (2006 to 2020), Oklahoma Water Resources Board.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee During Past 5 Years
McDaniel, Connie D.(4), (5) YOB: 1958 Served Since: 2023 (all Funds) 91 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Vice Chair (since 2024), Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Vice Chair (since 2024) and Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Vice Chair (since 2024) and Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Vice Chair (since 2024) and Director (since 2020), Virtus Total Return Fund Inc.; Vice Chair (since 2024) and Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Vice Chair (since 2024) and Trustee (since 2017), Virtus Mutual Fund Family (45 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McNamara, Geraldine M.(6) YOB: 1951 Served Since: 2023 (Trustee: AIO, NCV, NCZ, ACV, NFJ and NIE; and Advisory Board Member: CBH) 94 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (45 portfolios).
Walton, R. Keith(7) YOB: 1964 Served Since: 2022 (AIO, NCV, ACV and NIE) 2023 (CBH, NCZ and NFJ) 91 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2021) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since September 2023) and Advisory Board Member (2022 to September 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since May 2023) and Advisory Board Member (2022 to May 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since July 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (7 portfolios) and Virtus Mutual Fund Family (45 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee During Past 5 Years
Zino, Brian T. YOB: 1952 Served Since: 2022 (all funds) 91 Portfolios	Retired. Various roles at J. & W. Seligman & Co. Incorporated (1982 to 2009), including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (45 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee(8)
The individual listed below is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Trusteeships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2021 (all funds) 98 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds) and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee, President and Chief Executive Officer (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (7 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (7 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (45 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
(1)“Independent Trustees” are those Trustees who are not “interested persons”, (as defined in Section 2(a)(19) of the 1940 (Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds.
(2)Effective May 1, 2023, Mr. Burke was appointed as an Advisory Board Member of Virtus Convertible & Income 2024 Target Term Fund (“CBH”), Virtus Convertible & Income Fund (“NCV”), Virtus Convertible & Income Fund II (“NCZ”) and Virtus Diversified Income & Convertible Fund (“ACV”); effective May 23, 2023, Mr. Burke was appointed as a Trustee of Virtus Artificial Intelligence & Technology Opportunities Fund (“AIO”), Virtus Dividend, Interest & Premium Strategy Fund (“NFJ”) and Virtus Equity & Convertible Income Fund (“NIE”).
(3)PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.
(4)Effective May 23, 2023, Ms. McDaniel was appointed as a Trustee of AIO, CBH, NCV, NCZ, ACV, NFJ and NIE.
(5)Effective February 27, 2024, Ms. McDaniel was appointed as Vice Chair of the Board.
(6)Effective May 22, 2023, Ms. McNamara was elected as a Trustee of NCV and ACV; effective May 23, 2023, Ms. McNamara was appointed as a Trustee of NCZ and NFJ.
(7)Effective May 22, 2023, Mr. Walton was elected as a Trustee of NFJ; effective May 23, 2023, Mr. Walton was appointed as a Trustee of NCZ; effective September 1, 2023, Mr. Walton was appointed as a Trustee of CBH.
(8)Mr. Aylward is an “Interested Person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with the Investment Manager and its affiliates.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers Who Are Not Trustees
Name and Year of Birth	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President, Chief Financial Officer and Treasurer (since 2021).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022) and Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm, Jennifer YOB: 1973	Vice President, Chief Legal Officer, Counsel and Secretary (since 2022) and Vice President and Assistant Secretary (2021-2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2021).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2021)	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President, Fund Administration (2020 to 2023), Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2021).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Thaker, Nikita K. YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021).	Vice President (since 2021) and Assistant Vice President (2016 to 2021), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2013) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.

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Trustees
Philip R. McLoughlin, Chair of the Board of Trustees
Connie D. McDaniel, Vice Chair of the Board of Trustees
George R. Aylward
Sarah E. Cogan
Deborah A. DeCotis
F. Ford Drummond
R. Keith Walton
Brian T. Zino
Donald C. Burke, Advisory Member (CBH/NCV/NCZ/ACV) and Trustee (AIO/NFJ/NIE)
Geraldine M. McNamara, Advisory Member (CBH) and Trustee (AIO/NCV/NCZ/ACV/NFJ/NIE)
Principal Officers
George R. Aylward, President and Chief Executive Officer
Peter J. Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Nikita Thaker, Vice President, Controller and Assistant Treasurer
Investment Adviser
Virtus Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent, Dividend Paying Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Legal Counsel
Dechert LLP
One Bush Street, Suite 1600
San Francisco, CA 94104
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Shareholder Services	1-866-270-7788
Website	Virtus.com
Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

Computershare Investor Services
P. O. Box 43078
Providence, RI 02940-3078
For more information about Virtus Closed-End Funds,
please contact us at 1-866-270-7788 or closedendfunds@virtus.com, or visit Virtus.com.
8559	03-24

Item 1.	Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

As of the end of the period covered by the report, the Registrant’s Board of Trustees had determined that each of Connie D. McDaniel and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Ms. McDaniel and Mr. Zino is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $43,588 for 2024 and $42,525 for 2023.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,914 for 2024 and $1,424 for 2023. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $10,604 for 2024 and $24,705 for 2023.

“Tax Fees” are those primarily associated with review of the Fund’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Fund’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Fund, periodic discussion with management on tax issues affecting the Fund, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2024 and $0 for 2023.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Virtus Diversified Income & Convertible Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PricewaterhouseCoopers LLP. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s adviser(s) or any entity controlling, controlled by, or under common control with the Fund’s adviser(s) that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $10,604 for 2024 and $24,705 for 2023.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)

The registrant has a separately designated audit committee. Effective March 1, 2024, the members of the audit committee are Deborah A. DeCotis, Geraldine McNamara, and Brian T. Zino. Donald C. Burke also serves as an advisory member of the audit committee. From February 27, 2024 to February 29, 2024, the members of the audit committee were Deborah A. DeCotis, Connie D. McDaniel, Geraldine McNamara, and Brian T. Zino. Donald C. Burke also served as an advisory member of the audit committee during that period. From May 23, 2023 to February 26, 2024, the members of the audit committee were Deborah A. DeCotis, Connie D. McDaniel and Brian T. Zino. Donald C. Burke also served as an advisory member of the audit committee during that period. From May 1, 2023 to May 22, 2023, the members of the audit committee were Deborah

A. DeCotis, Philip R. McLoughlin, and Brian T. Zino. Donald C. Burke and Connie D. McDaniel each also served as an advisory member of the audit committee during that period. From April 8, 2023 to April 30, 2023, the members of the audit committee were Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Philip R. McLoughlin, R. Keith Walton, and Brian T. Zino. Geraldine M. McNamara also served as an advisory member of the audit committee during that period. From January 1, 2023 to April 7, 2023, the members of the audit committee were Sarah E. Cogan, Deborah A. DeCotis, F. Ford Drummond, Philip R. McLoughlin, Alan Rappaport, R. Keith Walton and Brian T. Zino. Geraldine M. McNamara also served as an advisory member of the audit committee during that period.

(b)	Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund has adopted a Policy Regarding Proxy Voting (the “Policy”) stating the Fund’s intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund or its voting delegates will endeavor to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund or its voting delegates must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

In the absence of a specific direction to the contrary from the Board, the Fund’s adviser or subadviser is responsible for voting proxies for the Fund, or for delegating such responsibility to a qualified, independent organization engaged by the adviser or subadviser to vote proxies on its behalf. The applicable voting party will vote proxies in accordance with the Policy or its own policies and procedures, which must be reasonably designed to further the best economic interests of the affected fund shareholders. Because the Policy and the applicable voting party’s policies and procedures used to vote proxies for the funds both are designed to further the best economic interests of the affected fund shareholders, they are not expected to conflict with one another although the types of factors considered by the applicable voting party under its own policies and procedures may be in addition to or different from the ones listed below for the Policy.

The Policy specifies the types of factors to be considered when analyzing and voting proxies on certain issues when voting in accordance with the Policy, including, but not limited to:

•	Anti-takeover measures – the overall long-term financial performance of the target company relative to its industry competition.

•	Corporate Governance Matters – tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with changes in capital structure.

•	Contested elections – the qualifications of all nominees; independence and attendance record of board and key committee members; entrenchment devices in place that may reduce accountability.

•	Stock Option and Other Management Compensation Issues—executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

•

Shareholder proposals – whether the proposal is likely to enhance or protect shareholder value; whether identified issues are more appropriately or effectively addressed by legal or regulatory changes; whether the issuer has already appropriately addressed the identified issues; whether the proposal is unduly burdensome or prescriptive; whether the issuer’s existing approach to the identified issues is comparable to industry best practice.

The Fund and its voting delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, other voting delegate, or any affiliated person of the Fund, on the other hand.

Depending on the type and materiality, the Board or its delegates may take the following actions, among others, in addressing any material conflicts of interest that arise with respect to voting (or directing voting delegates to vote): (i) rely on the recommendations of an established, independent third party proxy voting vendor; (ii) vote pursuant to the recommendation of the proposing delegate; (iii) abstain; (iv) where two or more delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing delegate; (v) vote shares in the same proportion as the vote of all other shareholders of such issuer; or (vi) the adviser may vote proxies where the subadviser has a direct conflict of interest. The Policy requires each adviser/subadviser that is a voting delegate to notify the Chief Compliance Officer of the Fund (or, in the case of a subadviser, the Chief Compliance Officer of the adviser) of any actual or potential conflict of interest that is identified, and provide a recommended course of action for protecting the best interests of the Fund’s shareholders. No adviser/subadviser or other voting delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board (or the Executive Committee thereof) or the Chief Compliance Officer of the Fund.

The Policy further imposes certain record-keeping and reporting requirements on each adviser/subadviser or other voting delegate.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 will be available, no later than August 31 of each year, free of charge by calling, toll-free, 800.243.1574, or on the SEC’s Web site at www.sec.gov.

Following is information about the policies and procedures followed by the subadviser to the Fund in voting proxies for the Fund.

Voya Investment Management Co. LLC (“Voya Investment Management”) has been delegated the authority to vote proxies for the Fund. Voya Investment Management has adopted proxy voting policies, procedures and guidelines in an effort to ensure proxies are voted in the best interests of its clients and the value of the investment, and to address any real or perceived conflicts of interest in proxy voting. Proxies of the Fund will be voted subject to Voya Investment Management’s policy. Voya Investment Management’s Proxy Committee oversees the implementation of Voya Investment Management’s proxy voting procedures and guidelines including potential conflicts of interest. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, Voya Investment Management’s Compliance Committee oversees the implementation of the Fund’s proxy voting procedures and guidelines.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of filing this report, the Fund’s subadviser is Voya Investment Management. The names, titles and length of service of the person(s) employed by or associated with the registrant or an investment adviser of the registrant who is primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing this report:

Justin M. Kass, CFA

Senior Managing Director, Chief Investment Officer, Co-Head of Income & Growth

Industry start date: 1998

Start date as fund Portfolio Manager: 2015

Justin Kass is chief investment officer, co-head of income and growth at Voya Investment Management. Prior to joining Voya, he was a portfolio manager, managing director, CIO and co-head of U.S. income and growth strategies at Allianz Global Investors, where he held portfolio management, research, and trading responsibilities for the income and growth strategies team.

Prior to that at Allianz Global Investors, Mr. Kass held portfolio manager responsibilities for the U.S. convertible strategy and was a lead portfolio manager for the income and growth strategy since its inception. In that role, he was responsible for managing multiple closed-end and open-end mutual funds.

Mr. Kass earned a B.S. from the University of California, Davis, and an M.B.A. from the UCLA Anderson School of Management. He is a CFA® Charterholder. He began his career in the investment industry in 1998.

Michael E. Yee

Managing Director, Lead Portfolio Manager – Income & Growth

Industry start date: 1994

Start date as fund Portfolio Manager: 2015

Michael Yee is a lead portfolio manager, income and growth at Voya Investment Management. Prior to joining Voya, Mr. Yee was a portfolio manager and managing director at Allianz Global Investors, where he held portfolio management, research and trading responsibilities for the income and growth strategies team. He also served as a lead portfolio manager for the income and growth strategy since inception and was responsible for managing multiple closed-end and open-end mutual funds.

Prior to that, Mr. Yee was an analyst for the global and systematic team with responsibilities focused on U.S. large cap equity strategies and worked in global portfolio administration and client service.

Previously, he was a financial consultant for Priority One Financial/Liberty Foundation.

Mr. Yee earned a B.S. from the University of California, San Diego, and an M.B.A. from San Diego State University. He began his career in the investment industry in 1994.

David J. Oberto

Senior Vice President, Lead Portfolio Manager – Income & Growth

Industry start date: 2003

Start date as fund Portfolio Manager: 2022

David Oberto is a lead portfolio manager, income and growth at Voya Investment Management. Prior to joining Voya, he was a portfolio manager and director at Allianz Global Investors, where he held portfolio management, research and trading responsibilities for the income and growth strategies team. and served as portfolio manager for the U.S. High Yield Bond strategy and was also responsible for managing multiple closed-end and open-end mutual funds.

Prior to that, he was a portfolio administrator, a credit default swaps (CDS) account manager and a trade-closer at Bain Capital.

Mr. Oberto earned a B.S.B.A. with a concentration in finance and a minor in economics from Fordham University and an M.S. in finance from the D’Amore-McKim School of Business at Northeastern University. He began his career in the investment industry in 2003.

Ethan Turner, CFA

Vice President, Portfolio Manager – Income & Growth

Industry start date: 2005

Start date as fund Portfolio Manager: 2023

Ethan Turner is a portfolio manager, income and growth, at Voya Investment Management. Mr. Turner joined the firm following Voya’s acquisition of the substantial majority of Allianz Global Investors U.S. business, where he was an analyst and vice president with research responsibilities for the income and growth strategies team. Prior to that at Allianz, he was a trading assistant.

Prior to joining Allianz, Mr. Turner was a lead analyst covering the financial sector at Relational Investors and a financial analyst at Sunstone Hotel Investors.

Mr. Turner earned a B.S. from San Diego State University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles. He is a CFA® charterholder. Mr. Turner began working in the investment industry in 2005.

(a)(2) Voya Investment Management

The following summarizes information regarding each of the accounts, excluding the Fund, that were managed by the Portfolio Managers as of January 31, 2024 including accounts managed by a team, committee, or other group that includes the Portfolio Managers.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance (in millions)
Justin M. Kass	Registered Investment Companies:	8	$9,213	0	0
	Other Pooled Investment Vehicles:	11	51,218	0	0
	Other Accounts:	7	1,587	0	0
Michael E. Yee	Registered Investment Companies:	7	8,376	0	0
	Other Pooled Investment Vehicles:	8	49,269	0	0
	Other Accounts:	6	1,483	0	0
David Oberto	Registered Investment Companies:	7	8,946	0	0
	Other Pooled Investment Vehicles:	10	49,504	0	0
	Other Accounts:	6	1,483	0	0
Ethan Turner	Registered Investment Companies:	8	9,213	0	0
	Other Pooled Investment Vehicles:	1	73	0	0
	Other Accounts:	4	1,182	0	0

Voya Investment Management

Potential Conflicts of Interest

(a)(3) As of January 31, 2024, the following explains the compensation structure of each individual employed by Voya Investment Management who share primary responsibility for day-to-day portfolio management of the Fund:

Compensation Structure

Voya Investment Management’s compensation philosophy is to align compensation closely with performance and to leverage the variable side of the compensation equation. Annually, Voya Investment Management participates in comprehensive industry surveys and compares the relevant data to ensure that its compensation plans remain competitive. Key investment professionals such as portfolio managers and traders are paid competitive base salaries, are eligible for discretionary bonuses, and generally participate in Voya Investment Management’s long-term compensation program.

Bonus Program. The overall design of the annual incentive plan for investment professionals was developed to tie pay to both portfolio performance and profitability and is structured to drive performance and promote retention of top talent. Individual bonus target awards are based on external market data and internal comparators.

Investment performance is measured on both relative and absolute performance in all areas, and performance goals are set to appropriately reflect requirements for the investment team. The results for overall Voya IM LLC include a review of firm profitability, team performance and the investment professional’s individual performance, all of which influence the outcome of the discretionary bonus award recommendation process. The measures for each team are reviewed annually by Voya Investment Management’s executive management, and include the measures of investment performance versus benchmark and peer groups over one-, three- and five-year periods, as well as contributions to Voya Investment Management’s revenue growth and profitability.

Discretionary bonuses for non-investment professionals are structured similarly. The annual incentive bonus may be subject to deferral into a long-term compensation plan, as determined by the plan in effect at the time of payment.

Long-term Compensation. Voya Investment Management’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants are eligible to receive annual awards determined by the Executive Leadership Team based largely on investment performance and their contribution to firm performance. Plan awards are based on the current year’s performance as defined by Voya Investment Management’s component of the annual incentive plan. Awards may include a combination of performance share units, restricted stock units, and/or a notional investment in a predefined set of Voya mutual funds. Awards are subject to a time-based vesting schedule.

(a)(4) The following summarizes the dollar range of securities each portfolio manager for the Fund beneficially owned of the Fund that he managed as of January 31, 2024.

Virtus Diversified Income & Convertible Fund

Portfolio Manager	Fund Ownership
Justin Kass	$100,001 - $500,000
Michael Yee	None
David Oberto	None
Ethan Turner	$10,001 - $50,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notice to shareholders pursuant to Rule 19(a) under the 1940 Act which accompanied distributions paid for the six months ended January 31, 2024 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Diversified Income & Convertible Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)
Date 4/4/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President and Chief Executive Officer
(principal executive officer)

Date 4/4/2024

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 4/4/2024

*	Print the name and title of each signing officer under his or her signature.